THE
BEAR STEARNS
FUNDS

EQUITY FUNDS

S&P STARS PORTFOLIO

S&P STARS OPPORTUNITIES PORTFOLIO

THE INSIDERS SELECT FUND

LARGE CAP VALUE PORTFOLIO

SMALL CAP VALUE PORTFOLIO

FOCUS LIST PORTFOLIO

BALANCED PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

ANNUAL REPORT
MARCH 31, 2002

[BEAR STEARNS LOGO]

BSF-R-015-10

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Large Cap Value Portfolio
                            Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio

                             LETTER TO SHAREHOLDERS

                                                                  April 30, 2002

Dear Shareholders:

We are pleased to present the annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), S&P STARS Opportunities Portfolio ("S&P STARS Opportunities"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity"), (each a "Portfolio") for the fiscal year ended March 31, 2002. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

S&P STARS PORTFOLIO

At the start of the fiscal year, we were positioned conservatively, focusing on defensive sectors as the economy worsened--a strategy that contributed positively to performance. By mid-July, we began to anticipate an economic recovery. We positioned the Portfolio more aggressively, shifting assets into economically sensitive sectors which tend to outperform during times of expansion. This positioning hurt performance in the weeks leading up to and following the events of September 11th, when the outlook for economic improvement suddenly appeared remote. By mid-November, we once again began to expect an economic turnaround. We therefore increased our weightings in technology and consumer discretionary stocks, and reduced our positions in consumer staples and other defensive sectors. This aggressive positioning helped Portfolio performance in the third fiscal quarter, when we outperformed the benchmark.

In the first quarter of 2002, the Portfolio underperformed for a number of reasons. First, our bias toward growth stocks hurt returns as value stocks continued to dominate performance. Value stocks tend to outperform growth stocks during periods of market declines such as that of the previous year, in part due to the fact that value stocks are generally less sensitive to earnings disappointments. Value stocks also tend to be focused on "old economy" sectors that typically don't experience as much unanticipated earnings volatility during times of market crisis.

Growing concerns over accounting and liquidity issues also affected the Portfolio's performance during the fourth fiscal quarter. As the Enron scandal unfolded, investors began to scrutinize companies with questionable accounting practices and liquidity concerns. Growth stocks were particularly vulnerable to concerns about liquidity since it is not uncommon for companies' expenditure levels to exceed their cash flows in the early to middle stages of development. Specifically, concern about accounting and liquidity issues led to the underperformance of Sprint Corp. (PCS Group) and Tyco International Ltd.--two holdings that accounted for more than half of the Portfolio's underperformance during the fourth fiscal quarter. We believe the market overreacted in both cases, however, and continue to hold both companies as our original reasons for purchasing them remain intact. Both stocks recovered from their lows by quarter's end.

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Looking ahead, we believe investors will focus less on accounting and liquidity issues in the second quarter of 2002. A focus on accounting and credit related issues tends to be a lagging indicator. That is, accounting and credit problems tend to peak after the economy has bottomed out. With signs of economic improvement, we expect to see these concerns fade as earnings improvements accelerate.

For the remainder of 2002, we are significantly more optimistic about the outlook for the stock market, the economy and the Portfolio than we were a year ago. We expect an improving economy to translate into better stock market performance. Historically, growth stocks have tended to outperform during times of economic expansion, as have stocks in economically sensitive sectors. For this reason, we have overweighted the technology and consumer discretionary sectors. While no guarantees can be made about future performance, we believe the Portfolio is well positioned to benefit from economic growth in the months ahead.

S&P STARS OPPORTUNITIES PORTFOLIO

Since the Portfolio's inception on October 1, 2001, the events of September 11th and the subsequent recovery of the U.S. economy have been the dominant factors influencing performance. Immediately following September 11th, a flight to quality led investors to sell riskier assets in favor of "safe haven" securities. Money flowed out of the stock market as pessimism about the economy reached a peak in the third week of September. During the fourth quarter, however, the stock market rebounded from its September 21st low as investors became more bullish about the benefits of stimulative monetary and fiscal policy. During the quarter, the Portfolio's benchmark, the S&P MidCap 400 Index, gained 17.65%.

In the fourth quarter of 2001, the Portfolio's overweighted positions in economically sensitive sectors such as technology and consumer discretionary helped performance. Seven of the Portfolio's top-ten performers were technologyrelated holdings. Performance was hurt by our underweighted position in energy--a sector that typically lags the market coming out of a recession. Energy stocks rose sharply during the quarter after having been oversold, in our opinion.

The first quarter of 2002 brought further signs of a sooner-than-expected economic recovery, along with stock market volatility caused by concerns about accounting and liquidity issues. As several high profile companies became suspected of accounting irregularities, investors began to penalize companies with even conservative accounting practices. Meanwhile, the stock prices of companies with more leveraged balanced sheets took hits during the quarter.

Market anxiety about accounting and liquidity issues adversely impacted several of the Portfolio's holdings. Specifically, our overweighted positions in wireless telecommunications and technology hurt performance during the first quarter of 2002 as several of the Portfolio's more highly leveraged wireless stocks suffered from concerns about funding availability. In addition, while technology stocks performed strongly in the fourth quarter of 2001, they suffered in the first quarter due to profit-taking and general marketplace uncertainty. We were overweight in technology in anticipation that an economic recovery would translate into renewed growth for the industry--a view we continue to hold.

The Portfolio's strongest performing sectors during the first quarter of 2002 were industrials, consumer discretionary and consumer staples. As economically sensitive sectors, industrials and consumer discretionary both outperformed on signs of an economic turnaround. Although we were underweighted in consumer staples, a sector that performed well during the quarter, our stock selection within that sector enabled us to outperform the index by a significant margin.

It is interesting to note that in eight of the last ten recessions, mid cap stocks beat large caps by an average of 470 basis points in the twelve months following the recession's end. While past performance is not an assurance of future results and no guarantees can be made, we believe that as the economy shows signs of further improvement, increased investor confidence will continue to benefit mid cap stocks--many of which still have stronger fundamentals than large caps. The Portfolio, which is largely invested in mid cap stocks in economically sensitive sectors, is well positioned to benefit from these trends.

THE INSIDERS SELECT FUND

As the fiscal year began, rising levels of insider selling pointed to a generally overvalued stock market. Our strategy was to reduce the Portfolio's weight in financial services and other sectors that appeared to be overvalued, instead increasing

                                        2
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our weightings in companies in more attractively valued sectors-companies with meaningful insider buying trends and/or strong share repurchase programs.

In the months leading up to September 11th, insider buying remained fairly stable at a monthly rate of $250-300 million. Insider selling increased following September 11th as many companies saw their stock prices fall precipitously. Investor confidence began to return in the fourth quarter, however, fueled by the Federal Reserve's aggressive interest rate cuts and the rapid success of U.S. armed forces in Afghanistan. In response to this renewed confidence, the fourth quarter witnessed the first improvement of insider buying in about 18 months. In fact, the quarter saw the largest number of share repurchase announcements since the stock market crash of 1987. Close to 60% of the companies in the S&P 500 either initiated or accelerated repurchase programs. By its close, the fourth quarter had experienced a volume of insider transactions--both buying and selling--that was 58% higher than the previous year.

As the New Year began, the Portfolio was overweighted in economically sensitive sectors such as consumer discretionary, financial services, industrials and telecommunications, and underweighted in defensive sectors such as consumer staples, healthcare and utilities. We were also underweighted in technology, since insider selling had been strong following the rebound in technology stocks in late 2001. We have since increased our technology weighting somewhat on the view that technology will likely perform better in a growing economy.

In January, insider selling declined precipitously from a peak of $2.5 billion per month in November and December of 2001 to $1.2 billion. February saw a further decline to just $18 million. In general, the insiders of companies that had been the most oversold in the wake of September 11th bought the most aggressively. However, late in the quarter as stocks continued to rise, there was increased selling back to levels seen earlier in the quarter.

Going forward, we will continue to apply fundamental analysis to companies within our investable universe that show high levels of insider buying activity. While we use insider buying as a trigger, we always seek to determine whether a stock is attractively valued and fundamentally sound. Specifically, we look for characteristics such as a high return on invested capital, strong brand franchises and high quality of accounting.

It is interesting to note that in eight of the last ten recessions, mid cap stocks (as represented by the S&P MidCap 400 Index) beat large caps (as represented by the S&P 500 Index) by 4.7% in the 12 months following the end of the recession. In our opinion, this is partly due to the fact that mid cap stocks tend to trade down farther coming into a recession, as investors flock to the perceived safety of large cap names. Mid caps therefore generally recover from lower valuations.

In addition, during the first quarter of 2002, anxiety about accounting and liquidity issues was predominantly focused on large cap stocks, many of which pursued riskier balance sheet strategies in an attempt to generate the higher earnings needed to justify their higher stock prices. Mid cap companies appear to have taken a more conservative financial approach.

We believe that as the economy shows signs of improvement, increased investor confidence will benefit mid cap stocks--many of which have strong fundamentals and more attractive valuations than large caps. The Portfolio, which is largely invested in mid cap stocks in economically sensitive sectors, is well positioned to benefit from these trends.

LARGE CAP VALUE PORTFOLIO

In May of 2001, we began to reposition the Portfolio based on our expectation that an economic turnaround was in the offing. At the time, the Federal Reserve had cut rates several times since January, and it appeared as though the bear market might be bottoming out. In pursuit of this strategy, we increased our weighting in sectors that have historically outperformed during times of economic growth, such as consumer discretionary, industrials, financial services and technology. This repositioning was based on the attractive valuations available in these sectors, as well as our expectation for an economic recovery. We correspondingly underweighted the Fund's holdings in defensive sectors such as consumer staples, healthcare and utilities.

As the year progressed, the events of September 11th caused a significant setback to the hope of an economic recovery. Uncertainty about the markets, the economy and the prospect of continued terrorism led to a flight to quality in which investors sold riskier assets in favor of "safe haven" securities such as U.S. Treasury bonds and blue chip stocks. Pessimism

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about the economy, which had been growing since March of 2000, reached a low point in the third week of September. The Portfolio's positioning hurt performance in the market decline leading up to the events of September 11th, as well as in the market sell-off that immediately followed. As the market bottomed out, however, the Portfolio was well positioned to benefit from the rebound that took place in late September and continued through the rest of the fiscal year.

Financial services was the strongest sector contributing to the Portfolio's performance during the year. The sector outperformed at the end of the fiscal year in part because lending financial institutions had been so hard hit by the Enron debacle in the fourth quarter of 2001. As the first quarter of 2002 progressed, investors realized that many financial services stocks that had no links to Enron had been oversold, and began to bid them up. The Portfolio's holdings in this sector included several money center banks, which performed well and are now poised to benefit from an improving economic environment.

Conversely, the Portfolio's stock selection in utilities hurt performance during the year, since it was focused primarily on several long distance telecommunications companies that performed poorly. Within healthcare, the Portfolio's investments in several pharmaceutical companies also detracted from performance.

Looking ahead, we believe the economic growth of the first quarter will likely be one of the strongest quarters we see for 2002. Historically, half of the total return achieved in the year following the end of a recession is achieved during the first three months. In our opinion, the market turnaround that was expected in the second half of 2002 is, in fact, already beginning to be discounted.

For the remainder of the year, we expect to see "stair-step" economic growth throughout 2002. Valuation levels appear to be fair overall, given the current interest rate environment and earnings outlook. We have, however, found select opportunities for securities we believe to be undervalued at the high end of the mid cap sector and low end of the large cap sector. We therefore plan to focus a portion of the Portfolio's upcoming investment activity in those areas.

SMALL CAP VALUE PORTFOLIO*

The Portfolio's best performing sectors for the year were consumer discretionary, technology and producer durables. Within the consumer discretionary sector, several holdings outperformed, fueled by robust levels of consumer spending that held strong even through the market turmoil following September 11th.

At the end of 2001, several of the Portfolio's technology holdings were bid up in anticipation of the economic recovery that began in the last fiscal quarter. These companies each have dominant positions within their niche markets, and may be some of the first to benefit from new orders for semiconductor capital equipment later in 2002.

The Portfolio's auto and transportation sector holdings also helped performance during the year. Trucking--typically one of the first industries to benefit from a change to economic growth--did especially well. In addition, the Portfolio's investment in an auto parts manufacturer performed well. These stocks benefited from signs of economic growth in the fourth fiscal quarter, more stringent pollution control laws, and higher demand for better-performing engines.

By contrast, the financial services caused the biggest drag on Portfolio performance for the year. Additionally, the Portfolio's underweighted position in REITs (real estate investment trusts) early in the year also hurt performance. REITs, a classically defensive sector, were the best performing sector in the small cap universe following the events of September 11th, holding their ground while the rest of the market sold off. Late in 2001, we increased the Portfolio's allocation to REITs.

During the last quarter of the year, our investments in healthcare posted disappointing results. The Portfolio's investment in Impax Laboratories Inc.--a generic drug manufacturer that will soon bring the generic form of Claritin to market--hurt performance. The stock price fell when the manufacturers of Claritin decided to offer an over-the-counter version of the drug. The Portfolio's investment in Pharmaceutical Resources Inc. also detracted from performance. This generic drug maker had an exclusive agreement to offer the generic form of Megesterol, a drug used to prevent weight loss in anorexia and HIV patients. In a surprise move in February, a new competitor was granted the license to market the same

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product, which may cut into Pharmaceutical Resources' market share. Prior to the negative news for these two companies, we were reducing our positions due to valuation concerns. We expect to be completely out of these two stocks very shortly.

The Portfolio's energy holdings suffered in 2001 as oil prices fell from a high of about $30 per barrel to $20 per barrel. Fortunately, the Portfolio was underweighted in this group for most of the year. Toward the close of 2001, however, we identified several domestic oil exploration and production stocks that appeared undervalued. Our investment in these companies proved beneficial as energy prices rose dramatically on signs of economic improvement in the fourth fiscal quarter.

Looking forward, we expect the U.S. economy to improve at a slow but steady pace throughout the remainder of 2002. Based on this expectation, we have positioned the Portfolio to be overweighted in selected industries within the consumer discretionary, energy and technology sectors--all of which outperformed during times of economic expansion.

Small cap stocks have outperformed large cap stocks since 1999, as measured by the Russell 2000 Index and the S&P 500 Index. In fact, in ten out of the last ten recessions, small cap stocks have led the recovery, producing greater returns than large cap stocks. In our opinion, this is due to small caps' lower valuations, fragmented research coverage and better relative earnings growth. While there can be no assurance of future performance, we expect to see these trends continue through the remainder of 2002.

FOCUS LIST PORTFOLIO

The Federal Reserve cut interest rates precipitously in 2001, reducing the federal funds rate to 1.75%, its lowest level in 40 years. Throughout 2001, we increased the Portfolio's exposure to stocks in interest rate sensitive sectors like financial services. We avoided defensive stocks such as healthcare--which continues to struggle with shorter product lifecycles, increased competition, and government pressure to reduce prices--although one of our names in the sector, a healthcare provider in the Midwest, was a solid performer during the year.

As 2002 began, we started a gradual shift away from interest rate sensitive stocks, toward stocks that we believed would be the early beneficiaries of an economic recovery. A shift in strategy is always predicated on being able to identify stocks we like, having a good entry point, price target and valuation. As part of this strategy, we sold our position in a financial services company whose stock performed well in the environment of declining interest rates in 2001. While the stock remains fundamentally sound, we no longer see a catalyst for near-term growth. We also sold our position in a trucking company that quickly reached our price target. Trucking is typically one of the first industries to benefit from an economic turnaround.

In line with our strategy, we added several holdings considered to be economically sensitive, and therefore, well positioned to benefit from the improving economy. One such holding, a farm equipment manufacturer, will likely benefit from the farm subsidy bill soon to be approved in Washington, as well as from the recovery taking place in the industrial manufacturing & machinery sector. The stock's performance has been helped by improving precipitation patterns that have been favorable to farmers.

Another new holding is a franchiser of quick-service restaurants, bakeries, and cafes. This sector has experienced high levels of growth driven by favorable demographics such as an increase in the number of people dining out. We added an oil and gas exploration and production company, on the expectation that it will benefit from rising energy prices. The price of oil climbed from $20 per barrel to $28 per barrel during the quarter on growing fears that the escalating conflict in the Middle East might disrupt exports from that region.

Finally, the railway industry is one of the first to suffer in an economic downturn, but is also one of the first to benefit from a change to economic growth. While no assurances can be made, we believe our holding in this sector will benefit directly from an increase in economic activity that has already begun to take place.

In the months ahead, we expect to see a continuation of the rotating economic recovery we experienced in the first quarter, in which improvements in the U.S. economy affect different sectors at different times.

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BALANCED PORTFOLIO

The fixed income markets produced relatively good returns during the fiscal year. Early in the year, however, expectations of a recession led to an increase in yield spreads across the board for corporate securities. A record level of debt issuance--which ultimately reached $600 billion for 2001--also drove spreads wider. Economically sensitive sectors, which tend to underperform during times of economic contraction, were particularly hard hit. During that time, we focused on higher quality issues. Within corporates, this meant owning defensive sectors such as consumer staples, pharmaceuticals, and food & beverage.

In May of 2001, we began to reposition the equity portion of the Portfolio based on our expectation that an economic turnaround was impending. By that time, the Federal Reserve had cut rates several times since January, and it appeared as though the bear market might be bottoming out. We therefore increased our weighting in economically sensitive sectors such as consumer discretionary, industrials, financial services and technology, and underweighted defensive sectors such as consumer staples, healthcare and utilities.

The events of September 11th caused a significant setback to the hope of an economic recovery. Uncertainty about the markets, the economy and the prospect of continued terrorism led to a flight to quality in which investors sold riskier assets in favor of "safe haven" securities such as U.S. Treasury bonds and blue chip stocks. The performance of the Portfolio's equity positions was hurt during the market decline leading up to the events of September 11th and in the sell-off that immediately followed. As the market bottomed out, however, the Portfolio was well positioned to benefit from the rebound that took place in late September and continued through the rest of the fiscal year.

Financial services was the Portfolio's strongest performing equity sector during the year. Several of our money center bank holdings performed well in the fourth fiscal quarter and are now poised to benefit from an anticipated change in Fed policy. Conversely, stock selection in utilities hurt performance during the year, as we focused primarily on several long distance communications companies that performed poorly.

Toward the close of 2001, as the prospect of a recovery began to grow, we moved the Portfolio's fixed income allocation into higher yielding credits, expecting volatility to subside with signs of an economic turnaround. Concerns surrounding accounting and liquidity issues emanating from the Enron debacle only added to the anxiety, however, driving spreads higher. Volatility grew in the first quarter of 2002 as investors became riveted on companies' commercial paper programs and the lines of credit supporting them. Several high quality issuers were forced to draw on bank lines to pay down commercial paper at that time. Fortunately, the Portfolio did not hold any securities issued by Enron during the year.

We believe first quarter's economic growth may be the strongest we see in 2002. Equity valuations appear to be fair overall, given the current interest rate environment and earnings outlook. We have, nonetheless, found select opportunities for securities we believe to be undervalued. In our opinion, the corporate and high yield sectors will become attractive alternatives for traditional fixed income investors, as well as equity investors frustrated by slower growth. We expect interest rates to stabilize in a low inflation environment, further strengthening the case for fixed income assets.

INTERNATIONAL EQUITY PORTFOLIO**

During the fiscal year, international markets wrestled first with the global economic slowdown, and later with the economic recovery. Equity markets in the U.S., Europe and Asia had begun to price in an expectation of a recovery as early as March of 2001, after reaching a climactic low. Later in the year, the tragic events of September 11th led to another climactic low.

In the fourth quarter of 2001, the world's equity markets began to rebound. Expectations for an improving global economy grew, fueled by interest rate cuts, talk of sizable fiscal stimulus in the U.S., and increased liquidity in Japan.

The Portfolio's underperformance for the fiscal year was primarily due to our defensive positioning in the fourth quarter of 2001. Prior to September 11th, the Portfolio was positioned defensively on the expectation of a modest economic recovery. We overweighted defensive sectors such as healthcare and consumer staples--a strategy that helped performance going into September and in the weeks following the crisis, but hurt performance during the market rebound of the fourth quarter. In addition, our underweighted positions in technology and telecommunications detracted from performance.

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In the first quarter of 2002, we changed the Portfolio's positioning to be significantly more aggressive from a geographical standpoint. Seeing opportunity within the emerging markets, we increased our allocations to several countries, most notably Mexico, South Korea and Taiwan. We also overweighted our allocations to several developed countries in the Asia ex-Japan region. These countries outperformed during the first quarter, helping the Portfolio gain back some of its fourth quarter losses. In our view, the Asia ex-Japan region is attractive partly because it went through such intense economic upheaval during the Asian financial crisis in 1997 and `98. The crisis forced countries to recapitalize their banking systems and make improvements in corporate governance policies, leading to stronger fundamentals overall.

In addition, the emerging markets have historically benefited during times of global economic recovery such as that of the first quarter since they are typically exporters to developed nations. As the world's developed economies recover, the demand for the exports of emerging economies increases. Because of the improved fundamentals coming out of the Asian financial crisis, the quarter's increase in demand was met by a leaner cost base, thus leveraging the impact on profitability for many companies in the region. Finally, performance for Asia ex-Japan was supplemented by growing domestic demand, which led to a more balanced recovery involving both export and domestic growth.

In terms of sector allocations, our underweighted position in energy and overweighted position in technology hurt performance during the quarter. Technology suffered from concerns about overvaluations as well as from generally turbulent markets. By contrast, our overweighted position in materials contributed positively to performance. The materials sector benefited from rising metals prices in anticipation of an economic recovery, as well as from the consolidation taking place within the metals and mining industry.

Our outlook for the months ahead is moderately optimistic. We believe the Asia ex-Japan region is poised for above average growth, and therefore has a high potential for price appreciation. We have thus overweighted the Portfolio's allocation to several countries in that region. For the overall international equity markets, we expect to see moderate growth for the rest of the year. Our sector and stock allocations are in line with these expectations.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

----------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

    Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

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                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(4) VS. ITS BROAD-BASED INDEX

[CHART]

                 CLASS A SHARES      CLASS C SHARES      S&P 500 COMPOSITE INDEX
Apr. 5, 1995        $9,450.00           $10,000.00             $10,000.00
                   $10,489.50           $11,083.33             $10,800.00
                   $11,556.89           $12,170.34             $12,375.00
Mar. 31, 1996      $12,066.40           $12,691.32             $13,075.00
                   $12,211.97           $12,836.51             $13,150.00
                   $14,766.02           $15,471.38             $15,400.00
Mar. 31, 1997      $14,101.60           $14,763.54             $15,763.00
                   $16,287.21           $17,034.15             $18,600.00
                   $17,422.87           $18,172.03             $20,467.00
Mar. 31, 1998      $20,240.53           $21,082.10             $23,158.80
                   $21,406.10           $22,261.00             $23,668.54
                   $24,338.15           $25,258.99             $24,707.70
Mar. 31, 1999      $25,797.80           $26,722.63             $27,433.48
                   $27,934.40           $28,907.02             $28,449.12
                   $33,471.04           $34,555.80             $29,869.30
Mar. 31, 2000      $38,908.88           $40,122.81             $32,352.75
                   $38,887.51           $40,044.40             $31,000.60
                   $34,438.68           $35,379.68             $28,607.53
Mar. 31, 2001      $30,208.42           $30,999.88             $25,339.68
                   $33,435.00           $34,310.00             $26,557.00
                   $29,644.00           $30,306.00             $25,110.00
Mar. 31, 2002      $27,243.00           $27,814.00             $25,400.13

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   S&P STARS PORTFOLIO
      Class A shares ............   $27,243
      Class C shares ............    27,814
   S&P 500 Composite Index ......    25,400

                                                  TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                  -----------------------------------------------
                                                                    5-YEAR      SINCE INCEPTION
                                                    ONE YEAR    AVERAGE ANNUAL  AVERAGE ANNUAL(7)
                                                  ------------  --------------  -----------------
   S&P STARS Portfolio(2)
        Class A shares(5) ...................       (14.76)%        12.80%           15.41%
        Class B shares(4) ...................       (14.76)           N/A             9.84
        Class C shares(6) ...................       (11.17)         13.51            15.75
        Class Y shares(3) ...................        (9.37)         14.64            15.02
   S&P 500 Composite Index(1) ...............         0.24          10.17            14.28

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which August 7, 1995 was the initial public offering date) is higher than Class A and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been (10.27)% and 10.18%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 5, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (9.80)%, 14.08% and 16.35% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been (10.28)%.
(7) For the period April 5, 1995 (commencement of investment operations) through March 31, 2002, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(4) VS. ITS BROAD-BASED INDEX

[CHART]

                 CLASS A SHARES      CLASS C SHARES      S&P MIDCAP 400 INDEX
June 16, 1995       $9,450               $10,000               $10,000
                    $9,504               $10,067               $10,134
Sept. 30, 1995     $10,386               $10,975               $11,123
                   $10,716               $11,317               $11,280
Mar. 31, 1996      $11,031               $11,633               $11,974
                   $11,591               $12,200               $12,319
Sept. 30, 1996     $12,111               $12,733               $12,681
                   $13,006               $13,663               $13,448
Mar. 31, 1997      $13,051               $13,691               $13,249
                   $15,074               $15,800               $15,197
Sept. 30, 1997     $16,623               $17,388               $17,639
                   $16,862               $17,615               $17,785
Mar. 31, 1998      $19,057               $19,874               $19,743
                   $18,972               $19,773               $19,319
Sept. 30, 1998     $15,839               $16,480               $16,525
                   $18,428               $19,154               $21,181
Mar. 31, 1999      $19,114               $19,842               $19,829
                   $20,674               $21,442               $22,640
Sept. 30, 1999     $18,608               $19,273               $20,739
                   $20,110               $20,799               $24,303
Mar. 31, 2000      $19,191               $19,828               $27,387
                   $19,236               $19,852               $26,486
Sept. 30, 2000     $21,632               $22,298               $29,708
                   $23,593               $24,295               $28,566
Mar. 31, 2001      $22,629               $23,261               $25,489
                   $23,898               $24,537               $28,844
Sept. 30, 2001     $19,953               $20,468               $24,065
                   $22,174               $22,711               $28,395
Mar. 31, 2002      $23,675               $24,217               $30,305

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   THE INSIDERS SELECT FUND
      Class A shares ............   $23,675
      Class C shares ............    24,217
   S&P MidCap 400 Index .........    30,305

                                                  TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                  -----------------------------------------------
                                                                    5-YEAR       SINCE INCEPTION
                                                    ONE YEAR    AVERAGE ANNUAL  AVERAGE ANNUAL(7)
                                                  ------------  --------------  -----------------
   The Insiders Select Fund(2)
        Class A shares(5) ...................        (1.14)%         11.38%           13.52%
        Class B shares(4) ...................        (0.58)            N/A             7.16
        Class C shares(6) ...................         3.17           12.08            13.90
        Class Y shares(3) ...................         5.17           13.14            14.82
   S&P MidCap 400 Index(1) ..................        18.89           17.99            17.72

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which June 20, 1995 was the initial public offering date) is higher than Class A and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 4.11% and 7.72%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 6, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 4.62%, 12.65% and 14.47% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been 4.11%.
(7) For the period of June 16, 1995 (commencement of investment operations) through March 31, 2002, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            Large Cap Value Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(4) VS. ITS BROAD-BASED INDEX

[CHART]

                 CLASS A SHARES      CLASS C SHARES       S&P 500 COMPOSITE INDEX
Apr. 4, 1995           9,450             10,000                    10,000
Jun. 30, 1995         10,112             10,683                    10,800
Sept. 30, 1995        11,206             11,825                    11,700
Dec. 31, 1995         11,821             12,463                    12,375
Mar. 31, 1996         11,940             12,571                    13,199
Jun. 30, 1996         11,948             12,563                    13,789
Sept. 30, 1996        12,161             12,771                    14,210
Dec. 31, 1996         13,519             14,178                    15,392
Mar. 31, 1997         13,784             14,440                    15,802
Jun. 30, 1997         16,209             16,955                    18,558
Sept. 30, 1997        17,389             18,162                    19,945
Dec. 31, 1997         17,720             18,461                    20,517
Mar. 31, 1998         19,930             20,785                    23,379
Jun. 30, 1998         20,141             20,976                    24,151
Sept. 30, 1998        17,576             18,280                    21,748
Dec. 31, 1998         20,485             21,289                    26,380
Mar. 31, 1999         20,663             21,454                    27,694
Jun. 30, 1999         22,306             23,131                    29,645
Sept. 30, 1999        20,119             20,829                    27,794
Dec. 31, 1999         20,531             21,241                    31,929
Mar. 31, 2000         19,650             20,297                    32,660
Jun. 30, 2000         20,014             20,640                    31,793
Sept. 30, 2000        22,131             22,799                    31,484
Dec. 31, 2000         24,833             25,551                    29,021
Mar. 31, 2001         24,325             24,998                    25,642
Jun. 30, 2001         25,391             26,053                    27,010
Sept. 30, 2001        22,070             22,631                    23,046
Dec. 31, 2001         24,444             25,032                    25,508
Mar. 31, 2002         25,473             26,048                    25,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   LARGE CAP VALUE PORTFOLIO
      Class A shares ............   $25,473
      Class C shares ............    26,048
   S&P 500 Composite Index.......    25,578

                                                TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                              ---------------------------------------------------
                                              ONE YEAR ENDED        5-YEAR       SINCE INCEPTION
                                              MARCH 31, 2002    AVERAGE ANNUAL  AVERAGE ANNUAL(7)
                                              --------------    --------------  -----------------
   Large Cap Value Portfolio(2)
        Class A shares(5) ...................     (1.03)%            11.80%           14.29%
        Class B shares(4) ...................     (0.84)               N/A             8.48
        Class C shares(6) ...................      3.20              12.52            14.66
        Class Y shares(3) ...................      5.28              13.63            14.21
   S&P 500 Composite Index(1) ...............      0.24              10.17            14.36

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which September 11, 1995 was the initial public offering date) is higher than Class A and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 4.17% and 8.84%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 28, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 4.72%, 13.07% and 15.22% respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been 4.20%.
(7) For the period April 4, 1995 (commencement of investment operations) through March 31, 2002, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            Small Cap Value Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(4) VS. ITS BROAD-BASED INDEX

[CHART]

               CLASS A SHARES    CLASS C SHARES      RUSSELL 2000 INDEX
Apr. 3, 1995        $9,450          $10,000                $10,000
                   $10,261          $10,842
Sept. 30, 1995     $11,962          $12,625
                   $12,032          $12,669
Mar. 31, 1996      $12,696          $13,354
                   $14,128          $14,842
Sept. 30, 1996     $14,136          $14,817                $13,556
                   $13,891          $14,554
Mar. 31, 1997      $14,184          $14,844                $13,512
                   $15,725          $16,433
Sept. 30, 1997     $18,525          $19,337                $18,028
                   $18,426          $19,212
Mar. 31, 1998      $20,830          $21,687                $19,213
                   $20,143          $20,949
Sept. 30, 1998     $14,885          $15,462                $14,620
                   $18,165          $18,847
Mar. 31, 1999      $16,609          $17,204                $16,100
                   $20,203          $20,897
Sept. 30, 1999     $18,897          $19,527                $17,412
                   $20,729          $21,389
Mar. 31, 2000      $22,955          $23,662                $22,113
                   $21,753          $22,386
Sept. 30, 2000     $21,981          $22,593                $21,518
                   $20,607          $21,158
Mar. 31, 2001      $20,282          $20,808                $18,734
                   $24,308          $24,894                $20,241
Sept. 30, 2001     $19,578          $20,022                $16,033
                   $23,139          $23,623                $19,414
Mar. 31, 2002      $24,035          $24,500                $20,187

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   SMALL CAP VALUE PORTFOLIO
      Class A shares ............   $24,035
      Class C shares ............    24,500
   Russell 2000 Index ...........    20,187

                                                 TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                 ------------------------------------------------
                                                                    5-YEAR       SINCE INCEPTION
                                                 ONE YEAR       AVERAGE ANNUAL  AVERAGE ANNUAL(7)
                                                 --------       --------------  -----------------
   Small Cap Value Portfolio(2)
        Class A shares(5) ...................     11.97%             9.87%           13.35%
        Class B shares(4) ...................     12.76               N/A             6.26
        Class C shares(6) ...................     16.75             10.54            13.66
        Class Y shares(3) ...................     19.02             11.66            13.82
   Russell 2000 Index(1) ....................     13.98              9.52            11.44

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which June 22, 1995 was the initial public offering date) is higher than Class A and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 17.76% and 7.03%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 21, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 18.51%, 11.13%, and 14.27%, respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been 17.75%.
(7) For the period April 3, 1995 (commencement of investment operations) through March 31, 2002, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                              Focus List Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX

[CHART]

                        CLASS A            CLASS B             CLASS C            S&P 500
                        SHARES             SHARES              SHARES          COMPOSITE INDEX
Dec. 31, 1997          $9,450.00          $10,000.00          $10,000.00          $10,000.00
Mar. 31, 1998         $10,552.50          $10,650.00          $11,150.00          $11,394.88
Jun. 30, 1998         $10,647.00          $10,733.33          $11,233.33          $11,771.02
Sep. 30, 1998          $9,513.00           $9,525.00          $10,025.00          $10,600.09
Dec. 31, 1998         $12,628.67          $12,888.67          $13,305.33          $12,857.54
Mar. 31, 1999         $13,662.00          $13,940.41          $14,348.72          $13,498.11
Jun. 30, 1999         $14,237.82          $14,524.71          $14,933.02          $14,449.03
Sep. 30, 1999         $13,425.36          $13,648.26          $14,056.58          $13,546.60
Dec. 31, 1999         $15,949.51          $16,377.61          $16,685.92          $15,562.09
Mar. 31, 2000         $16,730.42          $17,170.59          $17,478.90          $15,918.54
Jun. 30, 2000         $15,184.38          $15,542.90          $15,851.21          $15,495.62
Sep. 30, 2000         $14,640.11          $14,950.25          $15,258.56          $15,345.27
Dec. 31, 2000         $13,748.76          $14,007.02          $14,315.34          $14,144.73
Mar. 31, 2001         $13,212.38          $13,439.00          $13,739.38          $12,498.00
Jun. 30, 2001         $13,875.00          $14,257.00          $14,407.00          $13,197.00
Sep. 30, 2001         $12,100.00          $12,421.00          $12,546.00          $11,260.00
Dec. 31, 2001         $14,151.00          $14,357.00          $14,658.00          $12,463.00
Mar. 31, 2002         $14,861.00          $15,167.00          $15,375.00          $12,498.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   FOCUS LIST PORTFOLIO
      Class A shares ............   $14,861
      Class B shares ............    15,167
      Class C shares ............    15,375
   S&P 500 Composite Index ......    12,498

                                                TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                ----------------------------------------------
                                                                        SINCE INCEPTION
                                                    ONE YEAR ENDED     AVERAGE ANNUAL(3)
                                                    --------------     -----------------
   Focus List Portfolio(2)
        Class A shares(4) ...................            6.32%                9.75%
        Class B shares(5) ...................            6.85                10.28
        Class C shares(6) ...................           10.91                10.63
   S&P 500 Composite Index(1) ...............            0.24                 5.38

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2002.
(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, total returns would have been 12.48% and 11.22% respectively, for each period shown.
(5) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 11.85% and 10.62%, respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been 11.91%.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A, B AND C SHARES(1)(2)(3) VS. VARIOUS INDICES

[CHART]

                                           S&P 500        LIPPER BALANCED
                    CLASS A SHARES      CLASS B SHARES    CLASS C SHARES    COMPOSITE INDEX       FUND INDEX
Dec. 31, 1997          $9,450.00         $10,000.00         $10,000.00         $10,000.00         $10,000.00
Mar. 31, 1998         $10,210.15         $10,791.86         $10,791.86         $11,394.88         $10,791.06
Jun. 30, 1998         $10,400.74         $10,980.86         $10,980.86         $11,771.02         $10,955.14
Sept. 30, 1998         $9,792.66         $10,325.17         $10,325.33         $10,600.09         $10,321.13
Dec. 31, 1998         $10,603.70         $11,173.56         $11,165.04         $12,857.54         $11,508.65
Mar. 31, 1999         $10,627.98         $11,177.89         $11,177.89         $13,498.11         $11,693.30
Jun. 30, 1999         $11,107.15         $11,661.91         $11,661.91         $14,449.03         $12,218.84
Sept. 30, 1999        $10,428.09         $10,941.53         $10,941.53         $13,546.60         $11,712.50
Dec. 31, 1999         $10,582.98         $11,091.86         $11,083.16         $15,562.09         $12,541.73
Mar. 31, 2000         $10,499.31         $10,990.26         $10,990.26         $15,918.54         $12,915.36
Jun. 30, 2000         $10,758.34         $11,241.08         $11,241.08         $15,495.62         $12,759.84
Sept. 30, 2000        $11,052.85         $11,546.79         $11,538.04         $15,345.27         $13,013.32
Dec. 31, 2000         $11,762.73         $12,262.74         $12,253.93         $14,144.73         $12,841.27
Mar. 31, 2001         $11,692.99         $11,875.96         $12,167.15         $12,467.90         $12,197.71
Jun. 30, 2001         $12,066.00         $12,219.00         $12,537.00         $13,197.24
Sept. 30, 2001        $11,336.00         $11,446.00         $11,756.00         $11,260.13
Dec. 31, 2001         $11,999.00         $12,111.00         $12,430.00         $12,463.35
Mar. 31, 2002         $12,236.00         $12,685.00         $12,667.00         $12,497.64         $12,499.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   BALANCED PORTFOLIO
      Class A shares ............   $12,236
      Class B shares ............    12,685
      Class C shares ............    12,667
   S&P 500 Composite Index ......    12,498
   Lipper Balanced Fund Index....    12,499

                                                 TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                 ----------------------------------------------
                                                                          SINCE INCEPTION
                                                      ONE YEAR ENDED     AVERAGE ANNUAL(3)
                                                      --------------     -----------------
   Balanced Portfolio(2)
        Class A shares(4) ...................             (1.07)%               4.85%
        Class B shares(5) ...................             (0.81)                5.35
        Class C shares(6) ...................              3.12                 5.71
        Class Y shares(7) ...................              5.15                 6.72
   Lipper Balanced Fund Index(1) ............              2.47                 5.39
   S&P 500 Composite Index(1) ...............              0.24                 5.38

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2002 for Class A, B, and C shares.
(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been 4.67% and 6.26%, respectively, for the period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, total returns would have been 4.19% and 5.75%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been 4.12%.
(7) The average annual return of Class Y shares (for which January 6, 1998 was the initial public offering date) is higher than Class A, B, and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX

[CHART]

                    CLASS A SHARES     CLASS B SHARES     CLASS C SHARES    MSCI EAFE INDEX
Dec. 31, 1997          $9,450.00         $10,000.00         $10,000.00         $10,000.00
Mar. 31, 1998         $10,842.53         $11,458.33         $11,458.33         $11,471.00
Jun. 30, 1998         $11,881.90         $12,550.00         $12,541.67         $11,592.80
Sept. 30, 1998        $10,196.86         $10,750.00         $10,750.00         $9,945.01
Dec. 31, 1998         $11,892.07         $12,527.43         $12,527.43         $11,999.70
Mar. 31, 1999         $11,923.57         $12,544.10         $12,544.10         $12,166.64
Jun. 30, 1999         $12,380.35         $13,002.52         $13,002.52         $12,475.81
Sept. 30, 1999        $13,506.55         $14,169.41         $14,169.41         $13,023.33
Dec. 31, 1999         $21,630.12         $22,666.77         $22,666.68         $15,235.35
Mar. 31, 2000         $22,139.06         $23,163.37         $23,163.28         $15,219.33
Jun. 30, 2000         $19,021.78         $19,880.77         $19,880.69         $14,616.38
Sept. 30, 2000        $17,025.77         $17,768.12         $17,768.05         $13,437.36
Dec. 31, 2000         $17,029.31         $17,754.99         $17,755.06         $13,076.80
Mar. 31, 2001         $14,170.91         $14,454.00         $14,746.02         $10,325.00
Jun. 30, 2001         $13,745.00         $13,993.00         $14,284.00
Sept. 30, 2001        $11,653.00         $11,787.00         $12,087.00         $9,603.00
Dec. 31, 2001         $11,936.00         $12,078.00         $12,378.00
Mar. 31, 2002         $11,821.00         $11,941.00         $12,241.00         $10,325.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   INTERNATIONAL EQUITY PORTFOLIO
      Class A shares ............   $11,821
      Class B shares ............    11,941
      Class C shares ............    12,241
   MSCI EAFE Index ..............    10,325

                                                  TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                  ----------------------------------------------
                                                                           SINCE INCEPTION
                                                       ONE YEAR ENDED     AVERAGE ANNUAL(3)
                                                       --------------     -----------------
   International Equity Portfolio(2)(4)
        Class A shares(5) ...................             (21.16)%               4.01%
        Class B shares(6) ...................             (21.18)                4.26
        Class C shares(7) ...................             (17.82)                4.86
   MSCI EAFE Index(1) .......................              (8.50)                0.75

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2002.
(4) Class Y shares commenced its initial public offering on July 5, 2001. The total return from inception through March 31, 2002 was (12.30)%.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been (16.58)% and 5.40% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, total returns would have been (17.03)% and 4.86%, respectively, for each period shown.
(7) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been (16.99)%.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                        PERCENT OF
RANK  INDUSTRY                                                                                          NET ASSETS
----  ----------------------------------------------------------------------------------------------    ----------
  1.  Cable TV .....................................................................................       5.69
  2.  Electronic Components - Miscellaneous ........................................................       5.12
  3.  Investment Management/Advisor Services .......................................................       4.93
  4.  E-Marketing/Information ......................................................................       4.76
  5.  Medical - Biomedical/Genetics ................................................................       4.42
  6.  Commercial Services - Finance ................................................................       3.73
  7.  Applications Software ........................................................................       3.51
  8.  Finance - Investment Banking/Brokerage .......................................................       3.09
  9.  Beverage - Wine/Spirits ......................................................................       3.07
 10.  Electronics ..................................................................................       2.81

================================================================================

                               TOP TEN HOLDINGS*

                                                                                                        PERCENT OF
RANK  HOLDINGS                                                         INDUSTRY                         NET ASSETS
----  ---------------------------------------   ----------------------------------------------------    ----------
  1.  DoubleClick Inc. ......................   E-Marketing/Information                                    3.97
  2.  Eaton Vance Corp. .....................   Investment Management/Advisor Services                     3.89
  3.  Comcast Corp., Special Class A ........   Cable TV                                                   3.80
  4.  Vishay Intertechnology, Inc. ..........   Electronic Components - Miscellaneous                      3.68
  5.  Morgan Stanley Dean Witter & Co. ......   Finance - Investment Banking/Brokerage                     3.09
  6.  Constellation Brands, Inc., Class A ...   Beverages - Wine/Spirits                                   3.07
  7.  Amgen Inc. ............................   Medical - Biomedical/Genetics                              2.99
  8.  Adobe Systems Inc. ....................   Electronics                                                2.81
  9.  GlobalSanteFe Corp. ...................   Oil & Offshore Drilling                                    2.73
 10.  Noble Drilling Corp. ..................   Oil & Gas Drilling                                         2.69

----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                        PERCENT OF
RANK  INDUSTRY                                                                                          NET ASSETS
----  ----------------------------------------------------------------------------------------------    ----------
  1.  Applications Software ........................................................................       5.34
  2.  Electronic Components - Miscellaneous ........................................................       3.47
  3.  Investment Management/Advisor Services .......................................................       3.39
  4.  Consulting Services ..........................................................................       3.13
  5.  Beverages - Wine/Spirits .....................................................................       3.11
  6.  Commercial Banks .............................................................................       2.62
  7.  E-Marketing/Information ......................................................................       2.34
  8.  Electronic Components - Semiconductors .......................................................       2.29
  9.  Retail - Bookstore ...........................................................................       2.24
 10.  Containers - Paper/Plastic ...................................................................       2.23

================================================================================

                                TOP TEN HOLDINGS*

                                                                                                        PERCENT OF
RANK  HOLDINGS                                                        INDUSTRY                          NET ASSETS
----  ---------------------------------------   ----------------------------------------------------    ----------
  1.  Constellation Brands, Inc. ............   Beverages - Wine/Spirits                                   3.11
  2.  DoubleClick, Inc. .....................   E-Marketing/Information                                    2.34
  3.  Barnes & Noble, Inc. ..................   Retail - Bookstore                                         2.24
  4.  Vishay Intertechnology, Inc. ..........   Electronic Components - Miscellaneous                      2.18
  5.  SPX Corp. .............................   Diversified Manufacturing Operations                       2.00
  6.  NetIQ Corp. ...........................   Decision Support Software                                  1.99
  7.  BARRA, Inc. ...........................   Applications Software                                      1.97
  8.  Mohawk Industries, Inc. ...............   Textile - Home Furnishings                                 1.96
  9.  Overture Services, Inc. ...............   Web Portals/ISP                                            1.93
 10.  Sprint Corp. (PCS Group) ..............   Cellular Telecommunications                                1.92

----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                        PERCENT OF
RANK  INDUSTRY                                                                                          NET ASSETS
----  ----------------------------------------------------------------------------------------------    ----------
  1.  Diversified Manufacturing Operations .........................................................       6.32
  2.  Oil Companies - Exploration & Production .....................................................       6.02
  3.  Super - Regional Banks - U.S. ................................................................       6.02
  4.  Financial Guarantee Insurance ................................................................       5.80
  5.  Life/Health Insurance ........................................................................       5.59
  6.  Telephone - Integrated .......................................................................       4.50
  7.  Advertising Agencies .........................................................................       3.55
  8.  Retail - Restaurants .........................................................................       2.98
  9.  Retail - Major Department Store ..............................................................       2.98
 10.  Electric - Integrated ........................................................................       2.91

================================================================================

                                TOP TEN HOLDINGS*

                                                                                                        PERCENT OF
RANK  HOLDINGS                                                        INDUSTRY                          NET ASSETS
----  ---------------------------------------   ----------------------------------------------------    ----------
  1.  Apache Corp. ..........................   Oil Companies - Exploration & Production                   3.95
  2.  Interpublic Group of Cos., Inc. (The) .   Advertising Agencies                                       3.55
  3.  Comerica Inc. .........................   Super - Regional Banks - U.S.                              3.43
  4.  Textron, Inc. .........................   Diversified Manufacturing Operations                       3.34
  5.  MGIC Investment Corp. .................   Financial Guarantee Insurance                              3.25
  6.  McDonald's Corp. ......................   Retail - Restaurants                                       2.98
  7.  May Department Stores Co. (The) .......   Retail - Major Department Store                            2.98
  8.  Pentair, Inc. .........................   Diversified Manufacturing Operations                       2.98
  9.  FPL Group, Inc. .......................   Electric - Integrated                                      2.91
 10.  Lincoln National Corp. ................   Life/Health Insurance                                      2.90

----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                            Large Cap Value Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                        PERCENT OF
RANK  INDUSTRY                                                                                          NET ASSETS
----  ----------------------------------------------------------------------------------------------    ----------
  1.  Super - Regional Banks - U.S. ................................................................       8.26
  2.  Telephone - Integrated .......................................................................       6.08
  3.  Oil Companies - Integrated ...................................................................       6.00
  4.  Retail - Restaurants .........................................................................       4.23
  5.  Diversified Manufacturing Operations .........................................................       3.80
  6.  Broadcast Services/Programming ...............................................................       3.22
  7.  Finance - Investment Banking/Brokerage .......................................................       3.20
  8.  Life/Health Insurance ........................................................................       3.10
  9.  Financial Guarantee Insurance ................................................................       3.09
 10.  Food - Retail ................................................................................       3.08

================================================================================

                                TOP TEN HOLDINGS*

                                                                                                        PERCENT OF
RANK  HOLDINGS                                                        INDUSTRY                          NET ASSETS
----  ---------------------------------------   ----------------------------------------------------    ----------
  1.  Liberty Media Corp. ...................   Broadcast Services/Programming                             3.22
  2.  Textron, Inc. .........................   Diversified Manufacturing Operations                       3.14
  3.  Safeway Inc. ..........................   Food - Retail                                              3.08
  4.  May Department Stores Co. (The) .......   Retail - Major Department Store                            2.91
  5.  Interpublic Group of Cos., Inc. (The) .   Advertising Agencies                                       2.89
  6.  McDonald's Corp. ......................   Retail - Restaurants                                       2.84
  7.  United Technologies Corp. .............   Aerospace/Defense - Equipment                              2.68
  8.  Citigroup Inc. ........................   Diversified Financial Services                             2.64
  9.  Philips Electronics ...................   Electronic Components - Miscellaneous                      2.61
 10.  MGIC Investment Corp. .................   Financial Guarantee Insurance                              2.60

----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                            Small Cap Value Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                        PERCENT OF
RANK  INDUSTRY                                                                                          NET ASSETS
----  ----------------------------------------------------------------------------------------------    ----------
  1.  Building & Construction Products .............................................................       5.09
  2.  Consumer Products - Misc. ....................................................................       4.63
  3.  Semiconductor Equipment ......................................................................       4.56
  4.  Savings & Loan/Thrifts .......................................................................       4.36
  5.  Finance - Investment Banking/Brokerage .......................................................       4.14
  6.  Electric - Integrated ........................................................................       3.11
  7.  Computers - Peripheral Equipment .............................................................       3.01
  8.  Food - Miscellaneous/Diversified .............................................................       2.98
  9.  Real Estate Investment Trusts - Diversified ..................................................       2.97
 10.  Commercial Banks .............................................................................       2.95

================================================================================

                               TOP TEN HOLDINGS*

                                                                                                        PERCENT OF
RANK  HOLDINGS                                                        INDUSTRY                          NET ASSETS
----  ---------------------------------------   ----------------------------------------------------    ----------
  1.  Electronics for Imaging ...............   Computers - Peripheral Equipment                           3.01
  2.  Hibernia Foods plc ADR ................   Food - Miscellaneous/Diversified                           2.98
  3.  Pier 1 Imports, Inc. ..................   Retail - Home Furnishings                                  2.92
  4.  Key Energy Services, Inc. .............   Oil - Field Services                                       2.86
  5.  Furniture Brands International, Inc. ..   Home Furnishings                                           2.77
  6.  Meridian Resource Corp. (The) .........   Oil Companies - Integrated                                 2.60
  7.  Tupperware Corp. ......................   Consumer Products - Misc.                                  2.56
  8.  BorgWarner, Inc. ......................   Auto/Truck Parts & Equipment                               2.56
  9.  Stewart & Stevenson Services ..........   Machinery - General Industrial                             2.49
 10.  CommScope, Inc. .......................   Telecommunication Equipment                                2.44

----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                              Focus List Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                        PERCENT OF
RANK  INDUSTRY                                                                                          NET ASSETS
----  ----------------------------------------------------------------------------------------------    ----------
  1.  Technology: Computer Services ................................................................      20.51
  2.  Financial Services: Government-Sponsored Enterprises .........................................       5.97
  3.  Energy: Oil and Gas E & P ....................................................................       5.30
  4.  Basic Industry: Ground Transportation ........................................................       5.09
  5.  Media: Publishing/Information ................................................................       5.05
  6.  Financial Services: Specialty Finance ........................................................       4.97
  7.  Consumer: Restaurants ........................................................................       4.92
  8.  Basic Industry: Machinery ....................................................................       4.75
  9.  Healthcare: Health Services/Managed Care .....................................................       4.75
 10.  Healthcare: Major Pharmaceuticals ............................................................       4.57

================================================================================

                                TOP TEN HOLDINGS*

                                                                                                        PERCENT OF
RANK  HOLDINGS                                                          INDUSTRY                        NET ASSETS
----  ---------------------------------------   ----------------------------------------------------    ----------
  1.  Affiliated Computer Services, Inc. ....   Technology: Computer Services                             11.06
  2.  BISYS Group, Inc. (The) ...............   Technology: Computer Services                              9.45
  3.  Fannie Mae ............................   Financial Services: Government-Sponsored Enterprises       5.97
  4.  Noble Affiliates, Inc. ................   Energy: Oil and Gas E & P                                  5.30
  5.  Canadian National Railway Co. .........   Basic Industry: Ground Transportation                      5.09
  6.  Moody's Corp. .........................   Media: Publishing/Information                              5.05
  7.  MBNA Corp. ............................   Financial Services: Specialty Finance                      4.97
  8.  AFC Enterprises .......................   Consumer: Restaurants                                      4.92
  9.  AGCO Corp. ............................   Basic Industry: Machinery                                  4.75
 10.  Anthem Inc. ...........................   Healthcare: Health Services/Managed Care                   4.75

----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                      TOP FIVE INDUSTRY/SECTOR WEIGHTINGS*

                                                                                                        PERCENT OF
RANK  INDUSTRY/SECTOR                                                                                   NET ASSETS
----  ----------------------------------------------------------------------------------------------    ----------
EQUITY
------------------------------------------------------------------------------------------------------------------
  1.  Super - Regional Banks - U.S. ................................................................       3.64
  2.  Oil Companies - Integrated ...................................................................       3.44
  3.  Telephone - Integrated .......................................................................       2.68
  4.  Electronic Components - Semiconductors .......................................................       2.51
  5.  Retail - Restaurants .........................................................................       2.36

LONG-TERM DEBT
------------------------------------------------------------------------------------------------------------------
  1.  U.S. Government Agency Obligations ...........................................................      21.80
  2.  Mortgage Backed Securities ...................................................................       3.28
  3.  U.S. Government Obligations ..................................................................       2.55
  4.  Telephone - Integrated .......................................................................       1.38
  5.  Finance - Auto Loans .........................................................................       1.11

================================================================================

                               TOP FIVE HOLDINGS*

                                                                                                        PERCENT OF
RANK  HOLDINGS                                                    INDUSTRY SECTOR                       NET ASSETS
----  ---------------------------------------   ----------------------------------------------------    ----------
EQUITY
------------------------------------------------------------------------------------------------------------------
  1.  Textron, Inc. ..........................  Diversified Manufacturing Operations                       1.64
  2.  Bank of America Corp. ..................  Super - Regional Banks - U.S.                              1.63
  3.  Liberty Media Corp. ....................  Broadcasting Services/Programming                          1.56
  4.  Safeway, Inc. ..........................  Food - Retail                                              1.54
  5.  American Express Co. ...................  Credit & Finance                                           1.54

LONG-TERM DEBT
------------------------------------------------------------------------------------------------------------------
  1.  Freddie Mac ............................  U.S. Government Agency Obligations                        11.75
  2.  Fannie Mae .............................  U.S. Government Agency Obligations                         7.63
  3.  U.S. Treasuries ........................  U.S. Government Obligations                                2.55
  4.  Government National Mortgage Association  U.S. Government Agency Obligations                         2.42
  5.  TXU Corp. ..............................  Electric - Integrated                                      0.61

----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                        PERCENT OF
RANK  INDUSTRY                                                                                          NET ASSETS
----  ----------------------------------------------------------------------------------------------    ----------
  1.  Money Center Banks ...........................................................................      12.65
  2.  Electronic Components - Semiconductors .......................................................       9.43
  3.  Commercial Banks - Non-U.S. ..................................................................       7.03
  4.  Medical - Drugs ..............................................................................       5.34
  5.  Auto - Cars/Light Trucks .....................................................................       4.95
  6.  Diversified Minerals .........................................................................       3.87
  7.  Oil Companies - Integrated ...................................................................       3.17
  8.  Enterprise Software/Services .................................................................       2.96
  9.  Food - Miscellaneous/Diversified .............................................................       2.84
 10.  Semiconductor Equipment ......................................................................       2.71

================================================================================

                                TOP TEN HOLDINGS*

                                                                                                        PERCENT OF
RANK  HOLDINGS                                                        INDUSTRY                          NET ASSETS
----  ---------------------------------------   ----------------------------------------------------    ----------
  1.  Samsung Electronics Co., Ltd. .........   Electronic Components - Semiconductors                     4.37
  2.  BHP Billiton Ltd. .....................   Diversified Minerals                                       3.29
  3.  STMicroelectronics N.V. ...............   Electronic Components - Semiconductors                     3.09
  4.  Honda Motor Co., Ltd. .................   Auto - Cars/Light Trucks                                   2.41
  5.  SAP AG ................................   Enterprise Software/Services                               2.35
  6.  AstraZeneca plc .......................   Medical - Drugs                                            2.22
  7.  United Overseas Bank Ltd. .............   Money Center Banks                                         2.22
  8.  Kookmin Bank ..........................   Commercial Banks - Non-U.S.                                2.20
  9.  Canon Inc. ............................   Office Automation & Equipment                              2.04
 10.  Oversea-Chinese Banking Corp., Ltd. ...   Money Center Banks                                         2.01

----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

--------------------------------------------------------------------------
SHARES                                                            VALUE
--------------------------------------------------------------------------
            COMMON STOCKS -- 100.34%

            AEROSPACE & DEFENSE - 1.02%
  550,000   Boeing Co. (The) ..............................   $ 26,537,500
                                                              ------------

            AGRICULTURAL CHEMICALS - 1.08%
1,900,000   IMC Global, Inc. ..............................     28,025,000
                                                              ------------

            APPLICATIONS SOFTWARE - 3.51%
  859,000   BARRA,  Inc.*++ ...............................     52,029,630
1,020,000   Intuit Inc.* ..................................     39,127,200
                                                              ------------
                                                                91,156,830
                                                              ------------

            ATHLETIC EQUIPMENT - 0.16%
  110,000   Direct Focus, Inc.* ...........................      4,185,500
                                                              ------------

            BEVERAGES - NON ALCOHOLIC - 1.47%
  740,000   PepsiCo, Inc. .................................     38,110,000
                                                              ------------

            BEVERAGES - WINE/SPIRITS - 3.07%
1,450,000   Constellation Brands, Inc., Class A* ..........     79,692,000
                                                              ------------

            BUILDING - MOBILE HOME/MFD HOUSING - 0.32%
  500,000   Clayton Homes, Inc. ...........................      8,375,000
                                                              ------------

            CABLE TV - 5.69%
  592,200   Cablevision Systems New York Group.,
              Class A*+ ...................................     20,134,800
1,180,000   Cablevision Systems Corp.--
              Rainbow Media Group*+ .......................     29,122,400
3,100,000   Comcast Corp., Special Class A*+ ..............     98,580,000
                                                              ------------
                                                               147,837,200
                                                              ------------

            CELLULAR TELECOMMUNICATIONS - 2.46%
6,200,000   Sprint Corp. (PCS Group)*++ ...................     63,798,000
                                                              ------------

            COMMERCIAL BANKS - 0.89%
  110,000   Commerce Bancorp, Inc. ........................      4,939,000
  655,000   National Commerce Financial Corp. .............     18,209,000
                                                              ------------
                                                                23,148,000
                                                              ------------

            COMMERCIAL SERVICES - FINANCE - 3.73%
  650,000   H&R Block, Inc. ...............................     28,892,500
1,650,000   Moody's Corp. .................................     67,815,000
                                                              ------------
                                                                96,707,500
                                                              ------------

            CONSULTING SERVICES - 1.21%
1,170,000   Gartner, Inc., Class A*++ .....................   $ 15,093,000
  600,000   Watson Wyatt & Co. Holdings* ..................     16,410,000
                                                              ------------
                                                                31,503,000
                                                              ------------

            CONTAINERS - PAPER/PLASTIC - 1.70%
2,580,000   Smurfit-Stone Container Corp.* ................     44,221,200
                                                              ------------

            DATA PROCESSING/MANAGEMENT - 1.24%
  560,000   ChoicePoint, Inc.* ............................     32,256,000
                                                              ------------

            DIVERSIFIED OPERATIONS - 1.89%
1,520,000   Tyco International Ltd.++ .....................     49,126,400
                                                              ------------

            DRUG DELIVERY SYSTEMS - 1.45%
  990,000   Andrx Group*+ .................................     37,560,600
                                                              ------------

            E-MARKETING/INFORMATION - 4.76%
8,600,000   DoubleClick Inc.*(a) ..........................    103,114,000
2,700,000   E.piphany, Inc.*+++ ...........................     20,412,000
                                                              ------------
                                                               123,526,000
                                                              ------------

            ELECTRIC - GENERATION - 1.37%
2,800,000   Calpine Corp.*++ ..............................     35,560,000
                                                              ------------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 5.12%
2,050,000   Flextronics International Ltd.* ...............     37,412,500
4,700,600   Vishay Intertechnology, Inc.*+ ................     95,610,204
                                                              ------------
                                                               133,022,704
                                                              ------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 2.55%
3,900,000   LSI Logic Corp.* ..............................     66,300,000
                                                              ------------

            ELECTRONICS - 2.81%
1,810,000   Adobe Systems Inc.+ ...........................     72,924,900
                                                              ------------

            ENERGY - 1.84%
3,300,000   Mirant Corp.*++ ...............................     47,685,000
                                                              ------------

            ENTERPRISE SOFTWARE/SERVICES - 0.29%
1,020,100   Packeteer, Inc.*+++ ...........................      7,548,740
                                                              ------------

The accompanying notes are an integral part of the financial statements.

                                       23

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            FINANCE - INVESTMENT BANKING/BROKERAGE - 3.09%
1,400,000   Morgan Stanley Dean Witter & Co. ..............   $   80,234,000
                                                              --------------

            INSTRUMENTS - SCIENTIFIC - 0.93%
  680,000   FEI Co.* ......................................       24,174,000
                                                              --------------

            INTERNET CONTENT - 1.70%
5,800,000   CNET Networks, Inc.*++ ........................       31,784,000
3,817,500   SportsLine.com, Inc.*+++(a) ...................       12,368,700
                                                              --------------
                                                                  44,152,700
                                                              --------------

            INTERNET SOFTWARE - 0.71%
5,300,000   Inktomi Corp.*+++ .............................       18,285,000
                                                              --------------

            INVESTMENT MANAGEMENT/ADVISOR SERVICES - 4.93%
2,530,000   Eaton Vance Corp. .............................      101,073,500
1,100,000   Stilwell Financial, Inc. ......................       26,939,000
                                                              --------------
                                                                 128,012,500
                                                              --------------

            MEDICAL - BIOMEDICAL/GENETICS - 4.42%
1,300,000   Amgen Inc.* ...................................       77,584,000
  850,000   Genzyme Corp., General Division* ..............       37,119,500
                                                              --------------
                                                                 114,703,500
                                                              --------------

            MEDICAL - DRUGS - 2.60%
1,700,000   Pfizer Inc.+ ..................................       67,558,000
                                                              --------------

            MEDICAL INSTRUMENTS - 1.27%
3,500,000   Intuitive Surgical, Inc.*+(a) .................       32,900,000
                                                              --------------

            MEDICAL LABORATORIES - 1.59%
1,005,000   IMPATH Inc.*+(a) ..............................       41,245,200
                                                              --------------

            MEDICAL - HMO - 1.47%
  600,000   WellPoint Health Networks Inc.* ...............       38,202,000
                                                              --------------

            MEDICAL - HOSPITALS - 1.73%
  670,000   Tenet Healthcare Corp.* .......................       44,903,400
                                                              --------------

            MULTI - LINE INSURANCE - 2.10%
  800,000   Hartford Financial Services Group, Inc. (The) .       54,496,000
                                                              --------------

            NETWORKING PRODUCTS - 1.76%
4,380,000   Extreme Networks, Inc.*+ ......................       45,552,000
                                                              --------------

            OIL & GAS DRILLING - 2.69%
1,690,000   Noble Drilling Corp.*+ ........................   $   69,949,100
                                                              --------------

            OIL & OFFSHORE DRILLING - 2.73%
2,170,000   GlobalSantaFe Corp. ...........................       70,959,000
                                                              --------------

            PAPER & RELATED PRODUCTS - 0.78%
  560,000   Boise Cascade Corp. ...........................       20,294,400
                                                              --------------

            PUBLISHING - BOOKS - 2.68%
1,285,000   Scholastic Corp.* .............................       69,634,150
                                                              --------------

            RETAIL - APPAREL/SHOE - 1.10%
  850,000   Chico's FAS, Inc.* ............................       28,645,000
                                                              --------------

            RETAIL - OFFICE SUPPLIES - 1.73%
2,250,000   Staples, Inc.*+ ...............................       44,932,500
                                                              --------------

            RETAIL - DEPARTMENT STORES - 1.38%
  700,000   Sears, Roebuck and Co. ........................       35,889,000
                                                              --------------

            RETAIL - BOOKSTORE - 1.07%
  900,000   Barnes & Noble, Inc.* .........................       27,891,000
                                                              --------------

            SEMICONDUCTOR EQUIPMENT - 2.39%
2,780,000   Amkor Technology, Inc.*+ ......................       62,021,800
                                                              --------------

            TELECOMMUNICATION EQUIPMENT - 1.67%
1,150,000   QUALCOMM Inc.* ................................       43,286,000
                                                              --------------

            TELEPHONE - INTEGRATED - 0.94%
1,065,000   Broadwing Inc.*++ .............................        7,444,350
2,050,000   Qwest Communications International Inc.# ......       16,851,000
                                                              --------------
                                                                  24,295,350
                                                              --------------

            TEXTILE - HOME FURNISHINGS - 1.39%
  600,000   Mohawk Industries, Inc.* ......................       36,054,000
                                                              --------------

            WEB PORTALS/ISP - 1.86%
1,730,000   Overture Services, Inc.*+++(a) ................       48,301,600
                                                              --------------
            Total Common Stocks
              (cost - $2,592,812,616) .....................    2,605,378,274
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       24

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            SHORT-TERM INVESTMENT -- 0.00%
            INVESTMENT COMPANY - 0.00%
       99   Federated Investors, Trust For Short-Term
              U.S. Government Secruities,
              1.57%**+++ (cost - $99)                         $           99
                                                              --------------

            Total Investments -- 100.34%
              (cost - $2,592,812,715) .....................    2,605,378,373
            Liabilities in excess of other
              assets -- (0.34)% ...........................       (8,703,629)
                                                              --------------
            Net Assets -- 100.00% .........................   $2,596,674,744
                                                              ==============

----------
Unless otherwise indicated, all common stocks are ranked as five stars.
+   Currently ranked as four stars.
++  Currently ranked as three stars.
+++ Not ranked by stars.
#   Currently ranked as two stars.
*   Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.
(a) Affiliated company.

S&P STARS RANKING:
Five stars -- Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars -- Accumulate -- Expect to be an above average performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars -- Avoid -- Expect to be a below average performer.
One star -- Sell -- Expect to be well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            COMMON STOCKS -- 97.54%

            AGRICULTURAL CHEMICALS - 1.13%
   53,500   IMC Global Inc. ...............................   $      789,125
                                                              --------------

            APPLIANCES - 1.47%
   13,600   Whirlpool Corp. ...............................        1,027,480
                                                              --------------

            APPLICATIONS SOFTWARE - 5.34%
   22,750   BARRA, Inc.*++ ................................        1,377,967
   11,500   HNC Software Inc.*++ ..........................          193,200
   22,100   Intuit Inc.* ..................................          847,756
   84,600   Peregrine Systems, Inc.*+ .....................          805,392
   26,400   SERENA Software, Inc.*+++ .....................          514,800
                                                              --------------
                                                                   3,739,115
                                                              --------------

            ATHLETIC EQUIPMENT - 1.36%
   25,000   Direct Focus, Inc.* ...........................          951,250
                                                              --------------

            BEVERAGES - WINE/SPIRITS - 3.11%
   39,600   Constellation Brands, Inc.* ...................        2,176,416
                                                              --------------

            BUILDING - RESIDENTIAL/COMMERCIAL - 0.45%
    7,250   KB HOME++ .....................................          314,650
                                                              --------------

            CASINO HOTELS - 1.17%
   77,500   Park Place Entertainment Corp.* ...............          817,625
                                                              --------------

            CELLULAR TELECOMMUNICATIONS - 1.92%
  130,500   Sprint Corp. (PCS Group)*++(a) ................        1,342,845
                                                              --------------

            COMMERCIAL BANKS - 2.62%
   17,000   Commerce Bancorp, Inc. ........................          763,300
   38,600   National Commerce Financial Corp. .............        1,073,080
                                                              --------------
                                                                   1,836,380
                                                              --------------

            COMMERCIAL SERVICES - 0.90%
   29,400   Steiner Leisure Ltd.*+++ ......................          633,864
                                                              --------------

            COMMERCIAL SERVICES - FINANCE - 1.40%
   23,800   Moody's Corp. .................................          978,180
                                                              --------------

            COMPUTERS - MEMORY DEVICES - 0.38%
   77,000   StorageNetworks, Inc.*+++ .....................          268,730
                                                              --------------

            CONSULTING SERVICES - 3.13%
   36,900   FTI Consulting, Inc.*+ ........................        1,143,162
   38,400   Watson Wyatt & Co. Holdings* ..................        1,050,240
                                                              --------------
                                                                   2,193,402
                                                              --------------

            CONSUMER PRODUCTS - MISC - 0.93%
   13,200   Fortune Brands, Inc. ..........................   $      651,684
                                                              --------------

            CONTAINERS - PAPER / PLASTIC - 2.23%
   24,200   Pactiv Corp.* .................................          484,484
   63,100   Smurfit-Stone Container Corp.* ................        1,081,534
                                                              --------------
                                                                   1,566,018
                                                              --------------

            DATA PROCESSING/MANAGEMENT - 0.84%
   10,250   ChoicePoint Inc.* .............................          590,400
                                                              --------------

            DECISION SUPPORT SOFTWARE - 1.99%
   64,000   NetIQ Corp.*+++ ...............................        1,395,840
                                                              --------------

            DISTRIBUTION/WHOLESALE - 0.92%
   20,600   SCP Pool Corp.* ...............................          646,840
                                                              --------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 2.00%
    9,900   SPX Corp.*++ ..................................        1,401,642
                                                              --------------

            DIVERSIFIED OPERATIONS - 1.34%
   48,900   Cendant Corp.*+ ...............................          938,880
                                                              --------------

            DRUG DELIVERY SYSTEMS - 0.79%
   14,700   Andrx Group*+ .................................          557,718
                                                              --------------

            E-MARKETING/INFORMATION - 2.34%
  136,400   DoubleClick, Inc.*(b) .........................        1,635,436
                                                              --------------

            ELECTRIC - INTEGRATED - 1.32%
   17,000   TXU Corp. .....................................          926,670
                                                              --------------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 3.47%
   49,500   Flextronics International Ltd.* ...............          903,375
   75,000   Vishay Intertechnology, Inc.*+(a) .............        1,525,500
                                                              --------------
                                                                   2,428,875
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 2.29%
   69,100   Applied Micro Circuits Corp.*++++ .............          552,800
   62,000   LSI Logic Corp.* ..............................        1,054,000
                                                              --------------
                                                                   1,606,800
                                                              --------------

            ENGINEERING/R & D SERVICES - 0.98%
    9,650   Jacobs Engineering Group Inc.* ................          687,948
                                                              --------------

            FIDUCIARY BANKS - 1.27%
   13,200   Wilmington Trust Corp. ........................          888,492
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       26

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            FINANCE - INVESTMENT BANKING/BROKERAGE - 1.74%
   18,900   Lehman Brothers Holdings Inc. .................   $    1,221,696
                                                              --------------

            FINANCIAL GUARANTEE INSURANCE - 1.80%
   21,300   Ambac Financial Group, Inc.+ ..................        1,258,191
                                                              --------------

            FOOD - WHOLESALE/DISTRIBUTORS - 0.44%
   15,000   Green Mountain Coffee, Inc.* ..................          311,400
                                                              --------------

            HOME DECORATION PRODUCTS - 1.46%
   32,000   Newell Rubbermaid Inc. ........................        1,022,720
                                                              --------------

            INDUSTRIAL AUTOMATION/ROBOTICS - 0.27%
    4,200   Brooks Automation, Inc.* ......................          190,848
                                                              --------------

            INSTRUMENTS - SCIENTIFIC - 1.22%
   15,300   FEI Co.* ......................................          543,915
   11,000   Waters Corp.*++ ...............................          307,670
                                                              --------------
                                                                     851,585
                                                              --------------

            INTERNET CONTENT - 0.62%
   58,000   CNET Networks, Inc.*++ ........................          317,840
   37,700   SportsLine.com, Inc.*+++(b) ...................          122,148
                                                              --------------
                                                                     439,988
                                                              --------------

            INTERNET FINANCIAL SERVICES - 1.11%
   31,500   IndyMac Bancorp, Inc.* ........................          778,050
                                                              --------------

            INTERNET SECURITY - 0.60%
   10,200   Symantec Corp.* ...............................          420,342
                                                              --------------

            INVESTMENT MANAGEMENT/ADVISOR SERVICES - 3.39%
   28,500   Eaton Vance Corp. .............................        1,138,575
   50,500   Stilwell Financial, Inc. ......................        1,236,745
                                                              --------------
                                                                   2,375,320
                                                              --------------

            MEDICAL - BIOMEDICAL/GENETICS - 1.27%
   12,500   Genzyme Corp.* ................................          545,875
   10,000   Invitrogen Corp.*+ ............................          343,200
                                                              --------------
                                                                     889,075
                                                              --------------

            MEDICAL - HMO - 1.05%
   11,600   WellPoint Health Networks Inc.* ...............          738,572
                                                              --------------

            MEDICAL - HOSPITALS - 1.55%
   16,200   Tenet Healthcare Corp.* .......................        1,085,724
                                                              --------------

            MEDICAL INSTRUMENTS - 0.88%
   10,000   Endocare, Inc.*+++ ............................   $      197,100
   44,500   Intuitive Surgical, Inc.*+(b) .................          418,300
                                                              --------------
                                                                     615,400
                                                              --------------

            MEDICAL LABORATORIES - 0.99%
    8,400   Quest Diagnostics Inc.* .......................          695,940
                                                              --------------

            METAL PROCESSORS & FABRICATORS - 1.33%
   34,500   Kaydon Corp. ..................................          931,500
                                                              --------------

            MULTI - LINE INSURANCE - 1.34%
   13,800   The Hartford Financial Services Group, Inc. ...          940,056
                                                              --------------

            NETWORKING PRODUCTS - 2.07%
   68,000   Adaptec, Inc.*++ ..............................          909,160
   52,000   Extreme Networks, Inc.*+ ......................          540,800
                                                              --------------
                                                                   1,449,960
                                                              --------------

            OIL & GAS DRILLING - 0.88%
   14,900   Noble Drilling Corp.*+ ........................          616,711
                                                              --------------

            OIL & OFFSHORE DRILLING - 1.33%
   27,950   GlobalSantaFe Corp. ...........................          913,965
                                                              --------------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 1.25%
   21,050   Evergreen Resources, Inc.* ....................          877,785
                                                              --------------

            OIL - FIELD SERVICES - 0.82%
   16,600   BJ Services Co.*+ .............................          572,202
                                                              --------------

            OPTICAL SUPPLIES - 0.97%
   20,000   Alcon, Inc.*+++ ...............................          677,000
                                                              --------------

            PAPER & RELATED PRODUCTS - 1.25%
   24,200   Boise Cascade Corp. ...........................          877,008
                                                              --------------

            PHYSICIAN PRACTICE MANAGEMENT - 0.61%
   15,850   AmeriPath, Inc.* ..............................          424,780
                                                              --------------

            POWER CONVERSION/SUPPLY EQUIPMENT - 1.48%
   70,000   American Power Conversion Corp.*++ ............        1,034,600
                                                              --------------

            PUBLISHING - BOOKS - 1.35%
   17,450   Scholastic Corp.* .............................          945,616
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       27

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            RENTAL AUTO/EQUIPMENT - 0.39%
   10,000   United Rentals, Inc.*+ ........................   $      274,800
                                                              --------------

            RETAIL - APPAREL/SHOE - 1.48%
   16,100   Chico's FAS, Inc.* ............................          542,570
   15,000   Children's Place Retail Stores, Inc. (The)* ...          495,000
                                                              --------------
                                                                   1,037,570
                                                              --------------

            RETAIL - BOOKSTORE - 2.24%
   50,550   Barnes & Noble, Inc.* .........................        1,566,545
                                                              --------------

            RETAIL - COMPUTER EQUIPMENT - 1.33%
   27,000   Electronics Boutique Holdings Corp.* ..........          932,310
                                                              --------------

            RETAIL - HAIR SALONS - 0.99%
   24,600   Regis Corp. ...................................          690,768
                                                              --------------

            RETAIL - RESTAURANTS - 2.15%
   26,000   Brinker International, Inc.*++ ................          842,660
    9,900   P.F. Chang's China Bistro, Inc.*+ .............          659,637
                                                              --------------
                                                                   1,502,297
                                                              --------------

            SEMICONDUCTOR COMPONENTS -
            INTEGRATED CIRCUITS - 2.09%
   52,000   GlobespanVirata, Inc.*+++ .....................          775,840
   15,500   Linear Technology Corp. .......................          685,410
                                                              --------------
                                                                   1,461,250
                                                              --------------

            SEMICONDUCTOR EQUIPMENT - 1.04%
   17,300   Amkor Technology, Inc.*+ ......................          385,963
   16,000   Kulicke and Soffa Industries, Inc.* ...........          332,960
      200   Photronics, Inc.*+ ............................            6,746
                                                              --------------
                                                                     725,669
                                                              --------------

            TEXTILE - HOME FURNISHINGS - 1.96%
   22,800   Mohawk Industries, Inc.* ......................        1,370,052
                                                              --------------

            TRANSPORT - RAIL - 0.88%
   12,400   Canadian National Railway Co. .................          619,504
                                                              --------------

            TRANSPORT - TRUCK - 0.90%
    6,800   Landstar System, Inc.* ........................          631,040
                                                              --------------

            WEB PORTALS/ISP - 1.93%
   48,300   Overture Services, Inc.*+++(b) ................        1,348,536
                                                              --------------
            Total Common Stocks (cost - $63,859,176) ......       68,308,680
                                                              --------------

            SHORT-TERM INVESTMENTS -- 4.84%
            INVESTMENT COMPANIES - 4.84%
    1,648   Federated Automated Government Money
              Trust, 1.40%**+++ ...........................   $        1,648
3,390,714   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 1.57%**+++ ......        3,390,714
                                                              --------------
            Total Investment Companies (cost - $3,392,362).        3,392,362
                                                              --------------

            Total Investments -- 102.38%
              (cost - $67,251,538) ........................       71,701,042
            Liabilities in excess of other
              assets -- (2.38)% ...........................       (1,668,955)
                                                              --------------

            Net Assets -- 100.00% .........................       70,032,087
                                                              ==============

            SHORT SALE OF COMMON STOCK
            RETAIL - RESTAURANTS
    8,450   Krispy Kreme Doughnuts, Inc.*++ ...............   $      345,183
              (proceeds received - $335,083)                  ==============

----------
Unless otherwise indicated, all common stocks held long are ranked as five stars.
+    Currently ranked as four stars.
++   Currently ranked as three stars.
+++  Not ranked by stars.
++++ Currently ranked as two stars.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.
(a)  A portion of this security is used as collateral for securities sold short.
(b)  Affiliated Company.

S&P STARS RANKING:
Five stars -- Buy -- Expect to be among best performers over next
              12 months and to rise in price.
Four stars -- Accumulate -- Expect to be an above average performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars -- Avoid -- Expect to be a below average performer.
One star -- Sell -- Expect to be well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            COMMON STOCKS -- 92.81%

            ADVERTISING AGENCIES - 3.55%
   40,100   Interpublic Group of Cos., Inc. (The) .........   $    1,374,628
                                                              --------------

            AEROSPACE/DEFENSE - EQUIPMENT - 2.71%
   14,100   United Technologies Corp. .....................        1,046,220
                                                              --------------

            BROADCAST SERVICES/PROGRAMMING - 2.89%
   88,400   Liberty Media Corp.* ..........................        1,117,376
                                                              --------------

            CABLE TV - 1.79%
   21,800   Comcast Corp.* ................................          693,240
                                                              --------------

            CHEMICALS - DIVERSIFIED - 2.88%
   20,300   PPG Industries, Inc. ..........................        1,114,673
                                                              --------------

            COMMERCIAL SERVICES - FINANCE - 1.91%
   18,500   New Dun & Bradstreet Corp. (The)* .............          740,185
                                                              --------------

            COMPUTERS - 2.85%
   42,200   Dell Computer Corp.* ..........................        1,101,842
                                                              --------------

            CREDIT & FINANCE - 2.69%
   25,400   American Express Co. ..........................        1,040,384
                                                              --------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 6.32%
   25,600   Pentair, Inc. .................................        1,151,232
   25,300   Textron, Inc. .................................        1,292,830
                                                              --------------
                                                                   2,444,062
                                                              --------------

            DIVERSIFIED OPERATIONS/COMMERCIAL
            SERVICES - 1.93%
   26,700   Viad Corp. ....................................          747,600
                                                              --------------

            ELECTRIC - INTEGRATED - 2.91%
   18,900   FPL Group, Inc. ...............................        1,125,495
                                                              --------------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 1.34%
    9,000   Emerson Electric Co. ..........................          516,510
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 2.45%
   28,100   National Semiconductor Corp.* .................          946,689
                                                              --------------

            ENGINES - INTERNAL COMBUSTION - 2.45%
   20,100   Cummins, Inc. .................................          949,323
                                                              --------------

            FINANCE - MORTGAGE LOAN/BANKER - 1.32%
    6,400   Fannie Mae ....................................   $      511,232
                                                              --------------

            FINANCIAL GUARANTEE INSURANCE - 5.80%
   18,000   MBIA Inc. .....................................          984,420
   18,400   MGIC Investment Corp. .........................        1,259,112
                                                              --------------
                                                                   2,243,532
                                                              --------------

            FOOD - RETAIL - 2.54%
   21,800   Safeway Inc.* .................................          981,436
                                                              --------------

            LIFE/HEALTH INSURANCE - 5.59%
   35,300   AFLAC, INC. ...................................        1,041,350
   22,100   Lincoln National Corp. ........................        1,121,133
                                                              --------------
                                                                   2,162,483
                                                              --------------

            MACHINERY - GENERAL INDUSTRIAL - 2.36%
   22,300   Dover Corp. ...................................          914,300
                                                              --------------

            MEDICAL - HOSPITALS - 2.52%
   22,100   HCA-The Healthcare Co. ........................          974,168
                                                              --------------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 6.02%
   26,840   Apache Corp. ..................................        1,526,659
   20,600   Unocal Corp. ..................................          802,370
                                                              --------------
                                                                   2,329,029
                                                              --------------

            PHOTO EQUIPMENT & SUPPLIES - 2.63%
   32,600   Eastman Kodak Co. .............................        1,016,142
                                                              --------------

            RETAIL - CONSUMER ELECTRONIC PRODUCTS - 1.84%
   23,700   RadioShack Corp. ..............................          711,948
                                                              --------------

            RETAIL - MAJOR DEPARTMENT STORE - 2.98%
   33,100   May Department Stores Co. (The) ...............        1,153,535
                                                              --------------

            RETAIL - RESTAURANTS - 2.98%
   41,600   McDonald's Corp. ..............................        1,154,400
                                                              --------------

            SAVINGS & LOAN - 2.54%
   29,700   Washington Mutual, Inc. .......................          983,961
                                                              --------------

            SEMICONDUCTOR COMPONENTS -
            INTEGRATED CIRCUITS - 2.62%
   44,000   Cypress Semiconductor Corp.* ..................        1,012,000
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       29

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            SUPER-REGIONAL BANKS - U.S. - 6.02%
   21,200   Comerica Inc. .................................   $    1,326,484
   16,300   PNC Financial Services Group ..................        1,002,287
                                                              --------------
                                                                   2,328,771
                                                              --------------

            TELEPHONE - INTEGRATED - 4.50%
   26,100   AT&T Corp. ....................................          409,770
   75,700   Broadwing, Inc.* ..............................          529,143
   52,400   Sprint Corp. (Fon Group) ......................          801,196
                                                              --------------
                                                                   1,740,109
                                                              --------------

            WIRELESS EQUIPMENT - 1.88%
   51,100   Motorola, Inc. ................................          725,620
                                                              --------------
            Total Common Stocks (cost - $29,581,485) ......       35,900,893
                                                              --------------

            SHORT-TERM INVESTMENTS -- 7.61%
            INVESTMENT COMPANY - 0.63%
  244,295   Federated Investors, Trust for Short-Term
              U.S. Government Securities,
              1.57%** (cost $244,295) .....................   $      244,295
                                                              --------------

PRINCIPAL
 AMOUNT
 (000'S)
---------
            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 6.98%
 $  2,700   Federal Home Loan Bank, Discount Notes,
              1.65% 04/02/02
              (cost - $2,700,000) .........................        2,700,000
                                                              --------------
            Total Short-Term Investments
              (cost - $2,944,295) .........................        2,944,295
                                                              --------------
            Total Investments -- 100.42%
              (cost - $32,525,780) ........................       38,845,188
            Liabilities in excess of other
              assets -- (0.42)% ...........................         (162,252)
                                                              --------------
            Net Assets -- 100.00% .........................   $   38,682,936
                                                              ==============

----------
*  Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            Large Cap Value Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            COMMON STOCKS -- 95.63%

            ADVERTISING AGENCIES - 2.89%
   56,100   Interpublic Group of Cos., Inc. (The)..........   $    1,923,108
                                                              --------------

            AEROSPACE/DEFENSE - EQUIPMENT - 2.68%
   24,000   United Technologies Corp. .....................        1,780,800
                                                              --------------

            AUTO - CARS/LIGHT TRUCKS - 0.88%
    9,700   General Motors Corp. ..........................          586,365
                                                              --------------

            BROADCAST SERVICES/PROGRAMMING - 3.22%
  169,300   Liberty Media Corp.* ..........................        2,139,952
                                                              --------------

            CHEMICALS - DIVERSIFIED - 2.48%
   35,000   Du Pont (E.I.) de Nemours and Co. .............        1,650,250
                                                              --------------

            COMMERCIAL SERVICES - FINANCE - 0.64%
   10,400   Moody's Corp. .................................          427,440
                                                              --------------

            COMPUTER SERVICES - 0.98%
   12,800   Computer Sciences Corp.* ......................          649,600
                                                              --------------

            COMPUTERS - 1.10%
   40,900   Hewlett-Packard Co. ...........................          733,746
                                                              --------------

            COSMETICS & TOILETRIES - 2.53%
   26,000   Kimberly-Clark Corp. ..........................        1,680,900
                                                              --------------

            CREDIT & FINANCE - 2.55%
   41,500   American Express Co. ..........................        1,699,840
                                                              --------------

            DIVERSIFIED FINANCIAL SERVICES - 2.64%
   35,533   Citigroup Inc. ................................        1,759,594
                                                              --------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 3.80%
    3,800   3M Co. ........................................          437,038
   40,900   Textron, Inc. .................................        2,089,990
                                                              --------------
                                                                   2,527,028
                                                              --------------

            DIVERSIFIED OPERATIONS/
            COMMERCIAL SERVICES - 1.92%
   45,700   Viad Corp. ....................................        1,279,600
                                                              --------------

            ELECTRIC - INTEGRATED - 1.70%
   19,000   FPL Group, Inc. ...............................        1,131,450
                                                              --------------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 1.31%
   15,200   Emerson Electric Co. ..........................          872,328
                                                              --------------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 2.61%
   57,500   Philips Electronics ...........................   $    1,737,650
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.61%
   31,900   National Semiconductor Corp.* .................        1,074,711
                                                              --------------

            FINANCE - INVESTMENT BANKING/BROKERAGE -3.20%
   43,900   J.P. Morgan Chase & Co. .......................        1,565,035
    9,900   Morgan Stanley Dean Witter & Co. ..............          567,369
                                                              --------------
                                                                   2,132,404
                                                              --------------

            FINANCE - MORTGAGE LOAN/BANKER - 1.44%
   12,000   Fannie Mae.....................................          958,560
                                                              --------------

            FINANCIAL GUARANTEE INSURANCE - 3.09%
    6,000   MBIA Inc. .....................................          328,140
   25,300   MGIC Investment Corp. .........................        1,731,279
                                                              --------------
                                                                   2,059,419
                                                              --------------

            FOOD - RETAIL - 3.08%
   45,500   Safeway Inc.* .................................        2,048,410
                                                              --------------

            LIFE/HEALTH INSURANCE - 3.10%
   40,200   AFLAC INC......................................        1,185,900
   17,300   Lincoln National Corp. ........................          877,629
                                                              --------------
                                                                   2,063,529
                                                              --------------

            MACHINERY - GENERAL INDUSTRIAL - 1.36%
   22,000   Dover Corp. ...................................          902,000
                                                              --------------

            MEDICAL - DRUGS - 2.31%
    9,100   Abbott Laboratories ...........................          478,660
   26,200   Bristol-Myers Squibb Co. ......................        1,060,838
                                                              --------------
                                                                   1,539,498
                                                              --------------

            MEDICAL - GENERIC DRUGS - 1.22%
   30,000   Watson Pharmaceuticals, Inc.* .................          812,700
                                                              --------------

            MEDICAL PRODUCTS - 0.98%
   10,000   Johnson & Johnson .............................          649,500
                                                              --------------

            MULTI-LINE INSURANCE - 2.47%
   43,600   Allstate Corp. (The) ..........................        1,646,772
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       31

                             THE BEAR STEARNS FUNDS

                            Large Cap Value Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            MULTIMEDIA - 0.91%
   25,600   AOL Time Warner Inc.* .........................   $      605,440
                                                              --------------

            OIL COMPANIES - EXPLORATION
            & PRODUCTION - 2.05%
   35,000   Unocal Corp. ..................................        1,363,250
                                                              --------------

            OIL COMPANIES - INTEGRATED - 6.00%
   18,375   ChevronTexaco Corp. ...........................        1,658,711
   29,100   Exxon Mobil Corp. .............................        1,275,453
   36,400   Occidental Petroleum Corp. ....................        1,061,060
                                                              --------------
                                                                   3,995,224
                                                              --------------

            PHOTO EQUIPMENT & SUPPLIES - 2.43%
   51,800   Eastman Kodak Co. .............................        1,614,606
                                                              --------------

            RETAIL - DISCOUNT - 1.21%
   20,200   TJX Companies, Inc. (The) .....................          808,202
                                                              --------------

            RETAIL - MAJOR DEPARTMENT STORE - 2.91%
   55,400   May Department Stores Co. (The) ...............        1,930,690
                                                              --------------

            RETAIL - RESTAURANTS - 4.23%
   68,000   McDonald's Corp. ..............................        1,887,000
   26,600   Wendy's International, Inc. ...................          930,468
                                                              --------------
                                                                   2,817,468
                                                              --------------

            SAVINGS & LOAN - 1.84%
   36,927   Washington Mutual, Inc. .......................        1,223,392
                                                              --------------

            SUPER - REGIONAL BANKS - U.S. - 8.26%
   25,000   Bank of America Corp. .........................        1,700,500
   13,600   PNC Financial Services Group ..................          836,264
   20,000   SunTrust Banks, Inc. ..........................        1,334,600
   71,900   U.S. Bancorp ..................................        1,622,783
                                                              --------------
                                                                   5,494,147
                                                              --------------

            TELEPHONE - INTEGRATED - 6.08%
   63,000   AT&T Corp. ....................................   $      989,100
   34,100   SBC Communications Inc. .......................        1,276,704
   81,900   Sprint Corp. (Fon Group) ......................        1,252,251
   11,600   Verizon Communications Inc. ...................          529,540
                                                              --------------
                                                                   4,047,595
                                                              --------------

            WIRELESS EQUIPMENT - 1.92%
   90,100   Motorola, Inc. ................................        1,279,420
                                                              --------------

            Total Common Stocks (cost - $56,993,148) ......       63,646,588
                                                              --------------

            SHORT-TERM INVESTMENT -- 4.54%
            INVESTMENT COMPANY - 4.54%
3,024,665   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 1.57%**
              (cost - $3,024,665) .........................        3,024,665
                                                              --------------
            Total Investments -- 100.17%
              (cost - $60,017,813) ........................       66,671,253
            Liabilities in excess of other
              assets -- (0.17)% ...........................         (116,232)
                                                              --------------
            Net Assets -- 100.00% .........................   $   66,555,021
                                                              ==============

----------
*  Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            Small Cap Value Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            EQUITY SECURITIES -- 96.24%
            COMMON STOCKS -- 95.43%

            AUTO/TRUCK PARTS & EQUIPMENT - 2.56%
   33,300   BorgWarner, Inc. ..............................   $    2,095,236
                                                              --------------

            BUILDING & CONSTRUCTION PRODUCTS - 5.09%
   55,550   Elcor Corp. ...................................        1,233,210
   65,300   Insituform Technologies, Inc.* ................        1,650,131
   35,600   Nortek, Inc.* .................................        1,281,600
                                                              --------------
                                                                   4,164,941
                                                              --------------

            CHEMICALS - DIVERSIFIED - 2.04%
   88,800   Olin Corp. ....................................        1,669,440
                                                              --------------

            CHEMICALS - SPECIALTY - 0.33%
   16,300   NL Industries, Inc. ...........................          270,580
                                                              --------------

            COMMERCIAL BANKS - 2.95%
   87,900   Colonial BancGroup, Inc. (The) ................        1,311,468
   45,900   Provident Bankshares Corp. ....................        1,101,600
                                                              --------------
                                                                   2,413,068
                                                              --------------

            COMMERCIAL SERVICES - 1.45%
   55,200   Steiner Leisure Ltd.* .........................        1,190,112
                                                              --------------

            COMPUTER SOFTWARE - 2.24%
   79,500   MSC. Software Corp.* ..........................        1,828,500
                                                              --------------

            COMPUTERS - PERIPHERAL EQUIPMENT - 3.01%
  134,400   Electronics for Imaging* ......................        2,459,520
                                                              --------------

            CONSUMER PRODUCTS - MISC. - 4.63%
   94,000   Dial Corp. (The) ..............................        1,693,880
   92,100   Tupperware Corp. ..............................        2,095,275
                                                              --------------
                                                                   3,789,155
                                                              --------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 1.33%
   39,700   Crane Co. .....................................        1,085,398
                                                              --------------

            ELECTRIC - INTEGRATED - 3.11%
   43,300   Great Plains Energy, Inc. .....................        1,080,335
   71,600   Unisource Energy Corp. ........................        1,464,936
                                                              --------------
                                                                   2,545,271
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 2.39%
  131,800   Three-Five Systems, Inc.* .....................        1,953,276
                                                              --------------

            FINANCE - CONSUMER LOANS - 1.29%
   11,500   Student Loan Corp. (The) ......................   $    1,053,400
                                                              --------------

            FINANCE - INVESTMENT BANKING/BROKERAGE - 4.14%
   33,900   Jefferies Group, Inc. .........................        1,633,980
   86,500   SWS Group, Inc. ...............................        1,751,625
                                                              --------------
                                                                   3,385,605
                                                              --------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 2.98%
  457,773   Hibernia Foods plc ADR* .......................        2,439,930
                                                              --------------

            FOOTWEAR & RELATED APPAREL - 0.00%
      173   Candie's, Inc.* ...............................              381
                                                              --------------

            HOME FURNISHINGS - 2.77%
   62,200   Furniture Brands International, Inc* ..........        2,267,190
                                                              --------------

            HOTELS & MOTELS - 2.27%
  111,750   Station Casinos, Inc.* ........................        1,860,638
                                                              --------------

            IDENTIFICATION SYSTEMS/DEVICES - 1.56%
   79,900   Checkpoint Systems, Inc.* .....................        1,274,405
                                                              --------------

            LIFE/HEALTH INSURANCE - 1.23%
   32,200   Protective Life Corp. .........................        1,003,996
                                                              --------------

            MACHINERY - GENERAL INDUSTRIAL - 2.49%
  105,200   Stewart & Stevenson Services ..................        2,035,620
                                                              --------------

            MEDICAL INSTRUMENTS - 1.96%
   57,300   Edwards Lifesciences Corp.* ...................        1,601,535
                                                              --------------

            MEDICAL - BIOMEDICAL/GENETICS - 1.15%
   30,300   Charles River Laboratories International,
              Inc.* .......................................          939,300
                                                              --------------

            METAL PROCESSORS & FABRICATION - 1.36%
   31,900   Mueller Industries, Inc.* .....................        1,116,181
                                                              --------------

            MISCELLANEOUS INDUSTRIALS - 1.96%
   82,700   KEMET Corp.* ..................................        1,601,899
                                                              --------------

            OFFICE AUTOMATION & EQUIPMENT - 1.00%
   69,900   IKON Office Solutions, Inc. ...................          819,228
                                                              --------------

            OIL COMPANIES - EXPLORATION
            & PRODUCTION - 2.42%
  134,700   Vintage Petroleum, Inc. .......................        1,980,090
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       33

                             THE BEAR STEARNS FUNDS

                            Small Cap Value Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            OIL COMPANIES - INTEGRATED - 2.60%
  433,200   Meridian Resource Corp. (The) * ...............   $    2,122,680
                                                              --------------

            OIL - FIELD SERVICES - 2.86%
  218,500   Key Energy Services, Inc.* ....................        2,342,320
                                                              --------------

            OIL REFINING & MARKETING - 0.34%
   15,200   Holly Corp. ...................................          281,960
                                                              --------------

            PRINTING - COMMERCIAL - 0.28%
   36,100   Mail-Well, Inc.* ..............................          226,708
                                                              --------------

            REAL ESTATE INVESTMENT TRUSTS -
            DIVERSIFIED - 2.97%
   28,800   Colonial Properties Trust .....................          992,160
   99,700   Senior Housing Properties Trust ...............        1,435,680
                                                              --------------
                                                                   2,427,840
                                                              --------------

            REAL ESTATE INVESTMENT TRUSTS -
            OFFICE PROPERTY - 2.19%
   83,500   Glenborough Realty Trust Inc. .................        1,795,250
                                                              --------------

            RECREATIONAL CENTERS - 1.72%
   64,100   Bally Total Fitness Holding Corp.* ............        1,406,995
                                                              --------------

            RENTAL AUTO/EQUIPMENT - 2.26%
   67,400   United Rentals, Inc.* .........................        1,852,152
                                                              --------------

            RETAIL - APPAREL/SHOE - 1.99%
   37,700   AnnTaylor Stores Corp.* .......................        1,629,394
                                                              --------------

            RETAIL - HOME FURNISHINGS - 2.92%
  115,800   Pier 1 Imports, Inc. ..........................        2,384,322
                                                              --------------

            RETAIL - RESTAURANTS - 0.50%
   13,700   Jack in the Box Inc.* .........................          406,205
                                                              --------------

            SAVINGS & LOAN/THRIFTS - 4.36%
    9,300   Dime Community Bancshares .....................          286,440
   36,600   First Financial Holdings, Inc. ................          991,128
   28,900   MAF Bancorp, Inc. .............................        1,018,725
   61,400   Roslyn Bancorp, Inc. ..........................        1,270,980
                                                              --------------
                                                                   3,567,273
                                                              --------------

            SEMICONDUCTOR EQUIPMENT - 4.56%
   35,700   DuPont Photomasks, Inc.* ......................   $    1,856,400
   43,400   Rudolph Technologies, Inc.* ...................        1,873,144
                                                              --------------
                                                                   3,729,544
                                                              --------------

            TELECOMMUNICATION EQUIPMENT - 2.44%
  114,700   CommScope, Inc.* ..............................        1,995,780
                                                              --------------

            TRANSPORT - TRUCK - 2.26%
   69,900   Yellow Corp.* .................................        1,844,661
                                                              --------------

            WIRELESS EQUIPMENT - 1.47%
  115,225   COMARCO, Inc.* ................................        1,199,492
                                                              --------------
            Total Common Stocks (cost - $68,312,581) ......       78,056,471
                                                              --------------
            RIGHTS/WARRANTS -- 0.81%
            MEDICAL - DRUGS - 0.81%
  225,000   Impax Laboratories, Inc., Series C*
              (cost - $0) .................................          661,500
                                                              --------------

            SHORT-TERM INVESTMENT -- 4.42%
            INVESTMENT COMPANY - 4.42%
3,610,690   Federated Investors, Trust for Short-Term
              U.S Government Securities, 1.57%**
              (cost - $3,610,690) .........................        3,610,690
                                                              --------------
            Total Investments -- 100.66%
              (cost - $71,923,271) ........................       82,328,661
            Liabilities in excess of other
              assets -- (0.66)% ...........................         (536,201)
                                                              --------------
            Net Assets -- 100.00% .........................   $   81,792,460
                                                              ==============

----------
ADR American Depositary Receipts.
*   Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              Focus List Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                             VALUE
----------------------------------------------------------------------------
            COMMON STOCKS -- 81.81%

            BASIC INDUSTRY: GROUND TRANSPORTATION - 5.09%
   39,500   Canadian National Railway Co. .................   $    1,973,420
                                                              --------------

            BASIC INDUSTRY: MACHINERY - 4.75%
   80,800   AGCO Corp. ....................................        1,843,856
                                                              --------------

            CONSUMER: GAMING & LODGING/LEISURE - 4.29%
   26,700   International Game Technology .................        1,663,944
                                                              --------------

            CONSUMER: RESTAURANTS - 4.92%
   57,000   AFC Enterprises* ..............................        1,906,650
                                                              --------------

            ENERGY: OIL AND GAS E & P - 5.30%
   52,600   Noble Affiliates, Inc. ........................        2,054,556
                                                              --------------

            FINANCIAL SERVICES: GOVERNMENT - SPONSORED
            ENTERPRISES - 5.97%
   29,000   Fannie Mae ....................................        2,316,520
                                                              --------------

            FINANCIAL SERVICES: INSURANCE/LIFE - 4.26%
   52,400   Metropolitan Life Insurance Co. ...............        1,650,600
                                                              --------------

            FINANCIAL SERVICES: SPECIALTY FINANCE - 4.97%
   50,000   MBNA Corp. ....................................        1,928,500
                                                              --------------

            HEALTHCARE: HEALTH SERVICES/MANAGED
            CARE - 4.75%
   32,000   Anthem, Inc.* .................................        1,842,240
                                                              --------------

            HEALTHCARE: MAJOR PHARMACEUTICALS - 4.57%
   27,000   Wyeth .........................................        1,772,550
                                                              --------------

            MEDIA: PUBLISHING/INFORMATION - 5.05%
   47,600   Moody's Corp. .................................        1,956,360
                                                              --------------

            MEDIA: RADIO & TV BROADCASTING - 3.21%
   24,247   Clear Channel Communications, Inc.* ...........        1,246,538
                                                              --------------

            TECHNOLOGY: COMPUTER SERVICES - 20.51%
   76,400   Affiliated Computer Services, Inc., Class A* ..        4,288,332
  104,000   BISYS Group, Inc. (The)* ......................        3,666,000
                                                              --------------
                                                                   7,954,332
                                                              --------------

            TECHNOLOGY: ENTERPRISE HARDWARE/PC
            HARDWARE/IAPPLIANCE - 4.17%
   62,000   Dell Computer Corp.* ..........................        1,618,820
                                                              --------------
            Total Common Stocks
              (cost - $22,918,295) ........................       31,728,886
                                                              --------------

            SHORT-TERM INVESTMENTS -- 18.34%
            INVESTMENT COMPANIES - 0.55%
    4,522   Federated Automated Government
              Money Trust, 1.40%**+ .......................   $        4,522
  209,881   Federated Investors, Trust for Short-Term
              U.S. Government Securities,
              1.57%**+ ....................................          209,881
                                                              --------------
            Total Investment Companies
              (cost - $214,403) ...........................          214,403
                                                              --------------

PRINCIPAL
 AMOUNT
 (000'S)
---------
            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 17.79%
$    6,900  Federal Home Loan Bank,
              Discount Notes, 1.65% 04/01/02+
              (cost - $6,900,000) .........................        6,900,000
                                                              --------------
            Total Short-Term Investments
              (cost - $7,114,403) .........................        7,114,403
                                                              --------------
            Total Investments -- 100.15%
              (cost - $30,032,698) ........................       38,843,289
            Liabilities in excess of other
              assets -- (0.15)% ...........................          (59,902)
                                                              --------------
            Net Assets -- 100.00% .........................   $   38,783,387
                                                              ==============

---------
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.
+    Not a Focus List Selection at March 31, 2002.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                            VALUE
----------------------------------------------------------------------------
            EQUITY SECURITIES -- 53.69%

            ADVERTISING AGENCIES - 1.43%
   13,700   Interpublic Group of Companies, Inc. (The) ....   $      469,636
                                                              --------------

            AEROSPACE/DEFENSE - EQUIPMENT - 1.53%
    6,800   United Technologies Corp. .....................          504,560
                                                              --------------

            AUTO - CARS/LIGHT TRUCKS - 0.59%
    3,200   General Motors Corp. ..........................          193,440
                                                              --------------

            AUTO/TRUCK PARTS & EQUIPMENT - 0.15%
      800   Borgwarner, Inc. ..............................           50,336
                                                              --------------

            BROADCASTING SERVICES/PROGRAMMING - 1.56%
   40,600   Liberty Media Corp. ...........................          513,184
                                                              --------------

            BUILDING & CONSTRUCTION PRODUCTS - 0.33%
    1,300   Elcor Corp. ...................................           28,860
    1,600   Insituform Technologies, Inc., Class A* .......           40,432
    1,100   Nortek, Inc.* .................................           39,600
                                                              --------------
                                                                     108,892
                                                              --------------

            CABLE TV - 0.63%
    6,500   Comcast Corp., Special Class A* ...............          206,700
                                                              --------------

            CASINO HOTELS - 0.12%
    2,400   Station Casinos, Inc.* ........................           39,960
                                                              --------------

            CHEMICALS - DIVERSIFIED - 1.16%
    7,200   Du Pont (E.I.) de Nemours and Co. .............          339,480
    2,400   Olin Corp. ....................................           45,120
                                                              --------------
                                                                     384,600
                                                              --------------

            CHEMICALS - SPECIALTY - 0.03%
      600   NL Industries, Inc. ...........................            9,960
                                                              --------------

            COMMERCIAL BANKS - 0.08%
    1,100   Provident Bankshares Corp. ....................           26,400
                                                              --------------

            COMMERCIAL SERVICES - 0.07%
    1,100   Steiner Leisure Ltd.* .........................           23,716
                                                              --------------

            COMPUTER SERVICES - 0.55%
    3,600   Computer Sciences Corp.* ......................          182,700
                                                              --------------

            COMPUTER SOFTWARE - 0.11%
    1,600   MSC. Software Corp.* ..........................           36,800
                                                              --------------

            COMPUTERS - 0.62%
   11,400   Hewlett-Packard Co. ...........................   $      204,516
                                                              --------------

            COMPUTERS - PERIPHERAL EQUIPMENT - 0.16%
    2,800   Electronics for Imaging* ......................           51,240
                                                              --------------

            CONSUMER PRODUCTS - MISC - 0.26%
    2,200   Dial Corp. (The) ..............................           39,644
    2,000   Tupperware Corp. ..............................           45,500
                                                              --------------
                                                                      85,144
                                                              --------------

            COSMETICS & TOILETRIES - 1.06%
    5,400   Kimberly-Clark Corp. ..........................          349,110
                                                              --------------

            CREDIT & FINANCE - 1.54%
   12,400   American Express Co. ..........................          507,904
                                                              --------------

            DIVERSIFIED FINANCIAL SERVICES - 1.27%
    8,433   Citigroup Inc. ................................          417,602
                                                              --------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 1.64%
   10,600   Textron, Inc. .................................          541,660
                                                              --------------

            DIVERSIFIED OPERATIONS/COMMERCIAL
            SERVICES - 0.99%
   11,700   Viad Corp. ....................................          327,600
                                                              --------------

            ELECTRIC - INTEGRATED - 1.20%
    6,000   FPL Group, Inc. ...............................          357,300
    1,900   Unisource Energy Corp. ........................           38,874
                                                              --------------
                                                                     396,174
                                                              --------------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 0.68%
    3,900   Emerson Electric Co. ..........................          223,821
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 2.51%
    7,500   Intel Corp. ...................................          228,075
    7,900   National Semiconductor Corp.* .................          266,151
    8,700   Texas Instruments, Inc. .......................          287,970
    3,100   Three-Five Systems, Inc.* .....................           45,942
                                                              --------------
                                                                     828,138
                                                              --------------

            FINANCE - MORTGAGE LOAN/BANKER - 0.70%
    2,900   Fannie Mae ....................................          231,652
                                                              --------------

            FINANCE-INVESTMENT BANKING/BROKERAGE - 1.93%
      800   Jefferies Group, Inc., (New) ..................           38,560
   11,000   J.P. Morgan Chase & Co. .......................          392,150
    2,900   Morgan Stanley Dean Witter & Co. ..............          166,199
    2,000   SWS Group, Inc ................................           40,500
                                                              --------------
                                                                     637,409
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       36

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                            VALUE
----------------------------------------------------------------------------
            FINANCIAL GUARANTEE INSURANCE - 0.98%
    4,700   MGIC Investment Corp. .........................   $      321,621
                                                              --------------

            FOOD-MISCELLANEOUS/DIVERSIFIED - 0.18%
   11,000   Hibernia Foods plc - ADR* .....................           58,630
                                                              --------------

            FOOD-RETAIL - 1.54%
   11,300   Safeway Inc.* .................................          508,726
                                                              --------------

            HOME FURNISHINGS - 0.14%
    1,300   Furniture Brands International, Inc.* .........           47,385
                                                              --------------

            IDENTIFICATION SYSTEMS/DEVICES - 0.11%
    2,300   Checkpoint Systems, Inc.* .....................           36,685
                                                              --------------

            LIFE/HEALTH INSURANCE - 1.09%
    7,100   Lincoln National Corp. ........................          360,183
                                                              --------------

            MACHINERY-GENERAL INDUSTRIAL - 0.86%
    5,800   Dover Corp. ...................................          237,800
    2,300   Stewart & Stevenson Services, Inc. ............           44,505
                                                              --------------
                                                                     282,305
                                                              --------------

            MEDICAL - BIOMEDICAL/GENETICS - 0.07%
      700   Charles River Laboratories International,
              Inc.* .......................................           21,700
                                                              --------------

            MEDICAL - DRUGS - 2.22%
    3,100   Abbott Laboratories ...........................          163,060
    8,000   Bristol-Myers Squibb Co. ......................          323,920
    1,100   Impax Laboratories, Inc.* .....................            7,634
    4,100   Merck & Co., Inc. .............................          236,078
                                                              --------------
                                                                     730,692
                                                              --------------

            MEDICAL - GENERIC DRUGS - 0.65%
    7,900   Watson Pharmaceuticals, Inc.* .................          214,011
                                                              --------------

            MEDICAL INSTRUMENTS - 0.09%
    1,100   Edwards Lifesciences Corp.* ...................           30,745
                                                              --------------

            MEDICAL PRODUCTS - 0.53%
    2,700   Johnson & Johnson .............................          175,365
                                                              --------------

            MULTI-LINE INSURANCE - 1.33%
   11,600   Allstate Corp. (The) ..........................          438,132
                                                              --------------

            MULTIMEDIA - 0.54%
    7,550   AOL Time Warner Inc.* .........................   $      178,558
                                                              --------------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 1.37%
   13,900   Meridian Resource Corp., (The)* ...............           68,110
    8,800   Unocal Corp. ..................................          342,760
    2,700   Vintage Petroleum, Inc. .......................           39,690
                                                              --------------
                                                                     450,560
                                                              --------------

            OIL COMPANIES - INTEGRATED - 3.44%
    5,559   ChevronTexaco Corp. ...........................          501,811
    8,300   Exxon Mobil Corp. .............................          363,789
    9,200   Occidental Petroleum Corp. ....................          268,180
                                                              --------------
                                                                   1,133,780
                                                              --------------

            OIL-FIELD SERVICES - 0.17%
    5,300   Key Energy Servides, Inc.* ....................           56,816
                                                              --------------

            OIL REFINING & MARKETING - 0.02%
      300   Holly Corp. ...................................            5,565
                                                              --------------

            PHOTO EQUIPMENT & SUPPLIES - 1.24%
   13,100   Eastman Kodak Co...............................          408,327
                                                              --------------

            PRINTING - COMMERCIAL- 0.02%
      800   Mail-Well, Inc.* ..............................            5,024
                                                              --------------

            REITS - DIVERSIFIED - 0.10%
    1,000   Colonial Properties Trust......................           34,450
                                                              --------------

            REITS - HEALTH CARE - 0.10%
    2,200   Senior Housing Properties Trust ...............           31,680
                                                              --------------

            REITS - OFFICE PROPERTY - 0.12%
    1,800   Glenborough Realty Trust Inc. .................           38,700
                                                              --------------

            RENTAL AUTO/EQUIPMENT - 0.11%
    1,300   United Rentals, Inc.* .........................           35,724
                                                              --------------

            RETAIL - APPAREL/SHOE - 0.09%
      700   AnnTaylor Stores Corp.* .......................           30,254
                                                              --------------

            RETAIL - CONSUMER ELECTRONIC PRODUCTS - 0.78%
    8,500   RadioShack Corp. ..............................          255,340
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       37

                             THE BEAR STEARNS FUNDS

                             Balanced Portfolio

                          PORTFOLIO OF INVESTMENTS

                               MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                            VALUE
----------------------------------------------------------------------------
            RETAIL - MAJOR DEPARTMENT STORES - 1.16%
   11,000   May Department Stores Co. (The) ...............   $      383,350
                                                              --------------

            RETAIL - HOME FURNISHINGS - 0.14%
    2,300   Pier 1 Imports, Inc. ..........................           47,357
                                                              --------------

            RETAIL - RESTAURANTS - 2.36%
      300   Jack in the Box, Inc.* ........................            8,895
   17,000   McDonald's Corp. ..............................          471,750
    8,500   Wendy's International, Inc. ...................          297,330
                                                              --------------
                                                                     777,975
                                                              --------------

            SAVINGS & LOAN - 1.02%
      700   MAF Bancorp, Inc. .............................           24,675
    9,425   Washington Mutual, Inc. .......................          312,250
                                                              --------------
                                                                     336,925
                                                              --------------

            SEMICONDUCTOR EQUIPMENT - 0.61%
    2,400   Applied Materials, Inc.* ......................          130,248
      700   DuPont Photomasks, Inc.* ......................           36,400
      800   Rudolph Technologies, Inc.* ...................           34,528
                                                              --------------
                                                                     201,176
                                                              --------------

            SUPER - REGIONAL BANKS - U.S. - 3.64%
    7,900   Bank of America Corp. .........................   $      537,358
    4,000   PNC Financial Services Group ..................          245,960
    3,600   SunTrust Banks, Inc. ..........................          240,228
    7,800   U.S. Bancorp ..................................          176,046
                                                              --------------
                                                                   1,199,592
                                                              --------------

            TELECOMMUNICATION EQUIPMENT - 0.14%
    2,600   CommScope, Inc.* ..............................           45,240
                                                              --------------

            TELEPHONE - INTEGRATED - 2.68%
   14,100   AT&T Corp. ....................................          221,370
    8,700   SBC Communications Inc. .......................          325,728
   12,100   Sprint Corp. Fon Group ........................          185,009
    3,300   Verizon Communications Inc. ...................          150,645
                                                              --------------
                                                                     882,752
                                                              --------------

            TRANSPORT - TRUCK - 0.14%
    1,700   Yellow Corp.* .................................           44,863
                                                              --------------

            WIRELESS EQUIPMENT - 1.01%
    2,600   Comarco, Inc.* ................................           27,066
   21,600   Motorola, Inc. ................................          306,720
                                                              --------------
                                                                     333,786
                                                              --------------
            Total Equity Securities
              (cost - $16,764,456) ........................       17,696,828
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                              INTEREST         MATURITY
(000'S)                                                                               RATE(S)          DATE(S)        VALUE
--------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS -- 40.49%

           CORPORATE OBLIGATIONS - 16.14%
           AIRLINES - 0.15%
  $   50   Southwest Airlines Co., Unsecured Notes .............................          6.500%           03/01/12   $   48,986
                                                                                                                      ----------

           BEVERAGES-NON ALCOHOLIC - 0.22%
      75   Coca-Cola Enterprises, Inc., Unsecured Debentures ...................          6.750            09/15/28       72,891
                                                                                                                      ----------

           CHEMICALS - DIVERSIFIED - 0.22%
      75   Dow Chemical Co., Notes .............................................          5.750            12/15/08       72,005
                                                                                                                      ----------

           COMMERCIAL SERVICES - 0.29%
     100   Cendant Corp., Unsecured Notes ......................................          6.875            08/15/06       97,150
                                                                                                                      ----------

           COMPUTER SERVICES - 0.88%
     125   Computer Sciences Corp., Unsecured Notes ............................          7.500            08/08/05      131,272
     150   Electronic Data Systems Corp., Unsecured Notes ......................          6.850            10/15/04      157,255
                                                                                                                      ----------
                                                                                                                         288,527
                                                                                                                      ----------

           CONSUMER PRODUCTS - MISC - 0.24%
      75   Unilever Capital Corp., Unsecured Senior Notes, Company Guaranteed ..          6.875            11/01/05       79,219
                                                                                                                      ----------

           DIVERSIFIED FINANCIAL SERVICES - 1.04%
     175   General Electric Capital Corp., Debentures ..........................          6.750            03/15/32      169,670
     175   National Rural Utilities Cooperative Finance Corp. Collateral
             Trust Bonds .......................................................          6.000            05/15/06      173,654
                                                                                                                      ----------
                                                                                                                         343,324
                                                                                                                      ----------

           DIVERSIFIED MANUFACTURING OPERATIONS - 0.33%
     125   Tyco International Group SA, Unsecured Yankee Bonds, Tyco
             International Ltd. Guaranteed (c) .................................          6.125            11/01/08      110,320
                                                                                                                      ----------

           ELECTRIC - INTEGRATED - 0.91%
     100   American Electric Power Co., Inc., Notes, Series A ..................          6.125            05/15/06       99,394
     200   TXU Corp., Unsecured Senior Notes, Series J .........................          6.375            06/15/06      199,489
                                                                                                                      ----------
                                                                                                                         298,883
                                                                                                                      ----------

           FINANCE - AUTO LOANS - 1.11%
     200   Ford Motor Credit Co., Notes ........................................    6.500-6.875   02/01/06-01/25/07      197,224
      50   General Motors Acceptance Corp., Notes ..............................          6.125            09/15/06       49,539
     117   Onyx Acceptance Auto Trust, Series 1999-C, Class A4 .................          6.760            05/15/04      120,195
                                                                                                                      ----------
                                                                                                                         366,958
                                                                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                       39

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                 INTEREST   MATURITY
(000'S)                                                                                  RATE(S)    DATE(S)    VALUE
-----------------------------------------------------------------------------------------------------------------------
           FINANCE - LEASING COMPANY - 0.15%
  $   50   Boeing Capital Corp., Unsecured Senior Notes ..............................    5.650%   05/15/06  $   49,700
                                                                                                             ----------

           FINANCE-INVESTMENT BANKING/BROKERAGE - 1.07%
     100   Goldman Sachs Goup, Inc., Unsecured Senior Notes ..........................    6.600    01/15/12      98,595
     100   Lehman Brothers Holdings, Inc., Notes .....................................    6.625    01/18/12      98,316
     105   Morgan Stanley Dean Witter, Unsubordinated Notes ..........................    6.750    04/15/11     105,458
      50   Salomon Smith Barney Holdings, Co., Notes .................................    6.500    02/15/08      50,843
                                                                                                             ----------
                                                                                                                353,212
                                                                                                             ----------

           FINANCIAL - 0.64%
     100   General Electric Capital Corp., Debentures ................................    8.850    04/01/05     111,692
     100   NISource Finance Corp., Unsecured Senior Notes ............................    7.500    11/15/03      99,111
                                                                                                             ----------
                                                                                                                210,803
                                                                                                             ----------

           FOOD & BEVERAGES - 0.47%
     150   Safeway Inc., Unsecured Senior Notes ......................................    6.050    11/15/03     154,360
                                                                                                             ----------

           FOOD-MISCELLANEOUS/DIVERSIFIED - 0.65%
     125   General Mills, Inc., Notes ................................................    6.000    02/15/12     120,197
     100   Kraft Foods, Inc., Notes ..................................................    5.625    11/01/11      94,964
                                                                                                             ----------
                                                                                                                215,161
                                                                                                             ----------

           INDUSTRIAL - 0.16%
      50   Pitney Bowes Inc., Unsecured Notes ........................................    5.950    02/01/05      51,595
                                                                                                             ----------

           MEDICAL - DRUGS - 0.76%
     100   Abbott Laboratories, Unsubordinated Notes .................................    5.625    07/01/06     101,422
     100   Bristol-Myers Squibb Co., Notes ...........................................    4.750    10/01/06      97,661
      50   Wyeth, Notes ..............................................................    5.875    03/15/04      51,538
                                                                                                             ----------
                                                                                                                250,621
                                                                                                             ----------

           MORTGAGE BACKED SECURITIES - 3.28%
      91   Comm 2000-CI, Commercial Mortgage Pass-Through Certificates, Class A1 .....    7.206    09/15/08      95,949
      75   Countrywide Mortgage Backed Securities Inc., Series 1994-H, Class A6 ......    6.750    05/25/24      76,058
      67   Household Automotive Trust, Series 2002-2, Class A3 .......................    7.340    11/17/04      68,496
     150   Lehman Large Loan, Series 1997-LLI, Class A3 ..............................    6.900    03/12/07     156,396
     125   Norwest Asset Securities Corp., Series 1998-24, Class A3 ..................    6.750    10/25/28     123,483
      50   PaineWebber Mortgage Acceptance Corp., Series 2000-HE1, Class A2 ..........    8.270    02/25/30      51,946
     135   PNC Mortgage Acceptance Corp. Series 2000-C1, Class A1 ....................    7.520    07/15/08     142,728
     125   Residential Funding Mortgage Securities Inc., Series 2002-HS1, Class A3 ...    4.700    10/25/16     123,305
     100   Saxon Asset Securities Trust, Series 2000-3, Class AF4 ....................    7.630    09/25/23     104,086
     133   UCFC Home Equity Loan, Series 1996-B1 Class A6 ............................    7.975    02/15/22     136,985
                                                                                                             ----------
                                                                                                              1,079,432
                                                                                                             ----------

The accompanying notes are an integral part of the financial statements.

                                       40

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                               INTEREST          MATURITY
(000'S)                                                                                RATE(S)           DATE(S)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            MULTIMEDIA - 0.63%
$   150     AOL Time Warner, Inc., Unsecured Debentures ...........................       6.850%           01/15/26      $  153,330
     50     Viacom, Inc., Unsecured Senior Notes, Company Guaranteed ..............       7.700            07/30/10          53,597
                                                                                                                         ----------
                                                                                                                            206,927
                                                                                                                         ----------

            OIL & GAS DRILLING - 0.08%
     25     Dominion Resources, Inc., Unsecured Senior Notes ......................       7.250            10/01/04          26,192
                                                                                                                         ----------

            OIL FIELD MACHINERY & EQUIPMENT - 0.46%
     50     Consolidated Natural Gas Co., Unsecured Unsubordinated Notes, Series B        5.375            11/01/06          48,508
    100     Smith International Inc., Unsecured Senior Notes ......................       7.000            09/15/07         101,881
                                                                                                                         ----------
                                                                                                                            150,389
                                                                                                                         ----------
            PIPELINES - 0.56%
    200     Transcontinental Gas Pipe Line Corp., Unsecured Notes, Series B .......       7.000            08/15/11         183,069
                                                                                                                         ----------
            RETAIL - DISCOUNT - 0.31%
    100     Target Corp., Unsecured Senior Debentures .............................       7.000            07/15/31         101,290
                                                                                                                         ----------

            TELEPHONE - INTEGRATED - 1.38%
    110     AT&T Corp., Senior Notes (a) ..........................................       7.300            11/15/11         106,098
     50     GTE Northwest, Inc., Unsecured Debentures, Series D ...................       5.550            10/15/08          48,155
    100     Qwest Capital Funding, Unsecured Notes, Company Guaranteed ............       6.375            07/15/08          82,338
     50     Sprint Capital Corp., Notes (a) .......................................       8.375            03/15/12          49,319
     60     Sprint Capital Corp., Unsecured Notes, Company Guaranteed .............       6.000            01/15/07          55,089
    125     Verizon Pennsylvania, Notes, Series A .................................       5.650            11/15/11         114,880
                                                                                                                         ----------
                                                                                                                            455,879
                                                                                                                         ----------

            TRANSPORT - RAIL - 0.15%
     50     Union Pacific Corp., Unsecured Notes ..................................       6.125            01/15/12          48,183
                                                                                                                         ----------
            Total Corporate Obligations (cost - $5,382,894) .......................                                       5,315,076
                                                                                                                         ----------

            U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.80%
            FANNIE MAE - 7.63%
    425     Notes .................................................................       5.625            05/14/04         439,135
  1,167     Pass-through Pools .................................................... 5.127-6.500   04/01/09-06/01/31       1,172,220
    900     TBA ................................................................... 6.000-6.500   04/16/17-04/11/32         904,547
                                                                                                                         ----------
                                                                                                                          2,515,902
                                                                                                                         ----------

            FREDDIE MAC - 11.75%
  2,560     Notes ................................................................. 3.875-6.000   02/15/05-06/15/11       2,516,934
  1,397     Pass-through Pools ....................................................       6.000   03/01/31-04/11/32       1,356,308
                                                                                                                         ----------
                                                                                                                          3,873,242
                                                                                                                         ----------

The accompanying notes are an integral part of the financial statements.

                                       41

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                               INTEREST          MATURITY
(000'S)                                                                                RATE(S)           DATE(S)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.42%
$    519   Pass-through Pools ..............................................        7.000-8.000%  06/15/28-09/15/30   $   542,048
     250   TBA .............................................................              7.000            04/18/32       254,922
                                                                                                                      -----------
                                                                                                                          796,970
                                                                                                                      -----------
           Total U.S. Government Agency Obligations (cost - $7,204,234) ....                                            7,186,114
                                                                                                                      -----------

           U.S. GOVERNMENT OBLIGATIONS - 2.55%
           U.S. TREASURIES - 2.55%
     705   Bonds ...........................................................        5.250-6.125   11/15/27-02/15/29       643,592
     200   Notes ...........................................................        4.750-5.625   05/15/08-02/15/11       197,168
                                                                                                                      -----------
           Total U.S. Government Obligations  (cost - $931,803)                                                           840,760
                                                                                                                      -----------
           Total Long-Term Debt Investments
             (cost - $13,518,931) ..........................................                                           13,341,950
                                                                                                                      -----------

           SHORT-TERM INVESTMENTS -- 10.83%
           U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 10.19%
   3,360   Fannie Mae Discount Notes (b) ...................................        1.650-1.750   04/01/02-04/18/02    3,358,979
                                                                                                                      -----------

SHARES
------
           INVESTMENT COMPANY - 0.64%
211,197    Federated Investors, Trust for Short-Term U.S.
             Government Securities**........................................               1.57          --               211,197
                                                                                                                      ------------
           Total Short-Term Investments (cost - $3,570,176).................                                            3,570,176
                                                                                                                      ------------
           Total Investments -- 105.01% (cost - $33,853,563)................                                           34,608,954
           Liabilities in excess of other assets -- (5.01)%.................                                           (1,650,275)
                                                                                                                      ------------
           Net Assets -- 100.00%............................................                                          $32,958,679
                                                                                                                      ============

----------
ADR   American Depositary Receipts.
TBA   To Be Announced.
*     Non-income producing security.
** Money-market fund; interest rate reflects SEC seven-day yield at March 31, 2002.
(a) SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
(b)   All or a portion of which was segregated as collateral for TBA securities.
(c)   Domiciled in Bermuda.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                            VALUE
----------------------------------------------------------------------------
            COMMON STOCKS -- 93.49%

            AUSTRALIA - 6.70%
            AIRLINES - 0.36%
  124,500   Qantas Airways Ltd. ...........................   $      298,338
                                                              --------------

            COMMERCIAL BANKS - NON-U.S. - 2.23%
   79,800   Commonwealth Bank of Australia ................        1,364,545
   54,900   Westpac Banking Corp., Ltd. ...................          457,370
                                                              --------------
                                                                   1,821,915
                                                              --------------

            DIVERSIFIED MINERALS - 3.29%
  442,482   BHP Billiton Ltd. .............................        2,692,110
                                                              --------------

            METAL - DIVERSIFIED - 0.28%
  321,700   M.I.M. Holdings Ltd. ..........................          231,781
                                                              --------------

            RETAIL - MISCELLANEOUS/DIVERSIFIED - 0.54%
   97,200   Coles Myer Ltd. ...............................          445,088
                                                              --------------
            Total Australia (cost - $5,218,408) ...........        5,489,232
                                                              --------------

            CANADA - 1.20%
            AUTO/TRUCK PARTS & EQUIPMENT - 0.36%
    4,000   Magna International Inc., Class A Shares ......          294,000
                                                              --------------

            CELLULAR TELECOMMUNICATIONS - 0.19%
   11,200   Rogers Communications, Inc.,
              Class B Shares ..............................          153,107
                                                              --------------

            COMMERCIAL BANKS - NON-U.S. - 0.26%
    6,500   Royal Bank of Canada ..........................          216,744
                                                              --------------

            TRANSPORT - RAIL - 0.39%
    6,400   Canadian National Railway Co. .................          317,988
                                                              --------------
            Total Canada (cost - $999,736) ................          981,839
                                                              --------------

            FINLAND - 2.23%
            PAPER & RELATED PRODUCTS - 0.82%
   19,600   UPM-Kymmene Oyj ...............................          670,278
                                                              --------------

            TELECOMMUNICATION EQUIPMENT - 1.41%
   54,600   Nokia Oyj .....................................        1,154,142
                                                              --------------
            Total Finland (cost - $2,090,337) .............        1,824,420
                                                              --------------

            FRANCE - 10.85%
            COMPUTER SERVICES - 0.37%
    3,900   Atos Origin SA* ...............................   $      304,679
                                                              --------------

            COSMETICS & TOILETRIES - 1.07%
   11,800   L'Oreal SA ....................................          872,438
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 3.09%
   75,700   STMicroelectronics NV .........................        2,532,645
                                                              --------------

            ENTERPRISE SOFTWARE/SERVICES - 0.61%
   11,400   Business Objects SA, ADR* .....................          501,144
                                                              --------------

            MEDICAL - DRUGS - 1.86%
    2,730   Aventis SA ....................................          188,626
   20,800   Sanofi-Synthelabo SA ..........................        1,335,532
                                                              --------------
                                                                   1,524,158
                                                              --------------

            MONEY CENTER BANKS - 1.93%
   31,200   BNP Paribas SA ................................        1,575,964
                                                              --------------

            OIL COMPANIES - INTEGRATED - 1.92%
   10,200   TotalFinaElf SA ...............................        1,575,022
                                                              --------------
            Total France (cost - $8,681,053) ..............        8,886,050
                                                              --------------

            GERMANY - 5.22%
            AUTO - CARS/LIGHT TRUCKS - 1.93%
   31,700   Bayerische Motoren Werke (BMW) AG .............        1,261,894
      700   Porsche AG ....................................          320,300
                                                              --------------
                                                                   1,582,194
                                                              --------------

            ELECTRIC - INTEGRATED - 0.47%
    7,600   E. On AG ......................................          386,872
                                                              --------------

            ENTERPRISE SOFTWARE/SERVICES - 2.35%
   12,700   SAP AG (Systeme, Anwendungen, Produkte
              in der Datenverarbeitung) ...................        1,923,386
                                                              --------------

            MEDICAL - DRUGS - 0.47%
    6,600   Schering AG ...................................          386,349
                                                              --------------
            Total Germany (cost - $3,905,002) .............        4,278,801
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       43

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                            VALUE
----------------------------------------------------------------------------
            HONG KONG - 1.57%
            COMMERCIAL BANKS - NON-U.S. - 0.60%
   44,000   Hang Seng Bank Ltd. ...........................   $      492,193
                                                              --------------

            DIVERSIFIED OPERATIONS - 0.36%
   54,500   Swire Pacific Ltd. ............................          294,867
                                                              --------------

            ELECTRIC - GENERATION - 0.61%
  750,000   Huaneng Power International, Inc. .............          500,014
                                                              --------------
            Total Hong Kong (cost - $1,277,212) ...........        1,287,074
                                                              --------------

            IRELAND - 2.01%
            BUILDING & CONSTRUCTION PRODUCTS - 0.51%
   23,675   CRH plc .......................................          416,177
                                                              --------------

            COMMERCIAL BANKS - NON-U.S. - 1.50%
  110,500   Bank of Ireland ...............................        1,229,095
                                                              --------------
            Total Ireland (cost - $1,345,886) .............        1,645,272
                                                              --------------

            ITALY - 0.60%
            OIL COMPANIES - INTEGRATED - 0.60%
   33,500   ENI S.p.A. (cost - $486,766) ..................          490,984
                                                              --------------

            JAPAN - 11.02%
            AUTO - CARS/LIGHT TRUCKS - 2.66%
   47,000   Honda Motor Co., Ltd. .........................        1,975,251
   17,000   Suzuki Motor Corp. ............................          200,226
                                                              --------------
                                                                   2,175,477
                                                              --------------

            CHEMICALS - DIVERSIFIED - 1.06%
   20,500   Shin-Etsu Chemical Co., Ltd. ..................          867,733
                                                              --------------

            DIVERSIFIED MINERALS - 0.29%
   60,000   Sumitomo Metal Mining Co., Ltd. ...............          239,937
                                                              --------------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 0.56%
   35,000   Sharp Corp. ...................................          461,614
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.67%
    9,100   Rohm Co., Ltd. ................................        1,366,356
                                                              --------------

            ELECTRONIC MEASUREMENT INSTRUMENTS - 0.49%
    2,100   Keyence Corp. .................................          401,192
                                                              --------------

            OFFICE AUTOMATION & EQUIPMENT - 2.04%
   45,000   Canon Inc. ....................................   $    1,670,502
                                                              --------------

            SEMICONDUCTOR EQUIPMENT - 1.31%
   15,400   Tokyo Electron Ltd. ...........................        1,070,162
                                                              --------------

            TOYS - 0.94%
    5,200   Nintendo Co., Ltd. ............................          765,081
                                                              --------------
            Total Japan (cost - $8,680,485) ...............        9,018,054
                                                              --------------

            MEXICO - 2.69%
            BROADCAST SERVICES/PROGRAMMING - 0.28%
    4,700   Grupo Televisa SA, ADR* .......................          227,997
                                                              --------------

            BUILDING PRODUCTS - CEMENT/AGGREGATES - 0.76%
  105,300   Cemex SA de CV ................................          619,104
                                                              --------------

            RETAIL - DISCOUNT - 1.31%
  326,700   Wal-Mart de Mexico SA de CV - Series V* .......        1,072,956
                                                              --------------

            TELEPHONE - INTEGRATED - 0.34%
    6,900   Telefonos de Mexico SA de CV
              (Telmex), ADR ...............................          278,691
                                                              --------------
            Total Mexico (cost - $1,962,498) ..............        2,198,748
                                                              --------------

            NETHERLANDS - 3.93%
            ELECTRONIC COMPONENTS - MISCELLANEOUS - 1.88%
   50,500   Koninklijke (Royal) Philips Electronics NV* ...        1,540,636
                                                              --------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 0.65%
    9,200   Unilever NV ...................................          528,113
                                                              --------------

            SEMICONDUCTOR EQUIPMENT - 1.40%
   45,500   ASML Holding NV* ..............................        1,147,156
                                                              --------------
            Total Netherlands (cost - $3,216,218) .........        3,215,905
                                                              --------------

            NORWAY - 0.95%
            TELECOMMUNICATION EQUIPMENT - 0.95%
   61,000   Tandberg ASA* (cost - $553,281) ...............          773,580
                                                              --------------

            PORTUGAL - 0.44%
            TELEPHONE - INTEGRATED - 0.44%
   48,100   Portugal Telecom, SGPS, SA
              (cost - $407,746) ...........................          357,937
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       44

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                            VALUE
----------------------------------------------------------------------------
            SINGAPORE - 7.97%
            ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.69%
   57,000   Venture Manufacturing (Singapore) Ltd. ........   $      562,615
                                                              --------------

            MONEY CENTER BANKS - 6.06%
  187,000   DBS Group Holdings Ltd. .......................        1,500,957
  220,000   Oversea-Chinese Banking Corp., Ltd. ...........        1,646,519
  220,000   United Overseas Bank Ltd. .....................        1,813,557
                                                              --------------
                                                                   4,961,033
                                                              --------------

            PUBLISHING - NEWSPAPERS - 0.72%
   44,000   Singapore Press Holdings Ltd. .................          587,020
                                                              --------------

            REAL ESTATE OPERATORS/DEVELOPERS - 0.50%
  115,000   City Developments Ltd. ........................          408,511
                                                              --------------
            Total Singapore (cost - $6,278,344) ...........        6,519,179
                                                              --------------

            SOUTH KOREA - 7.96%
            COMMERCIAL BANKS - NON-U.S. - 2.20%
   42,700   Kookmin Bank, ADR .............................        1,798,524
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 4.37%
   26,100   Samsung Electronics Co., Ltd., GDR (a) ........        3,579,615
                                                              --------------

            STEEL - PRODUCERS - 0.35%
   11,000   Pohang Iron & Steel., Ltd. (POSCO) ............          287,650
                                                              --------------

            TELECOM SERVICES - 1.04%
   34,400   SK Telecom Co., Ltd. ..........................          846,240
                                                              --------------
            Total South Korea (cost - $5,515,913) .........        6,512,029
                                                              --------------

            SWEDEN - 2.95%
            APPLIANCES - 0.98%
   45,400   Electrolux AB, Series B* ......................          806,471
                                                              --------------

            RETAIL - APPAREL/SHOE - 0.76%
   30,600   Hennes & Mauritz AB (H&M) .....................          618,900
                                                              --------------

            SECURITY SERVICES - 1.21%
   49,800   Securitas AB, Class B Shares ..................          987,999
                                                              --------------
            Total Sweden (cost - $2,289,604) ..............        2,413,370
                                                              --------------

            SWITZERLAND - 4.13%
            CHEMICALS - SPECIALTY - 0.29%
    3,200   Ciba Specialty Chemicals AG ...................          242,120
                                                              --------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 1.55%
    5,700   Nestle SA .....................................   $    1,267,563
                                                              --------------

            MEDICAL - DRUGS - 0.32%
    6,580   Novartis AG ...................................          258,809
                                                              --------------

            MONEY CENTER BANKS - 1.97%
   32,780   UBS AG* .......................................        1,613,847
                                                              --------------
            Total Switzerland (cost - $3,370,751) .........        3,382,339
                                                              --------------

            TAIWAN - 1.71%
            SEMICONDUCTOR COMP - INTEGRATED CIRCUITS - 1.71%
   44,800   Taiwan Semiconductor Manufacturing
              Co., Ltd. ...................................          929,600
   44,100   United Microelectronics Corp., ADR ............          469,665
                                                              --------------
            Total Taiwan (cost - $1,124,119) ..............        1,399,265
                                                              --------------

            THAILAND - 0.24%
            COMMERCIAL BANKS - NON-U.S. - 0.24%
  139,000   Bangkok Bank Public Co., Ltd.*
              (cost - $224,115) ...........................          196,427
                                                              --------------

            UNITED KINGDOM - 19.12%
            ADVERTISING SERVICES - 0.84%
   60,100   WPP Group plc, Ord 10p ........................          686,378
                                                              --------------

            AEROSPACE & DEFENSE - 1.18%
  202,200   BAE Systems plc, Ord 2.5p .....................          964,584
                                                              --------------

            BEVERAGES - WINE/SPIRITS - 1.83%
  114,500   Diageo plc, Ord 29p ...........................        1,496,795
                                                              --------------

            CHEMICALS - DIVERSIFIED - 0.53%
   28,600   BOC Group plc, Ord 25p ........................          433,740
                                                              --------------

            DIVERSIFIED MINERALS - 0.29%
   14,400   Anglo American plc, Ord 35p ...................          239,918
                                                              --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.30%
   60,400   ARM Holdings plc, Ord .05p* ...................          244,270
                                                              --------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 0.64%
   65,900   Unilever plc, Ord 32p .........................          527,395
                                                              --------------

            LIFE/HEALTH INSURANCE - 0.72%
  254,500   Legal & General Group plc, Ord 2.5p ...........          585,295
                                                              --------------

The accompanying notes are an integral part of the financial statements.

                                       45

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------
SHARES                                                            VALUE
----------------------------------------------------------------------------
            MEDICAL - DRUGS - 2.69%
   36,600   AstraZeneca plc, Ord 17p ......................   $    1,817,386
   16,293   GlaxoSmithKline plc, Ord 25p* .................          383,752
                                                              --------------
                                                                   2,201,138
                                                              --------------

            MEDICAL PRODUCTS - 1.61%
   37,200   Amersham plc, Ord 35p .........................          407,100
  155,600   Smith & Nephew plc, Ord 12p ...................          909,572
                                                              --------------
                                                                   1,316,672
                                                              --------------

            METAL - DIVERSIFIED - 1.53%
   63,400   Rio Tinto plc, Ord 10p ........................        1,253,121
                                                              --------------

            MONEY CENTER BANKS - 2.69%
  153,800   Lloyds TSB Group plc, Ord 25p .................        1,579,086
   24,300   Royal Bank of Scotland Group plc, Ord 25p .....          625,632
                                                              --------------
                                                                   2,204,718
                                                              --------------

            OIL COMPANIES - INTEGRATED - 0.65%
   59,900   BP plc, Ord 17p ...............................          533,115
                                                              --------------

            RETAIL - DEPARTMENT STORE - 0.94%
  114,224   Marks & Spencer Group plc, Ord 25p ............          626,633
  141,100   Marks & Spencer Group plc,
              Ord 70p, Class B Shares* ....................          140,650
                                                              --------------
                                                                     767,283
                                                              --------------

            RETAIL - APPAREL/SHOE - 0.70%
   37,000   Next plc, Ord 10p .............................          571,670
                                                              --------------

            SOAP & CLEANING PREPARATION - 1.98%
   98,600   Reckitt Benckiser plc, Ord 10.526p ............        1,620,306
                                                              --------------
            Total United Kingdom (cost - $14,826,439) .....       15,646,398
                                                              --------------
            Total Common Stocks
              (cost - $72,453,913) ........................       76,516,903
                                                              --------------

            SHORT-TERM INVESTMENTS -- 6.24%
            UNITED STATES - 6.24%
            INVESTMENT COMPANIES - 6.24%
3,412,038   Federated Automated Government
              Money Trust, 1.40%** ........................   $    3,412,038
1,697,117   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 2.99%** .........        1,697,117
                                                              --------------
            Total Short-Term Investments
              (cost - $5,109,155) .........................        5,109,155
                                                              --------------
            Total Investments -- 99.73%
              (cost - $77,563,068) ........................       81,626,058
            Other assets in excess of liabilities -- 0.27%           218,458
                                                              --------------
            Net Assets -- 100.00% .........................   $   81,844,516
                                                              ==============

---------
ADR   American Depositary Receipts.
GDR   Global Depositary Receipts.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.
(a) SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2002

                                                           S&P STARS                         LARGE CAP      SMALL CAP
                                          S&P STARS      OPPORTUNITIES     THE INSIDERS        VALUE          VALUE
                                          PORTFOLIO        PORTFOLIO       SELECT FUND       PORTFOLIO      PORTFOLIO
                                        --------------  ---------------  ---------------  ---------------  -----------
ASSETS
   Investments, at value (cost -
     $2,592,812,715, $67,251,538
     $32,525,780, $60,017,813,
     $71,923,271, $30,032,698,
     $33,853,563 and $77,563,068,
     respectively) ...................  $2,605,378,373      $71,701,042      $38,845,188      $66,671,253  $82,328,661
   Cash...............................       1,145,218               --               --               --           --
   Deposit with broker for securities
     sold short ......................              --          602,639               --               --           --
   Collateral received for securities
     loaned ..........................     128,977,400               --               --               --    1,488,900
   Receivable for investment sold ....      39,443,158          902,295               --           84,575    1,691,467
   Receivable for Portfolio shares
     sold ............................       8,865,965          691,598          166,645          214,894      114,076
   Dividend, interest and reclaims
     receivable ......................       1,005,883           27,827           33,632           83,359       79,165
   Receivable from investment adviser.              --           11,832              763               --           --
   Deferred organization expenses and
     other assets ....................          79,919            8,554           31,947           32,447       31,841
                                        --------------  ---------------  ---------------  ---------------  -----------
          Total assets ...............   2,784,895,916       73,945,787       39,078,175       67,086,528   85,734,110
                                        --------------  ---------------  ---------------  ---------------  -----------

LIABILITIES
   Securities sold short, at value
     (proceeds received - $335,083) ..              --          345,183               --               --           --
   Payable upon return for securities
     loaned ..........................     128,977,400               --               --               --    1,488,900
   Payable for investments purchased .      28,313,488        3,215,155               --          226,540    2,171,916
   Loan payable ......................      11,562,100               --               --               --           --
   Payable for Portfolio shares
     repurchased .....................       9,664,111          122,822          204,456          100,783       77,664
   Payable for foreign exchange
     contracts unsettled .............              --               --               --               --           --
   Distribution and service fees
     payable (Class A, B and C shares)       7,235,003          148,156          100,527          123,032      106,767
   Administration fee payable ........         329,422            8,425            4,826            7,917       10,248
   Advisory fee payable ..............       1,400,843            3,657           11,289            7,250       17,963
   Custodian fee payable .............          22,204            8,436            1,340            2,341        2,019
   Accrued expenses ..................         716,601           61,866           72,802           63,644       66,173
                                        --------------  ---------------  ---------------  ---------------  -----------
          Total liabilities ..........     188,221,172        3,913,700          395,240          531,507    3,941,650
                                        --------------  ---------------  ---------------  ---------------  -----------

NET ASSETS
   Capital stock, $0.001 par value
     (unlimited shares of beneficial
     interest authorized).............         104,509            4,915            2,335            3,334        4,016
   Paid-in capital ...................   3,093,437,672       65,649,354       32,450,692       59,768,104   67,345,766
   Undistributed net investment income              --               --               --          218,791           --
   Accumulated net realized
     gain/(loss) from investments,
     securities sold short and
     foreign currency related
     transactions, if any ............    (509,433,096)         (61,586)         (89,500)         (88,648)   4,037,288
   Net unrealized appreciation on
     investments, securities sold
     short and  foreign currency
     related transactions, if any ....      12,565,659        4,439,404        6,319,408        6,653,440   10,405,390
                                        --------------  ---------------  ---------------  ---------------  -----------
          Net assets .................  $2,596,674,744      $70,032,087      $38,682,935      $66,555,021  $81,792,460
                                        --------------  ---------------  ---------------  ---------------  -----------

                                            FOCUS                         INTERNATIONAL
                                            LIST            BALANCED         EQUITY
                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                        --------------  ---------------  ---------------
ASSETS
   Investments, at value (cost -
     $2,592,812,715, $67,251,538
     $32,525,780, $60,017,813,
     $71,923,271, $30,032,698,
     $33,853,563 and $77,563,068,
     respectively) ...................     $38,843,289      $34,608,954      $81,626,058
   Cash...............................              --               --               --
   Deposit with broker for securities
     sold short ......................              --               --               --
   Collateral received for securities
     loaned ..........................              --               --               --
   Receivable for investment sold ....              --           29,404          769,438
   Receivable for Portfolio shares
     sold ............................         168,979           39,439          601,523
   Dividend, interest and reclaims
     receivable ......................           5,218          179,993          325,144
   Receivable from investment adviser.           8,347           34,631               --
   Deferred organization expenses and
     other assets ....................          38,599           43,601           58,364
                                        --------------  ---------------  ---------------
          Total assets ...............      39,064,432      34,936,022        83,380,527
                                        --------------  ---------------  ---------------

LIABILITIES
   Securities sold short, at value
     (proceeds received - $335,083) ..              --               --               --
   Payable upon return for securities
     loaned ..........................              --               --               --
   Payable for investments purchased .              --        1,706,045        1,171,356
   Loan payable ......................              --               --               --
   Payable for Portfolio shares
     repurchased .....................         134,385          185,215           48,777
   Payable for foreign exchange
     contracts unsettled .............              --               --            2,271
   Distribution and service fees
     payable (Class A, B and C shares)          86,569           32,714          160,353
   Administration fee payable ........           4,214            3,606           10,287
   Advisory fee payable ..............              --               --           60,809
   Custodian fee payable .............             963            2,501            7,192
   Accrued expenses ..................          54,914           47,262           74,966
                                        --------------  ---------------  ---------------
          Total liabilities ..........         281,045        1,977,343        1,536,011
                                        --------------  ---------------  ---------------

NET ASSETS
   Capital stock, $0.001 par value
     (unlimited shares of beneficial
     interest authorized).............           2,078            2,389            5,630
   Paid-in capital ...................      33,458,858       32,043,108      122,737,244
   Undistributed net investment income              --           44,292               --
   Accumulated net realized
     gain/(loss) from investments,
     securities sold short and
     foreign currency related
     transactions, if any ............      (3,488,140)         113,499      (44,959,949)
   Net unrealized appreciation on
     investments, securities sold
     short and  foreign currency
     related transactions, if any ....       8,810,591          755,391        4,061,591
                                        --------------  ---------------  ---------------
          Net assets .................     $38,783,387      $32,958,679      $81,844,516
                                        --------------  ---------------  ---------------

The accompanying notes are an integral part of the financial statements.

                                       47

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2002

                                                              S&P STARS                            LARGE CAP         SMALL CAP
                                            S&P STARS       OPPORTUNITIES      THE INSIDERS          VALUE             VALUE
                                            PORTFOLIO         PORTFOLIO        SELECT FUND         PORTFOLIO         PORTFOLIO
                                          --------------   ---------------   ---------------    ---------------     -----------
CLASS A
   Net assets ..........................  $1,151,481,905       $30,003,627       $19,059,603        $20,953,149     $23,902,282
                                          --------------   ---------------   ---------------    ---------------     -----------
   Shares of beneficial interest
     outstanding .......................      45,850,901         2,103,050         1,129,811          1,045,827       1,172,202
                                          --------------   ---------------   ---------------    ---------------     -----------
   Net asset value per share ...........          $25.11            $14.27            $16.87             $20.04          $20.39
                                                  ======            ======            ======             ======          ======
   Maximum offering price per share
     (net asset value plus sales charge
     of 5.50%* of the offering price) ..          $26.57            $15.10            $17.85             $21.21          $21.58
                                                  ======            ======            ======             ======          ======

CLASS B
   Net assets ..........................  $  672,833,481       $21,094,241       $10,356,550        $ 9,732,472     $ 6,943,688
                                          --------------   ---------------   ---------------    ---------------     -----------
   Shares of beneficial interest
     outstanding .......................      27,511,468         1,482,257           637,654            495,315         350,322
                                          --------------   ---------------   ---------------    ---------------     -----------
   Net asset value and offering price
     per share** .......................          $24.46            $14.23            $16.24             $19.65          $19.82
                                                  ======            ======            ======             ======          ======

CLASS C
   Net assets ..........................  $  568,725,933       $16,412,350       $ 8,566,091        $13,528,403     $16,112,031
                                          --------------   ---------------   ---------------    ---------------     -----------
   Shares of beneficial interest
     outstanding .......................      23,260,090         1,153,509           527,440            685,473         812,465
                                          --------------   ---------------   ---------------    ---------------     -----------
   Net asset value and offering price
     per share** .......................          $24.45            $14.23            $16.24             $19.74          $19.83
                                                  ======            ======            ======             ======          ======

CLASS Y
   Net assets ..........................  $  203,633,425       $ 2,521,869       $   700,691        $22,340,997     $34,834,459
                                          --------------   ---------------   ---------------    ---------------     -----------
   Shares of beneficial interest
     outstanding .......................       7,886,138           176,346            40,567          1,107,722       1,680,709
                                          --------------   ---------------   ---------------    ---------------     -----------
   Net asset value, offering and
     redemption price per share ........          $25.82            $14.30            $17.27             $20.17          $20.73
                                                  ======            ======            ======             ======          ======

                                              FOCUS                           INTERNATIONAL
                                              LIST             BALANCED          EQUITY
                                            PORTFOLIO         PORTFOLIO         PORTFOLIO
                                          --------------   ---------------   ---------------
CLASS A
   Net assets ..........................     $23,176,072       $ 5,100,875       $31,454,601
                                          --------------   ---------------   ---------------
   Shares of beneficial interest
     outstanding .......................       1,230,479           372,053         2,148,809
                                          --------------   ---------------   ---------------
   Net asset value per share ...........          $18.84            $13.71            $14.64
                                                  ======            ======            ======
   Maximum offering price per share
     (net asset value plus sales charge
     of 5.50%* of the offering price)...          $19.94            $14.51            $15.49
                                                  ======            ======            ======

CLASS B
   Net assets ..........................     $ 9,061,016       $ 4,517,929       $ 7,750,807
                                          --------------   ---------------   ---------------
   Shares of beneficial interest
     outstanding .......................         492,158           334,209           541,209
                                          --------------   ---------------   ---------------
   Net asset value and offering price
     per share** .......................          $18.41            $13.52            $14.32
                                                  ======            ======            ======

CLASS C
   Net assets ..........................     $ 6,546,299       $ 1,830,666       $21,024,594
                                          --------------   ---------------   ---------------
   Shares of beneficial interest
     outstanding .......................         355,367           135,641         1,468,425
                                          --------------   ---------------   ---------------
   Net asset value and offering price
     per share** .......................          $18.42            $13.50            $14.32
                                                  ======            ======            ======

CLASS Y
   Net assets ..........................     $        --       $21,509,209       $21,614,514
                                          --------------   ---------------   ---------------
   Shares of beneficial interest
     outstanding .......................              --         1,545,858         1,471,140
                                          --------------   ---------------   ---------------
   Net asset value, offering and
     redemption price per share ........          $   --            $13.91            $14.69
                                                  ======            ======            ======

----------
 * On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENTS OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 2002

                                                              S&P STARS                            LARGE CAP         SMALL CAP
                                            S&P STARS       OPPORTUNITIES     THE INSIDERS           VALUE             VALUE
                                            PORTFOLIO         PORTFOLIO*      SELECT FUND          PORTFOLIO         PORTFOLIO
                                          --------------   ---------------   --------------      -------------      ----------
INVESTMENT INCOME
   Dividends ...........................  $    9,400,558   $        87,965    $     526,006      $     865,771      $   652,305
   Interest ............................         224,809            31,752           49,453             94,139          225,721
   Securities lending income ...........         340,825                --               --                 --            3,970
       Less: Foreign taxes withheld ....              --              (506)              --               (410)              --
                                          --------------   ---------------    -------------      -------------      -----------
                                               9,966,192           119,211          575,459            959,500          881,996
                                          --------------   ---------------    -------------      -------------      -----------
EXPENSES
   Advisory fees .......................      20,168,350           154,730          401,010            373,773          525,422
   Distribution and service fees -
     Class A ...........................       6,101,135            46,905           88,915             82,479          101,241
   Distribution and service fees -
     Class B ...........................       6,835,597            56,377           90,139             73,610           56,440
   Distribution and service fees -
     Class C ...........................       5,869,837            48,133           79,239             92,614          135,375
   Transfer agent fees and expenses ....       3,611,600            38,523          167,502            164,025          167,115
   Accounting fees .....................         891,801            52,478           96,959            122,437          130,018
   Administration fees .................       3,389,113            30,946           53,213             74,754          105,085
   Federal and state registration fees .         227,856             6,487           41,574             43,276           41,979
   Legal and auditing fees .............         108,325            37,480           52,500             52,998           59,999
   Custodian fees and expenses .........         257,720            42,740            9,721             14,191           15,802
   Amortization of organization expenses              --                --               --                 --               --
   Reports and notices to shareholders .         367,750             7,459            2,528              6,997            8,234
   Insurance expenses ..................           9,454               335            6,961              6,961            7,118
   Trustees' fees and expenses .........          10,147             7,461            7,201              7,500            8,800
   Other ...............................         263,212             3,226            3,000              3,000            2,103
                                          --------------   ---------------    -------------      -------------      -----------
        Total expenses before waivers
          and related reimbursements ...      48,111,897           533,280        1,100,462          1,118,615        1,364,731
        Less: waivers and related
          reimbursements ...............      (2,186,175)         (174,322)        (434,207)          (371,549)        (371,006)
                                          --------------   ---------------    -------------      -------------      -----------
        Total expenses after waivers
          and related reimbursements ...      45,925,722           358,958          666,255            747,066          993,725
                                          --------------   ---------------    -------------      -------------      -----------
   Net investment income/(loss) ........     (35,959,530)         (239,747)         (90,796)           212,434         (111,729)
                                          --------------   ---------------    -------------      -------------      -----------

NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments .......................    (344,643,275)           (7,572)          12,305              6,021        5,377,979
     Foreign currency related
       transactions ....................              --                --               --                 --               --
     Securities sold short..............        (348,779)          185,243               --                 --               --
   Net change in unrealized
     appreciation/(depreciation) on
     investments and foreign currency
     related transactions, if any ......      73,379,674         4,449,504        1,476,933          1,982,246        7,192,546
     Securities sold short..............              --           (10,100)              --                 --               --
                                          --------------   ---------------    -------------      -------------      -----------
   Net realized and unrealized
     gain/(loss) on investments ........    (271,612,380)        4,617,075        1,489,238          1,988,267       12,570,525
                                          --------------   ---------------    -------------      -------------      -----------
   NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ........................   $(307,571,910)       $4,377,328       $1,398,442         $2,200,701      $12,458,796
                                          ==============   ===============    =============      =============      ===========

                                              FOCUS                           INTERNATIONAL
                                              LIST             BALANCED          EQUITY
                                            PORTFOLIO         PORTFOLIO        PORTFOLIO
                                          --------------   ---------------   ---------------
INVESTMENT INCOME
   Dividends ...........................      $  181,116          $245,279     $   1,376,784
   Interest ............................         133,710           661,778           122,059
   Securities lending income ...........              --                --                --
       Less: Foreign taxes withheld ....          (8,037)               --          (127,792)
                                          --------------   ---------------   ---------------
                                                 306,789           907,057         1,371,051
                                          --------------   ---------------   ---------------
EXPENSES
   Advisory fees .......................         203,504           178,881           828,306
   Distribution and service fees -
     Class A ...........................          95,970            22,601           211,194
   Distribution and service fees -
     Class B ...........................          70,555            33,508            94,615
   Distribution and service fees -
     Class C ...........................          50,587            15,241           228,615
   Transfer agent fees and expenses ...          139,310           162,450           158,499
   Accounting fees ....................           89,405            96,203           147,865
   Administration fees .................          46,962            41,280           124,249
   Federal and state registration fees .          40,550            39,880            47,958
   Legal and auditing fees .............          54,151            48,705            62,499
   Custodian fees and expenses .........          10,944            21,166            91,624
   Amortization of organization expenses           7,906            10,706            12,461
   Reports and notices to shareholders .           4,181             2,920            10,501
   Insurance expenses ..................           6,961             6,844             7,311
   Trustees' fees and expenses .........           8,501             8,030             8,501
   Other ...............................           2,000             2,625             3,000
                                          --------------   ---------------   ---------------
        Total expenses before waivers
          and related reimbursements ...         831,487           691,040         2,037,218
        Less: waivers and related
          reimbursements ...............        (332,442)         (426,975)         (467,388)
                                          --------------   ---------------   ---------------
        Total expenses after waivers and
          related reimbursements .......         499,045           264,065         1,569,830
                                          --------------   ---------------   ---------------
   Net investment income/(loss) ........        (192,256)          642,992          (198,779)
                                          --------------   ---------------   ---------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments .......................      (1,265,641)          269,298       (24,988,696)
     Foreign currency related
       transactions ....................          (5,859)               --        (1,180,948)
     Securities sold short..............              --                --                --
   Net change in unrealized
     appreciation/(depreciation) on
     investments and foreign currency
     related transactions, if any ......       5,113,617            75,533        11,419,276
     Securities sold short..............              --                --                --
                                          --------------   ---------------   ---------------
   Net realized and unrealized
     gain/(loss) on investments ........       3,842,117           344,831       (14,750,368)
                                          --------------   ---------------   ---------------
   NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ........................      $3,649,861          $987,823      $(14,949,147)
                                          ==============   ===============   ===============

----------
 * For the period October 1, 2001 through March 31, 2002.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        S&P STARS
                                                                      OPPORTUNITIES
                                       S&P STARS PORTFOLIO              PORTFOLIO            THE INSIDERS SELECT FUND
                                 -------------------------------    -----------------    -------------------------------
                                            FOR THE                  FOR THE PERIOD                  FOR THE
                                          FISCAL YEARS              OCTOBER 1, 2001*              FISCAL YEARS
                                         ENDED MARCH 31,            THROUGH MARCH 31,            ENDED MARCH 31,
                                 -------------------------------    -----------------    -------------------------------
                                      2002             2001               2002                2002             2001
                                 --------------   --------------    -----------------    --------------   --------------
INCREASE/(DECREASE) IN NET
 ASSETS FROM OPERATIONS
  Net investment income/(loss).  $  (35,959,530)  $  (28,183,191)   $        (239,747)   $      (90,796)  $      (36,990)
  Net realized gain/(loss)
    from investments and
    foreign currency related
    transactions and securities
    sold short, if any ........    (344,992,054)    (155,638,941)             177,671            12,305        4,843,041
  Net change in unrealized
    appreciation/(depreciation)
    on investments, foreign
    currency related
    transactions and securities
    sold short, if any ........      73,379,674     (503,636,578)           4,439,404         1,476,933         (373,709)
                                 --------------   --------------    -----------------    --------------   --------------
  Net increase/(decrease) in
    net assets, resulting from
    operations ................    (307,571,910)    (687,458,710)           4,377,328         1,398,442        4,432,342
                                 --------------   --------------    -----------------    --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares ............              --               --                   --                --               --
    Class B shares ............              --               --                   --                --               --
    Class C shares ............              --               --                   --                --               --
    Class Y shares ............              --               --                   --                --               --
                                 --------------   --------------    -----------------    --------------   --------------
                                             --               --                   --                --               --
                                 --------------   --------------    -----------------    --------------   --------------
  Net realized capital gains
    Class A shares ............              --      (18,335,736)                  --        (1,609,248)      (1,764,680)
    Class B shares ............              --       (9,187,855)                  --          (957,044)        (630,198)
    Class C shares ............              --       (8,144,262)                  --          (802,040)        (733,735)
    Class Y shares ............              --       (2,571,156)                  --           (68,330)         (84,044)
                                 --------------   --------------    -----------------    --------------   --------------
                                             --      (38,239,009)                  --        (3,436,662)      (3,212,657)
                                 --------------   --------------    -----------------    --------------   --------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares ....................     902,204,412    2,082,423,694           72,480,849        13,976,474       10,722,803
  Cost of shares repurchased ..    (508,590,833)    (325,839,349)          (6,826,090)       (9,339,567)     (10,437,850)
  Shares issued in reinvestment
    of dividends ..............              --       36,694,891                   --         3,201,070        3,018,212
                                 --------------   --------------    -----------------    --------------   --------------
  Net increase/(decrease) in
    net assets derived from
    shares of beneficial
    interest transactions .....     393,613,579    1,793,279,236           65,654,759         7,837,977        3,303,165
                                 --------------   --------------    -----------------    --------------   --------------
  Total increase/(decrease) in
    net assets ................      86,041,669    1,067,581,517           70,032,087         5,799,757        4,522,850
NET ASSETS
  Beginning of period .........   2,510,633,075    1,443,051,558                   --        32,883,178       28,360,328
                                 --------------   --------------    -----------------    --------------   --------------
  End of period** .............  $2,596,674,744   $2,510,633,075    $      70,032,087    $   38,682,935   $   32,883,178
                                 ==============   ==============    =================    ==============   ==============

----------
 *  Commencement of operations.
**  Includes undistributed net investment income as follows:

                                                    FOR THE FISCAL YEARS ENDED
                                                  ------------------------------
                                                  MARCH 31, 2002  MARCH 31, 2001
                                                  --------------  --------------
  Large Cap Value Portfolio ....................        $218,791        $44,969
  Balanced Portfolio ...........................          44,292         25,274

The accompanying notes are an integral part of the financial statements.

                                   LARGE CAP VALUE PORTFOLIO         SMALL CAP VALUE PORTFOLIO            FOCUS LIST PORTFOLIO
                                 ------------------------------  ---------------------------------   ------------------------------
                                           FOR THE                            FOR THE                            FOR THE
                                         FISCAL YEARS                       FISCAL YEARS                       FISCAL YEARS
                                        ENDED MARCH 31,                    ENDED MARCH 31,                    ENDED MARCH 31,
                                 ------------------------------  ---------------------------------   ------------------------------
                                       2002            2001             2002              2001            2002              2001
                                 --------------  --------------  ----------------  ---------------   ------------      ------------
INCREASE/(DECREASE) IN NET
 ASSETS FROM OPERATIONS
  Net investment income/(loss).  $      212,434  $      169,278  $   (111,729)     $   (368,916)      $   (192,256)    $   (219,658)
  Net realized gain/(loss)
    from investments and
    foreign currency related
    transactions and securities
    sold short, if any ........           6,021       2,448,274     5,377,979         2,644,759         (1,271,500)      (1,821,880)
  Net change in unrealized
    appreciation/(depreciation)
    on investments, foreign
    currency related
    transactions and securities
    sold short, if any ........       1,982,246       1,668,503     7,192,546       (10,913,028)         5,113,617       (6,028,332)
                                 --------------  --------------  ------------      ------------       ------------     ------------
  Net increase/(decrease) in
    net assets, resulting from
    operations ................       2,200,701       4,286,055    12,458,796        (8,637,185)         3,649,861       (8,069,870)
                                 --------------  --------------  ------------      ------------       ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares ............          (9,294)        (86,709)           --                --                 --               --
    Class B shares ............              --          (3,623)           --                --                 --               --
    Class C shares ............              --          (6,095)           --                --                 --               --
    Class Y shares ............         (29,318)        (54,416)           --                --                 --               --
                                 --------------  --------------  ------------      ------------       ------------     ------------
                                        (38,612)       (150,843)           --                --                 --               --
                                 --------------  --------------  ------------      ------------       ------------     ------------
  Net realized capital gains
    Class A shares ............        (451,116)       (609,368)   (1,013,046)       (2,084,943)                --               --
    Class B shares ............        (203,076)        (82,739)     (300,405)         (438,690)                --               --
    Class C shares ............        (270,475)       (185,594)     (723,299)       (1,292,706)                --               --
    Class Y shares ............        (474,371)       (236,735)   (1,443,389)       (3,370,943)                --               --
                                 --------------  --------------  ------------      ------------       ------------     ------------
                                     (1,399,038)     (1,114,436)   (3,480,139)       (7,187,282)                --               --
                                 --------------  --------------  ------------      ------------       ------------     ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares ....................      49,387,251      18,865,529    29,204,613        20,934,203         17,614,962       11,218,651
  Cost of shares repurchased ..     (13,354,763)    (10,702,327)  (25,898,472)      (17,752,560)       (12,211,138)     (11,520,685)
  Shares issued in reinvestment
    of dividends ..............       1,376,746       1,072,885     3,103,122         6,440,897                 --               --
                                 --------------  --------------  ------------      ------------       ------------     ------------
  Net increase/(decrease) in
    net assets derived from
    shares of beneficial
    interest transactions .....      37,409,234       9,236,087     6,409,263         9,622,540          5,403,824         (302,034)
                                 --------------  --------------  ------------      ------------       ------------     ------------
  Total increase/(decrease) in
    net assets ................      38,172,285      12,256,863    15,387,920        (6,201,927)         9,053,685       (8,371,904)
NET ASSETS
  Beginning of period .........      28,382,736      16,125,873    66,404,540        72,606,467         29,729,702       38,101,606
                                 --------------  --------------  ------------      ------------       ------------     ------------
  End of period** .............  $   66,555,021  $   28,382,736  $ 81,792,460      $ 66,404,540       $ 38,783,387     $ 29,729,702
                                 ==============  ==============  ============      ============       ============     ============

                                        BALANCED PORTFOLIO         INTERNATIONAL EQUITY PORTFOLIO
                                  -----------------------------   -------------------------------
                                            FOR THE                            FOR THE
                                          FISCAL YEARS                       FISCAL YEARS
                                         ENDED MARCH 31,                    ENDED MARCH 31,
                                  -----------------------------   -------------------------------
                                      2002             2001            2002              2001
                                  -----------      ------------   --------------     ------------
INCREASE/(DECREASE) IN NET
 ASSETS FROM OPERATIONS
  Net investment income/(loss).   $   642,992      $    413,407   $    (198,779)     $   (540,661)
  Net realized gain/(loss)
    from investments and
    foreign currency related
    transactions and securities
    sold short, if any ........       269,298         1,093,345     (26,169,644)      (19,955,225)
  Net change in unrealized
    appreciation/(depreciation)
    on investments, foreign
    currency related
    transactions and securities
    sold short, if any ........        75,533           115,129      11,419,276       (24,111,405)
                                  -----------      ------------   -------------      ------------
  Net increase/(decrease) in
    net assets, resulting from
    operations ................       987,823         1,621,881     (14,949,147)      (44,607,291)
                                  -----------      ------------   -------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares ............       (92,728)         (105,581)             --                --
    Class B shares ............       (64,933)          (59,175)             --                --
    Class C shares ............       (28,780)          (38,391)             --                --
    Class Y shares ............      (437,533)         (191,773)             --                --
                                   -----------      ------------  -------------      ------------
                                     (623,974)         (394,920)             --                --
                                   -----------      ------------  -------------      ------------
  Net realized capital gains
    Class A shares ............       (91,099)               --              --          (982,027)
    Class B shares ............       (67,932)               --              --          (229,623)
    Class C shares ............       (33,991)               --              --          (430,648)
    Class Y shares ............      (391,411)               --              --                --
                                  -----------      ------------   -------------      ------------
                                     (584,433)               --              --        (1,642,298)
                                  -----------      ------------   -------------      ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares ....................    22,739,829         4,353,523      69,154,576       152,860,963
  Cost of shares repurchased ..    (6,958,809)       (3,640,283)    (64,044,379)     (111,803,830)
  Shares issued in reinvestment
    of dividends ..............     1,108,518           303,108              --         1,474,096
                                  -----------      ------------   -------------      ------------
  Net increase/(decrease) in
    net assets derived from
    shares of beneficial interest
    transactions ............      16,889,538         1,016,348       5,110,197        42,531,229
                                  -----------      ------------   -------------      ------------
  Total increase/(decrease) in
  net assets ..................    16,668,954         2,243,309      (9,838,950)       (3,718,360)
NET ASSETS
  Beginning of period .........    16,289,725        14,046,416      91,683,466        95,401,826
                                  -----------      ------------   -------------      ------------
  End of period** .............   $32,958,679      $ 16,289,725   $  81,844,516      $ 91,683,466
                                  ===========      ============   =============      ============

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                                NET                               NET
                                                               ASSET                          REALIZED AND      DISTRIBUTIONS
                                                               VALUE,          NET             UNREALIZED          FROM NET
                                                             BEGINNING     INVESTMENT       GAIN/(LOSS) ON         REALIZED
                                                             OF PERIOD  INCOME/(LOSS)**(1)  INVESTMENTS**(2)    CAPITAL GAINS
                                                             ---------  ------------------  ----------------    -------------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ...............    $27.85         $(0.30)             $(2.44)             $--
  For the fiscal year ended March 31, 2001 ...............     36.42          (0.27)              (7.82)           (0.48)
  For the fiscal year ended March 31, 2000 ...............     24.39          (0.21)              12.53            (0.29)
  For the fiscal year ended March 31, 1999 ...............     19.97          (0.12)               5.46            (0.92)
  For the fiscal year ended March 31, 1998 ...............     16.13          (0.13)               6.69            (2.72)
CLASS B
  For the fiscal year ended March 31, 2002 ...............     27.26          (0.41)              (2.39)              --
  For the fiscal year ended March 31, 2001 ...............     35.83          (0.37)              (7.72)           (0.48)
  For the fiscal year ended March 31, 2000 ...............     24.11          (0.27)              12.28            (0.29)
  For the fiscal year ended March 31, 1999 ...............     19.86          (0.12)               5.29            (0.92)
  For the period January 5, 1998* through March 31, 1998 .     17.37          (0.04)               2.53               --
CLASS C
  For the fiscal year ended March 31, 2002 ...............     27.25          (0.42)              (2.38)              --
  For the fiscal year ended March 31, 2001 ...............     35.82          (0.38)              (7.71)           (0.48)
  For the fiscal year ended March 31, 2000 ...............     24.10          (0.30)              12.31            (0.29)
  For the fiscal year ended March 31, 1999 ...............     19.85          (0.22)               5.39            (0.92)
  For the fiscal year ended March 31, 1998 ...............     16.06          (0.22)               6.65            (2.64)
CLASS Y
  For the fiscal year ended March 31, 2002 ...............     28.49          (0.16)              (2.51)              --
  For the fiscal year ended March 31, 2001 ...............     37.05          (0.14)              (7.94)           (0.48)
  For the fiscal year ended March 31, 2000 ...............     24.68          (0.12)              12.78            (0.29)
  For the fiscal year ended March 31, 1999 ...............     20.11          (0.05)               5.54            (0.92)
  For the fiscal year ended March 31, 1998 ...............     16.23          (0.05)               6.74            (2.81)

                                                                 NET
                                                                ASSET
                                                                VALUE,
                                                                END OF
                                                                PERIOD
                                                                ------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ...............      $25.11
  For the fiscal year ended March 31, 2001 ...............       27.85
  For the fiscal year ended March 31, 2000 ...............       36.42
  For the fiscal year ended March 31, 1999 ...............       24.39
  For the fiscal year ended March 31, 1998 ...............       19.97
CLASS B
  For the fiscal year ended March 31, 2002 ...............       24.46
  For the fiscal year ended March 31, 2001 ...............       27.26
  For the fiscal year ended March 31, 2000 ...............       35.83
  For the fiscal year ended March 31, 1999 ...............       24.11
  For the period January 5, 1998* through March 31, 1998 .       19.86
CLASS C
  For the fiscal year ended March 31, 2002 ...............       24.45
  For the fiscal year ended March 31, 2001 ...............       27.25
  For the fiscal year ended March 31, 2000 ...............       35.82
  For the fiscal year ended March 31, 1999 ...............       24.10
  For the fiscal year ended March 31, 1998 ...............       19.85
CLASS Y
  For the fiscal year ended March 31, 2002 ...............       25.82
  For the fiscal year ended March 31, 2001 ...............       28.49
  For the fiscal year ended March 31, 2000 ...............       37.05
  For the fiscal year ended March 31, 1999 ...............       24.68
  For the fiscal year ended March 31, 1998 ...............       20.11

The accompanying notes are an integral part of the financial statements.

----------
  * Commencement of initial public offering.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include short sale transactions, if any.
(3) Total investment return does not consider the effects of sales charges or contigingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

                                                                    TOTAL     NET ASSETS,         RATIO OF
                                                                  INVESTMENT END OF PERIOD       EXPENSES TO
                                                                   RETURN(3) (000'S OMITED)  AVERAGE NET ASSETS(1)
                                                                  ---------- --------------  ---------------------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ...............           (9.80)%    $1,151,482             1.50%
  For the fiscal year ended March 31, 2001 ...............          (22.36)      1,173,464             1.50
  For the fiscal year ended March 31, 2000 ...............           50.82         673,550             1.50
  For the fiscal year ended March 31, 1999 ...............           27.46         206,130             1.50
  For the fiscal year ended March 31, 1998 ...............           43.53         109,591             1.50(6)
CLASS B
  For the fiscal year ended March 31, 2002 ...............          (10.27)        672,833             2.00
  For the fiscal year ended March 31, 2001 ...............          (22.73)        620,784             2.00
  For the fiscal year ended March 31, 2000 ...............           50.13         300,693             2.00
  For the fiscal year ended March 31, 1999 ...............           26.75          49,319             2.00
  For the period January 5, 1998* through March 31, 1998 .         14.34(4)          5,800             2.00(5)
CLASS C
  For the fiscal year ended March 31, 2002 ...............          (10.28)        568,726             2.00
  For the fiscal year ended March 31, 2001 ...............          (22.74)        540,150             2.00
  For the fiscal year ended March 31, 2000 ...............           50.15         314,794             2.00
  For the fiscal year ended March 31, 1999 ...............           26.75          97,654             2.00
  For the fiscal year ended March 31, 1998 ...............           42.80          63,330             2.00(6)
CLASS Y
  For the fiscal year ended March 31, 2002 ...............           (9.37)        203,633             1.00
  For the fiscal year ended March 31, 2001 ...............          (21.95)        176,235             1.00
  For the fiscal year ended March 31, 2000 ...............           51.61         154,015             1.00
  For the fiscal year ended March 31, 1999 ...............           28.02          52,483             1.00
  For the fiscal year ended March 31, 1998 ...............           44.22          35,652             1.00(6)


                                                                                             INCREASE/(DECREASE)
                                                                                                REFLECTED IN
                                                                      RATIO OF                   EXPENSE AND
                                                                   NET INVESTMENT       NET INVESTMENT INCOME/(LOSS) PORTFOLIO
                                                                    INCOME TO            RATIOS DUE TO WAIVERS AND   TURNOVER
                                                                 AVERAGE NET ASSETS(1)     RELATED REIMBURSEMENTS      RATE
                                                                 ---------------------  ---------------------------- ---------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ...............          (1.12)%                        0.08%             110.80%
  For the fiscal year ended March 31, 2001 ...............          (1.04)                         0.10               42.93
  For the fiscal year ended March 31, 2000 ...............          (1.12)                         0.18               54.67
  For the fiscal year ended March 31, 1999 ...............          (0.73)                         0.27               76.17
  For the fiscal year ended March 31, 1998 ...............          (0.83)(6)                      0.38              172.78(7)
CLASS B
  For the fiscal year ended March 31, 2002 ...............          (1.65)                         0.08              110.80
  For the fiscal year ended March 31, 2001 ...............          (1.58)                         0.10               42.93
  For the fiscal year ended March 31, 2000 ...............          (1.63)                         0.18               54.67
  For the fiscal year ended March 31, 1999 ...............          (1.23)                         0.27               76.17
  For the period January 5, 1998* through March 31, 1998 .          (1.47)(4)(5)                   0.53(4)(5)        172.78(7)
CLASS C
  For the fiscal year ended March 31, 2002 ...............          (1.65)                         0.08              110.80
  For the fiscal year ended March 31, 2001 ...............          (1.58)                         0.10               42.93
  For the fiscal year ended March 31, 2000 ...............          (1.63)                         0.18               54.67
  For the fiscal year ended March 31, 1999 ...............          (1.23)                         0.27               76.17
  For the fiscal year ended March 31, 1998 ...............          (1.32)(6)                      0.38              172.78 (7)
CLASS Y
  For the fiscal year ended March 31, 2002 ...............          (0.65)                         0.08              110.80
  For the fiscal year ended March 31, 2001 ...............          (0.47)                         0.10               42.93
  For the fiscal year ended March 31, 2000 ...............          (0.56)                         0.18               54.67
  For the fiscal year ended March 31, 1999 ...............          (0.23)                         0.27               76.17
  For the fiscal year ended March 31, 1998 ...............          (0.32)(6)                      0.38              172.78(7)

----------
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of intial public offerings.
(5) Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                                NET                        NET         NET
                                                               ASSET                  REALIZED AND    ASSET
                                                               VALUE,        NET       UNREALIZED     VALUE,     TOTAL
                                                             BEGINNING  INVESTMENT   GAIN/(LOSS) ON   END OF  INVESTMENT
                                                             OF PERIOD   LOSS**(1)  INVESTMENTS**(2)  PERIOD  RETURN (3)
                                                             ---------   ---------  ----------------  ------  ----------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the period October 1, 2001* through March 31, 2002 ..   $12.00      $(0.04)          $2.31       $14.27    18.92%
CLASS B
  For the period October 1, 2001* through March 31, 2002 ..    12.00       (0.06)           2.29        14.23    18.58
CLASS C
  For the period October 1, 2001* through March 31, 2002 ..    12.00       (0.06)           2.29        14.23    18.58
CLASS Y
  For the period October 1, 2001* through March 31, 2002 ..    12.00       (0.02)           2.32        14.30    19.17

The accompanying notes are an integral part of the financial statements.

----------
  * Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include short sale transactions.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.

                                                                                                          RATIO OF
                                                               NET ASSETS,        RATIO OF             NET INVESTMENT
                                                              END OF PERIOD      EXPENSES TO           INCOME/(LOSS)TO
                                                             (000'S OMITED)  AVERAGE NET ASSETS(1)  AVERAGE NET ASSETS(1)
                                                             --------------  ---------------------  ---------------------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the period October 1, 2001* through March 31, 2002 ..      $30,004             1.50%                 (0.90)%(4)
CLASS B
  For the period October 1, 2001* through March 31, 2002 ..       21,094             2.00                  (1.48)(4)
CLASS C
  For the period October 1, 2001* through March 31, 2002 ..       16,412             2.00                  (1.43)(4)
CLASS Y
  For the period October 1, 2001* through March 31, 2002 ..        2,522             1.00                  (0.40)(4)

                                                                 INCREASE/(DECREASE)
                                                                    REFLECTED IN
                                                                     EXPENSE AND
                                                             NET INVESTMENT INCOME/(LOSS)   PORTFOLIO
                                                               RATIOS DUE TO WAIVERS AND     TURNOVER
                                                               RELATED REIMBURSEMENTS(1)       RATE
                                                             ----------------------------    ---------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the period October 1, 2001* through March 31, 2002 ..             0.85%(4)               66.89%
CLASS B
  For the period October 1, 2001* through March 31, 2002 ..             0.85(4)                66.89
CLASS C
  For the period October 1, 2001* through March 31, 2002 ..             0.85(4)                66.89
CLASS Y
  For the period October 1, 2001* through March 31, 2002 ..             0.85(4)                66.89

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                               NET                              NET
                                                              ASSET                         REALIZED AND    DIVIDENDS  DISTRIBUTIONS
                                                              VALUE,        NET              UNREALIZED      FROM NET    FROM NET
                                                            BEGINNING  INVESTMENT          GAIN/(LOSS) ON   INVESTMENT   REALIZED
                                                            OF PERIOD  INCOME/(LOSS)**(1) INVESTMENTS**(2)    INCOME   CAPITAL GAINS
                                                            ---------  ------------------ ----------------  ---------- -------------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2002 ................  $17.84         $(0.01)             $0.73           --       $(1.69)
  For the fiscal year ended March 31, 2001 ................   16.90           0.01               3.05           --        (2.12)
  For the fiscal year ended March 31, 2000 ................   17.02             --               0.07           --        (0.19)
  For the fiscal year ended March 31, 1999 ................   17.88             --              (0.01)          --        (0.85)
  For the fiscal year ended March 31, 1998 ................   14.58             --               6.30           --        (3.00)
CLASS B
  For the fiscal year ended March 31, 2002 ................   17.32          (0.07)              0.68           --        (1.69)
  For the fiscal year ended March 31, 2001 ................   16.54          (0.05)              2.95           --        (2.12)
  For the fiscal year ended March 31, 2000 ................   16.75          (0.05)              0.03           --        (0.19)
  For the fiscal year ended March 31, 1999 ................   17.69             --              (0.09)          --        (0.85)
  For the period January 06, 1998* through March 31, 1998 .   15.72           0.01               1.96           --           --
CLASS C
  For the fiscal year ended March 31, 2002 ................   17.32          (0.08)              0.69           --        (1.69)
  For the fiscal year ended March 31, 2001 ................   16.54          (0.07)              2.97           --        (2.12)
  For the fiscal year ended March 31, 2000 ................   16.74          (0.05)              0.04           --        (0.19)
  For the fiscal year ended March 31, 1999 ................   17.68             --              (0.09)          --        (0.85)
  For the fiscal year ended March 31, 1998 ................   14.48          (0.07)              6.21           --        (2.94)
CLASS Y
  For the fiscal year ended March 31, 2002 ................   18.13           0.07               0.76           --        (1.69)
  For the fiscal year ended March 31, 2001 ................   17.09           0.09               3.07           --        (2.12)
  For the fiscal year ended March 31, 2000 ................   17.33             --               0.13        (0.18)       (0.19)
  For the fiscal year ended March 31, 1999 ................   18.09             --               0.09           --        (0.85)
  For the fiscal year ended March 31, 1998 ................   14.66           0.07               6.36           --        (3.00)

The accompanying notes are an integral part of the financial statements.

----------
  * Commencement of intial public offering.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

                                                                   NET
                                                                  ASSET
                                                                  VALUE,        TOTAL      NET ASSETS,        RATIO OF
                                                                  END OF     INVESTMENT   END OF PERIOD      EXPENSES TO
                                                                  PERIOD      RETURN (3)  (000'S OMITED)   AVERAGE NET ASSETS(1)
                                                                  ------     -----------  --------------   ---------------------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2002 ................       $16.87        4.62%         $19,060              1.65%
  For the fiscal year ended March 31, 2001 ................        17.84       17.92           17,372              1.65
  For the fiscal year ended March 31, 2000 ................        16.90        0.40           15,187              1.65
  For the fiscal year ended March 31, 1999 ................        17.02        0.29           24,395              1.65
  For the fiscal year ended March 31, 1998 ................        17.88       46.02           21,912              1.65
CLASS B
  For the fiscal year ended March 31, 2002 ................        16.24        4.11           10,357              2.15
  For the fiscal year ended March 31, 2001 ................        17.32       17.32            7,378              2.15
  For the fiscal year ended March 31, 2000 ................        16.54       (0.13)           5,469              2.15
  For the fiscal year ended March 31, 1999 ................        16.75       (0.16)           8,426              2.15
  For the period January 06, 1998* through March 31, 1998 .        17.69       12.53(4)         2,253              2.15(5)
CLASS C
  For the fiscal year ended March 31, 2002 ................        16.24        4.11            8,566              2.15
  For the fiscal year ended March 31, 2001 ................        17.32       17.32            7,328              2.15
  For the fiscal year ended March 31, 2000 ................        16.54       (0.07)           6,908              2.15
  For the fiscal year ended March 31, 1999 ................        16.74       (0.16)          11,902              2.15
  For the fiscal year ended March 31, 1998 ................        17.68       45.17           12,297              2.15
CLASS Y
  For the fiscal year ended March 31, 2002 ................        17.27        5.17              701              1.15
  For the fiscal year ended March 31, 2001 ................        18.13       18.30              805              1.15
  For the fiscal year ended March 31, 2000 ................        17.09        0.72              796              1.15
  For the fiscal year ended March 31, 1999 ................        17.33        0.85              914              1.15
  For the fiscal year ended March 31, 1998 ................        18.09       46.68            1,265              1.15

                                                                                      INCREASE/(DECREASE)
                                                                                         REFLECTED IN
                                                                   RATIO OF               EXPENSE AND
                                                                NET INVESTMENT     NET INVESTMENT INCOME/(LOSS)   PORTFOLIO
                                                               INCOME/(LOSS) TO     RATIOS DUE TO WAIVERS AND     TURNOVER
                                                             AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS         RATE
                                                             --------------------- ----------------------------   ---------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2002 ................          (0.04)%                 1.23%                  57.26%
  For the fiscal year ended March 31, 2001 ................           0.08                   1.14                   99.36
  For the fiscal year ended March 31, 2000 ................           0.10                   0.81                   76.06
  For the fiscal year ended March 31, 1999 ................           0.02                   0.81                   99.71
  For the fiscal year ended March 31, 1998 ................           0.03                   1.09                  115.64
CLASS B
  For the fiscal year ended March 31, 2002 ................          (0.49)                  1.23                   57.26
  For the fiscal year ended March 31, 2001 ................          (0.42)                  1.14                   99.36
  For the fiscal year ended March 31, 2000 ................          (0.40)                  0.81                   76.06
  For the fiscal year ended March 31, 1999 ................           0.03                   0.81                   99.71
  For the period January 06, 1998* through March 31, 1998 .          (0.95)(4)(5)            1.82(4)(5)            115.64
CLASS C
  For the fiscal year ended March 31, 2002 ................          (0.52)                  1.23                   57.26
  For the fiscal year ended March 31, 2001 ................          (0.42)                  1.14                   99.36
  For the fiscal year ended March 31, 2000 ................          (0.40)                  0.81                   76.06
  For the fiscal year ended March 31, 1999 ................           0.02                   0.81                   99.71
  For the fiscal year ended March 31, 1998 ................          (0.46)                  1.10                  115.64
CLASS Y
  For the fiscal year ended March 31, 2002 ................           0.39                   1.23                   57.26
  For the fiscal year ended March 31, 2001 ................           0.58                   1.14                   99.36
  For the fiscal year ended March 31, 2000 ................           0.60                   0.81                   76.06
  For the fiscal year ended March 31, 1999 ................           0.02                   0.81                   99.71
  For the fiscal year ended March 31, 1998 ................           0.55                   1.07                  115.64

----------
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of intial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                         NET                                NET
                                                        ASSET                           REALIZED AND    DIVIDENDS    DISTRIBUTIONS
                                                        VALUE,           NET             UNREALIZED      FROM NET       FROM NET
                                                      BEGINNING      INVESTMENT        GAIN/(LOSS) ON   INVESTMENT      REALIZED
                                                      OF PERIOD  INCOME/(LOSS)**(1)   INVESTMENTS**(2)    INCOME     CAPITAL GAINS
                                                      ---------  ------------------   ----------------    ------     -------------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........      $19.63          $0.04               $0.87         (0.01)         (0.49)
  For the fiscal year ended March 31, 2001 ........       16.71           0.11                3.85         (0.13)         (0.91)
  For the fiscal year ended March 31, 2000 ........       19.74           0.11               (0.94)        (0.10)         (2.10)
  For the fiscal year ended March 31, 1999 ........       20.83           0.11                0.59         (0.11)         (1.68)
  For the fiscal year ended March 31, 1998 ........       17.17           0.05                7.15         (0.02)         (3.52)
CLASS B
  For the fiscal year ended March 31, 2002 ........       19.35          (0.02)               0.81            --          (0.49)
  For the fiscal year ended March 31, 2001 ........       16.49           0.03                3.78         (0.04)         (0.91)
  For the fiscal year ended March 31, 2000 ........       19.51           0.01               (0.93)           --          (2.10)
  For the fiscal year ended March 31, 1999 ........       20.66           0.08                0.52         (0.07)         (1.68)
  For the period January 28, 1998* through
   March 31, 1998 .................................       18.17          (0.01)               2.50            --             --
CLASS C
  For the fiscal year ended March 31, 2002 ........       19.43          (0.01)               0.81            --          (0.49)
  For the fiscal year ended March 31, 2001 ........       16.55           0.02                3.80         (0.03)         (0.91)
  For the fiscal year ended March 31, 2000 ........       19.57           0.01               (0.93)           --          (2.10)
  For the fiscal year ended March 31, 1999 ........       20.66           0.07                0.53         (0.01)         (1.68)
  For the fiscal year ended March 31, 1998 ........       17.11          (0.03)               7.10            --          (3.52)
CLASS Y
  For the fiscal year ended March 31, 2002 ........       19.67           0.11                0.91         (0.03)         (0.49)
  For the fiscal year ended March 31, 2001 ........       16.73           0.26                3.80         (0.21)         (0.91)
  For the fiscal year ended March 31, 2000 ........       19.78           0.22               (0.97)        (0.20)         (2.10)
  For the fiscal year ended March 31, 1999 ........       20.84           0.17                0.65         (0.20)         (1.68)
  For the fiscal year ended March 31, 1998 ........       17.18           0.26                7.05         (0.13)         (3.52)

The accompanying notes are an integral part of the financial statements.

----------
  * Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

                                                         NET
                                                        ASSET
                                                        VALUE,      TOTAL        NET ASSETS,             RATIO OF
                                                        END OF    INVESTMENT    END OF PERIOD          EXPENSES TO
                                                        PERIOD    RETURN (3)    (000'S OMITED)    AVERAGE NET ASSETS(1)
                                                        ------    ----------    --------------    ---------------------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........     $ 20.04      4.72%         $20,953                 1.50%
  For the fiscal year ended March 31, 2001 ........       19.63     23.79           11,983                 1.50
  For the fiscal year ended March 31, 2000 ........       16.71     (4.91)           7,950                 1.50
  For the fiscal year ended March 31, 1999 ........       19.74      3.68            9,677                 1.50
  For the fiscal year ended March 31, 1998 ........       20.83     44.59            8,358                 1.50
CLASS B
  For the fiscal year ended March 31, 2002 ........       19.65      4.17            9,733                 2.00
  For the fiscal year ended March 31, 2001 ........       19.35     23.19            3,687                 2.00
  For the fiscal year ended March 31, 2000 ........       16.49     (5.41)           1,379                 2.00
  For the fiscal year ended March 31, 1999                19.51      3.21            1,911                 2.00
  For the period January 28, 1998* through
   March 31, 1998 .................................       20.66     13.70(4)           446                 2.00(5)
CLASS C
  For the fiscal year ended March 31, 2002 ........       19.74      4.20           13,528                 2.00
  For the fiscal year ended March 31, 2001 ........       19.43     23.16            5,675                 2.00
  For the fiscal year ended March 31, 2000 ........       16.55     (5.39)           3,359                 2.00
  For the fiscal year ended March 31, 1999 ........       19.57      3.22            5,250                 2.00
  For the fiscal year ended March 31, 1998 ........       20.66     43.94            4,987                 2.00
CLASS Y
  For the fiscal year ended March 31, 2002 ........       20.17      5.28           22,341                 1.00
  For the fiscal year ended March 31, 2001 ........       19.67     24.38            7,038                 1.00
  For the fiscal year ended March 31, 2000 ........       16.73     (4.51)           3,438                 1.00
  For the fiscal year ended March 31, 1999 ........       19.78      4.29            4,741                 1.00
  For the fiscal year ended March 31, 1998 ........       20.84     45.27            7,263                 1.00

                                                                                   INCREASE/(DECREASE)
                                                                                       REFLECTED IN
                                                            RATIO OF                    EXPENSE AND
                                                         NET INVESTMENT         NET INVESTMENT INCOME/(LOSS)   PORTFOLIO
                                                        INCOME/(LOSS) TO         RATIOS DUE TO WAIVERS AND     TURNOVER
                                                      AVERAGE NET ASSETS(1)        RELATED REIMBURSEMENTS        RATE
                                                      ---------------------     ---------------------------    ---------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........           0.38%                        0.75%                 20.60%
  For the fiscal year ended March 31, 2001 ........           0.72                         1.50                  60.46
  For the fiscal year ended March 31, 2000 ........           0.56                         1.78                  55.66
  For the fiscal year ended March 31, 1999 ........           0.54                         1.46                  38.27
  For the fiscal year ended March 31, 1998 ........           0.32                         1.73                  61.75
CLASS B
  For the fiscal year ended March 31, 2002 ........          (0.07)                        0.75                  20.60
  For the fiscal year ended March 31, 2001 ........           0.15                         1.50                  60.46
  For the fiscal year ended March 31, 2000 ........           0.03                         1.75                  55.66
  For the fiscal year ended March 31, 1999 ........           0.08                         1.46                  38.27
  For the period January 28, 1998* through
   March 31, 1998 .................................          (0.73)(4)(5)                  1.05(4)(5)            61.75
CLASS C
  For the fiscal year ended March 31, 2002 ........           0.02                         0.75                  20.60
  For the fiscal year ended March 31, 2001 ........           0.11                         1.50                  60.46
  For the fiscal year ended March 31, 2000 ........           0.03                         1.75                  55.66
  For the fiscal year ended March 31, 1999 ........           0.08                         1.46                  38.27
  For the fiscal year ended March 31, 1998 ........          (0.19)                        1.73                  61.75
CLASS Y
  For the fiscal year ended March 31, 2002 ........           0.92                         0.75                  20.60
  For the fiscal year ended March 31, 2001 ........           1.65                         1.50                  60.46
  For the fiscal year ended March 31, 2000 ........           0.98                         1.77                  55.66
  For the fiscal year ended March 31, 1999 ........           1.08                         1.46                  38.27
  For the fiscal year ended March 31, 1998 ........           0.83                         1.76                  61.75

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares due to the timing differences in the commencement of intial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                         NET                                NET
                                                        ASSET                           REALIZED AND       DIVIDENDS  DISTRIBUTIONS
                                                        VALUE,            NET            UNREALIZED        FROM NET      FROM NET
                                                      BEGINNING       INVESTMENT       GAIN/(LOSS) ON     INVESTMENT     REALIZED
                                                      OF PERIOD   INCOME/(LOSS)**(1)  INVESTMENTS**(2)      INCOME    CAPITAL GAINS
                                                      ---------   ------------------  ----------------    ----------  -------------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........     $ 18.13        $ (0.04)            $ 3.30              --       $ (1.00)
  For the fiscal year ended March 31, 2001 ........       23.10          (0.14)             (2.61)             --         (2.22)
  For the fiscal year ended March 31, 2000 ........       17.93          (0.15)              6.69              --         (1.37)
  For the fiscal year ended March 31, 1999 ........       23.65          (0.13)             (4.65)             --         (0.94)
  For the fiscal year ended March 31, 1998 ........       17.48          (0.14)              8.06              --         (1.75)
CLASS B
  For the fiscal year ended March 31, 2002 ........       17.76          (0.12)              3.18              --         (1.00)
  For the fiscal year ended March 31, 2001 ........       22.80          (0.20)             (2.62)             --         (2.22)
  For the fiscal year ended March 31, 2000 ........       17.71          (0.24)              6.60              --         (1.27)
  For the fiscal year ended March 31, 1999 ........       23.48          (0.16)             (4.67)             --         (0.94)
  For the period January 21, 1998* through
   March 31, 1998 .................................       19.95             --               3.53              --            --
CLASS C
  For the fiscal year ended March 31, 2002 ........       17.77          (0.12)              3.18              --         (1.00)
  For the fiscal year ended March 31, 2001 ........       22.80          (0.22)             (2.59)             --         (2.22)
  For the fiscal year ended March 31, 2000 ........       17.70          (0.26)              6.62              --         (1.26)
  For the fiscal year ended March 31, 1999 ........       23.48          (0.26)             (4.58)             --         (0.94)
  For the fiscal year ended March 31, 1998 ........       17.38          (0.24)              8.00              --         (1.66)
CLASS Y
  For the fiscal year ended March 31, 2002 ........       18.34           0.05               3.34              --         (1.00)
  For the fiscal year ended March 31, 2001 ........       23.23          (0.03)             (2.64)             --         (2.22)
  For the fiscal year ended March 31, 2000 ........       18.03          (0.05)              6.72              --         (1.47)
  For the fiscal year ended March 31, 1999 ........       23.65          (0.02)             (4.66)             --         (0.94)
  For the fiscal year ended March 31, 1998 ........       17.47          (0.04)              8.06              --         (1.84)

The accompaning notes are an integral part of the financial statements.

----------
  * Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

                                                       NET
                                                      ASSET                                                          RATIO OF
                                                      VALUE,     TOTAL     NET ASSETS,          RATIO OF         NET INVESTMENT
                                                      END OF  INVESTMENT  END OF PERIOD       EXPENSES TO        INCOME/(LOSS) TO
                                                      PERIOD   RETURN(3) (000'S OMITTED) AVERAGE NET ASSETS(1) AVERAGE NET ASSETS(1)
                                                      ------- ---------- --------------- --------------------- ---------------------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........   $ 20.39    18.51%     $ 23,902              1.50%              (0.24)%
  For the fiscal year ended March 31, 2001 ........     18.13   (11.64)       17,194              1.50               (0.63)
  For the fiscal year ended March 31, 2000 ........     23.10    38.21        24,086              1.50               (0.75)
  For the fiscal year ended March 31, 1999 ........     17.93   (20.26)       18,520              1.50               (0.60)
  For the fiscal year ended March 31, 1998 ........     23.65    46.86        25,111              1.50               (0.71)
CLASS B
  For the fiscal year ended March 31, 2002 ........     19.82    17.76         6,944              2.00               (0.74)
  For the fiscal year ended March 31, 2001 ........     17.76   (12.12)        4,301              2.00               (1.14)
  For the fiscal year ended March 31, 2000 ........     22.80    37.53         4,030              2.00               (1.24)
  For the fiscal year ended March 31, 1999 ........     17.71   (20.63)        2,716              2.00               (1.10)
  For the period January 21, 1998* through
   March 31, 1998 .................................     23.48    17.69(4)        901              2.00(5)            (1.49)(4)(5)
CLASS C
  For the fiscal year ended March 31, 2002 ........     19.83    17.75        16,112              2.00               (0.74)
  For the fiscal year ended March 31, 2001 ........     17.77   (12.07)       11,460              2.00               (1.14)
  For the fiscal year ended March 31, 2000 ........     22.80    37.54        13,399              2.00               (1.24)
  For the fiscal year ended March 31, 1999 ........     17.70   (20.67)       11,112              2.00               (1.10)
  For the fiscal year ended March 31, 1998 ........     23.48    46.10        18,082              2.00               (1.21)
CLASS Y
  For the fiscal year ended March 31, 2002 ........     20.73    19.02        34,834              1.00                0.26
  For the fiscal year ended March 31, 2001 ........     18.34   (11.22)       33,449              1.00               (0.13)
  For the fiscal year ended March 31, 2000 ........     23.23    38.86        31,091              1.00               (0.24)
  For the fiscal year ended March 31, 1999 ........     18.03   (19.84)       24,087              1.00               (0.10)
  For the fiscal year ended March 31, 1998 ........     23.65    47.54        31,141              1.00               (0.21)

                                                             INCREASE/(DECREASE)
                                                                REFLECTED IN
                                                                 EXPENSE AND
                                                      NET INVESTMENT INCOME/(LOSS) RATIOS    PORTFOLIO
                                                               DUE TO WAIVERS AND             TURNOVER
                                                             RELATED REIMBURSEMENTS             RATE
                                                      -----------------------------------    ---------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........                0.53%                        75.76%
  For the fiscal year ended March 31, 2001 ........                1.02                         65.32
  For the fiscal year ended March 31, 2000 ........                0.65                         65.85
  For the fiscal year ended March 31, 1999 ........                0.65                         84.12
  For the fiscal year ended March 31, 1998 ........                0.76                         90.39
CLASS B
  For the fiscal year ended March 31, 2002 ........                0.53                         75.76
  For the fiscal year ended March 31, 2001 ........                1.02                         65.32
  For the fiscal year ended March 31, 2000 ........                0.65                         65.85
  For the fiscal year ended March 31, 1999 ........                0.65                         84.12
  For the period January 21, 1998* through
   March 31, 1998 .................................                1.31(4)(5)                   90.39
CLASS C
  For the fiscal year ended March 31, 2002 ........                0.53                         75.76
  For the fiscal year ended March 31, 2001 ........                1.02                         65.32
  For the fiscal year ended March 31, 2000 ........                0.65                         65.85
  For the fiscal year ended March 31, 1999 ........                0.65                         84.12
  For the fiscal year ended March 31, 1998 ........                0.76                         90.39
CLASS Y
  For the fiscal year ended March 31, 2002 ........                0.53                         75.76
  For the fiscal year ended March 31, 2001 ........                1.02                         65.32
  For the fiscal year ended March 31, 2000 ........                0.65                         65.85
  For the fiscal year ended March 31, 1999 ........                0.65                         84.12
  For the fiscal year ended March 31, 1998 ........                0.77                         90.39

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                         NET                                 NET
                                                        ASSET                            REALIZED AND      DIVIDENDS   DISTRIBUTIONS
                                                        VALUE,            NET             UNREALIZED       FROM NET       FROM NET
                                                      BEGINNING       INVESTMENT        GAIN/(LOSS) ON    INVESTMENT      REALIZED
                                                      OF PERIOD   INCOME/(LOSS)***(1)  INVESTMENTS***(2)    INCOME     CAPITAL GAINS
                                                      ---------   -------------------  -----------------  ----------   -------------
FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........    $16.75          $(0.03)               $ 2.12          --                --
  For the fiscal year ended March 31, 2001 ........     21.21           (0.09)                (4.37)         --                --
  For the fiscal year ended March 31, 2000 ........     17.32           (0.07)                 3.96          --                --
  For the fiscal year ended March 31, 1999 ........     13.40           (0.07)                 4.01          --           $ (0.02)
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00           (0.01)                 1.41          --                --
CLASS B
  For the fiscal year ended March 31, 2002 ........     16.46           (0.06)                 2.01          --                --
  For the fiscal year ended March 31, 2001 ........     20.93           (0.17)                (4.30)         --                --
  For the fiscal year ended March 31, 2000 ........     17.18           (0.16)                 3.91          --                --
  For the fiscal year ended March 31, 1999 ........     13.38           (0.13)                 3.95          --             (0.02)
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00           (0.01)                 1.39          --                --
CLASS C
  For the fiscal year ended March 31, 2002 ........     16.46           (0.06)                 2.02          --                --
  For the fiscal year ended March 31, 2001 ........     20.94           (0.17)                (4.31)         --                --
  For the fiscal year ended March 31, 2000 ........     17.19           (0.18)                 3.93          --                --
  For the fiscal year ended March 31, 1999 ........     13.38           (0.13)                 3.96          --             (0.02)
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00           (0.01)                 1.39          --                --

The accompaning notes are an integral part of the financial statements.

----------
  * Commencement of operations.
*** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

                                                       NET
                                                      ASSET                                                          RATIO OF
                                                      VALUE,     TOTAL     NET ASSETS,          RATIO OF         NET INVESTMENT
                                                      END OF  INVESTMENT  END OF PERIOD       EXPENSES TO        INCOME/(LOSS) TO
                                                      PERIOD   RETURN(3) (000'S OMITTED) AVERAGE NET ASSETS(1) AVERAGE NET ASSETS(1)
                                                      ------- ---------- --------------- --------------------- ---------------------
FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........   $ 18.84   12.48%      $ 23,176             1.40%               (0.42)%
  For the fiscal year ended March 31, 2001 ........     16.75  (21.03)        17,316             1.40                (0.46)
  For the fiscal year ended March 31, 2000 ........     21.21   22.46         22,580             1.40                (0.63)
  For the fiscal year ended March 31, 1999 ........     17.32   29.47          6,542             1.40                (0.57)
  For the period December 29, 1997* through
   March 31, 1998 .................................     13.40   11.67          3,201             1.40(5)             (0.30)(5)
CLASS B
  For the fiscal year ended March 31, 2002 ........     18.41   11.85          9,061             1.90                (0.92)
  For the fiscal year ended March 31, 2001 ........     16.46  (21.36)         7,441             1.90                (0.96)
  For the fiscal year ended March 31, 2000 ........     20.93   21.83          9,124             1.90                (1.11)
  For the fiscal year ended March 31, 1999 ........     17.18   28.61          4,460             1.90                (1.07)
  For the period December 29, 1997* through
   March 31, 1998 .................................     13.38   11.50          2,399             1.90(5)             (0.78)(5)
CLASS C
  For the fiscal year ended March 31, 2002 ........     18.42   11.91          6,546             1.90                (0.92)
  For the fiscal year ended March 31, 2001 ........     16.46  (21.40)         4,973             1.90                (0.96)
  For the fiscal year ended March 31, 2000 ........     20.94   21.81          6,398             1.90                (1.09)
  For the fiscal year ended March 31, 1999 ........     17.19   28.69          3,304             1.90                (1.07)
  For the period December 29, 1997* through
   March 31, 1998 .................................     13.38   11.50          1,687             1.90(5)             (0.62)(5)

                                                             INCREASE/(DECREASE)
                                                                REFLECTED IN
                                                                 EXPENSE AND
                                                      NET INVESTMENT INCOME/(LOSS) RATIOS     PORTFOLIO
                                                              DUE TO WAIVERS AND              TURNOVER
                                                            RELATED REIMBURSEMENTS              RATE
                                                      -----------------------------------     ---------
FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........                  1.06%                       82.40%
  For the fiscal year ended March 31, 2001 ........                  0.97                        81.37
  For the fiscal year ended March 31, 2000 ........                  1.33                        56.26
  For the fiscal year ended March 31, 1999 ........                  2.89                        84.49
  For the period December 29, 1997* through
   March 31, 1998 .................................                  5.01(5)                     28.91
CLASS B
  For the fiscal year ended March 31, 2002 ........                  1.06                        82.40
  For the fiscal year ended March 31, 2001 ........                  0.97                        81.37
  For the fiscal year ended March 31, 2000 ........                  1.33                        56.26
  For the fiscal year ended March 31, 1999 ........                  2.89                        84.49
  For the period December 29, 1997* through
   March 31, 1998 .................................                  5.27(5)                     28.91
CLASS C
  For the fiscal year ended March 31, 2002 ........                  1.06                        82.40
  For the fiscal year ended March 31, 2001 ........                  0.97                        81.37
  For the fiscal year ended March 31, 2000 ........                  1.33                        56.26
  For the fiscal year ended March 31, 1999 ........                  2.89                        84.49
  For the period December 29, 1997* through
   March 31, 1998 .................................                  5.52(5)                     28.91

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of intial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                         NET                                 NET
                                                        ASSET                            REALIZED AND      DIVIDENDS   DISTRIBUTIONS
                                                        VALUE,            NET             UNREALIZED       FROM NET       FROM NET
                                                      BEGINNING       INVESTMENT        GAIN/(LOSS)ON     INVESTMENT      REALIZED
                                                      OF PERIOD   INCOME/(LOSS)***(1)  INVESTMENTS***(2)    INCOME     CAPITAL GAINS
                                                      ---------   -------------------  -----------------  ----------   -------------
BALANCED PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........   $ 13.63          $ 0.28                $ 0.34          $ (0.28)     $ (0.26)
  For the fiscal year ended March 31, 2001 ........     12.55            0.35                  1.07            (0.34)          --
  For the fiscal year ended March 31, 2000 ........     13.11            0.39                 (0.54)           (0.41)          --
  For the fiscal year ended March 31, 1999 ........     12.93            0.34                  0.18            (0.33)       (0.01)
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00            0.06                  0.91            (0.04)          --
CLASS B
  For the fiscal year ended March 31, 2002 ........     13.49            0.26                  0.29            (0.26)       (0.26)
  For the fiscal year ended March 31, 2001 ........     12.47            0.33                  1.01            (0.32)          --
  For the fiscal year ended March 31, 2000 ........     13.07            0.37                 (0.58)           (0.39)          --
  For the fiscal year ended March 31, 1999 ........     12.92            0.29                  0.16            (0.29)       (0.01)
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00            0.05                  0.90            (0.03)          --
CLASS C
  For the fiscal year ended March 31, 2002 ........     13.48            0.26                  0.28            (0.26)       (0.26)
  For the fiscal year ended March 31, 2001 ........     12.47            0.33                  1.00            (0.32)          --
  For the fiscal year ended March 31, 2000 ........     13.07            0.37                 (0.58)           (0.39)          --
  For the fiscal year ended March 31, 1999 ........     12.92            0.29                  0.16            (0.29)       (0.01)
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00            0.05                  0.90            (0.03)          --
CLASS Y
  For the fiscal year ended March 31, 2002 ........     13.78            0.30                  0.39            (0.30)       (0.26)
  For the fiscal year ended March 31, 2001 ........     12.64            0.37                  1.13            (0.36)          --
  For the fiscal year ended March 31, 2000 ........     13.16            0.40                 (0.49)           (0.43)          --
  For the fiscal year ended March 31, 1999 ........     12.95            0.37                  0.21            (0.36)       (0.01)
  For the period January 06, 1998** through
   March 31, 1998 .................................     12.05            0.06                  0.88            (0.04)          --

The accompaning notes are an integral part of the financial statements.

----------
  * Commencement of operations.
 ** Commencement of intial public offering.
*** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

                                                       NET
                                                      ASSET                                                          RATIO OF
                                                      VALUE,     TOTAL     NET ASSETS,          RATIO OF         NET INVESTMENT
                                                      END OF  INVESTMENT  END OF PERIOD       EXPENSES TO           INCOME TO
                                                      PERIOD   RETURN(3) (000'S OMITTED) AVERAGE NET ASSETS(1) AVERAGE NET ASSETS(1)
                                                      ------- ---------- --------------- --------------------- ---------------------
BALANCED PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........   $ 13.71    4.67%      $  5,101             1.20%                2.11%
  For the fiscal year ended March 31, 2001 ........     13.63   11.36          4,413             1.20                 2.62
  For the fiscal year ended March 31, 2000 ........     12.55   (1.21)         3,789             1.20                 2.77
  For the fiscal year ended March 31, 1999 ........     13.11    4.07          4,495             1.20                 2.65
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.93    8.04          3,852             1.20(5)              2.47(5)
CLASS B
  For the fiscal year ended March 31, 2002 ........     13.52    4.19          4,518             1.70                 1.61
  For the fiscal year ended March 31, 2001 ........     13.49   10.78          2,895             1.70                 2.12
  For the fiscal year ended March 31, 2000 ........     12.47   (1.68)         1,873             1.70                 2.27
  For the fiscal year ended March 31, 1999 ........     13.07    3.56          1,811             1.70                 2.15
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.92    7.92          1,044             1.70(5)              1.96(5)
CLASS C
  For the fiscal year ended March 31, 2002 ........     13.50    4.12          1,831             1.70                 1.61
  For the fiscal year ended March 31, 2001 ........     13.48   10.70          1,684             1.70                 2.12
  For the fiscal year ended March 31, 2000 ........     12.47   (1.68)         1,583             1.70                 2.27
  For the fiscal year ended March 31, 1999 ........     13.07    3.56          1,089             1.70                 2.15
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.92    7.92            858             1.70(5)              1.95(5)
CLASS Y
  For the fiscal year ended March 31, 2002 ........     13.91    5.15         21,509             0.70                 2.61
  For the fiscal year ended March 31, 2001 ........     13.78   11.92          7,297             0.70                 3.12
  For the fiscal year ended March 31, 2000 ........     12.64   (0.75)         6,801             0.70                 3.27
  For the fiscal year ended March 31, 1999 ........     13.16    4.59         10,403             0.70                 3.15
  For the period January 06, 1998** through
   March 31, 1998 .................................     12.95    7.80(4)       5,685             0.70(5)              2.98(4)(5)

                                                            INCREASE/(DECREASE)
                                                               REFLECTED IN
                                                                EXPENSE AND
                                                            NET INVESTMENT INCOME            PORTFOLIO
                                                          RATIOS DUE TO WAIVERS AND           TURNOVER
                                                            RELATED REIMBURSEMENTS              RATE
                                                        ----------------------------         ----------
BALANCED PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........                  1.56%                      135.24%
  For the fiscal year ended March 31, 2001 ........                  2.42                       106.69
  For the fiscal year ended March 31, 2000 ........                  2.21                        86.27
  For the fiscal year ended March 31, 1999 ........                  2.08                        45.98
  For the period December 29, 1997* through
   March 31, 1998 .................................                  3.25(5)                     12.72
CLASS B
  For the fiscal year ended March 31, 2002 ........                  1.56                       135.24
  For the fiscal year ended March 31, 2001 ........                  2.42                       106.69
  For the fiscal year ended March 31, 2000 ........                  2.21                        86.27
  For the fiscal year ended March 31, 1999 ........                  2.08                        45.98
  For the period December 29, 1997* through
   March 31, 1998 .................................                  3.30(5)                     12.72
CLASS C
  For the fiscal year ended March 31, 2002 ........                  1.56                       135.24
  For the fiscal year ended March 31, 2001 ........                  2.42                       106.69
  For the fiscal year ended March 31, 2000 ........                  2.21                        86.27
  For the fiscal year ended March 31, 1999 ........                  2.08                        45.98
  For the period December 29, 1997* through
   March 31, 1998 .................................                  3.33(5)                     12.72
CLASS Y
  For the fiscal year ended March 31, 2002 ........                  1.56                       135.24
  For the fiscal year ended March 31, 2001 ........                  2.42                       106.69
  For the fiscal year ended March 31, 2000 ........                  2.21                        86.27
  For the fiscal year ended March 31, 1999 ........                  2.08                        45.98
  For the period January 06, 1998** through
   March 31, 1998 .................................                  3.12(4)(5)                  12.72

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of intial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                         NET                                 NET
                                                        ASSET                            REALIZED AND      DIVIDENDS   DISTRIBUTIONS
                                                        VALUE,            NET             UNREALIZED       FROM NET       FROM NET
                                                      BEGINNING       INVESTMENT        GAIN/(LOSS) ON    INVESTMENT      REALIZED
                                                      OF PERIOD   INCOME/(LOSS)***(1)  INVESTMENTS***(2)    INCOME     CAPITAL GAINS
                                                      ---------   -------------------  -----------------  ----------   -------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........   $ 17.55        $  (0.04)             $  (2.87)         --                --
  For the fiscal year ended March 31, 2001 ........     27.84           (0.06)                (9.92)         --           $ (0.31)
  For the fiscal year ended March 31, 2000 ........     15.14           (0.05)                12.98          --             (0.23)
  For the fiscal year ended March 31, 1999 ........     13.77           (0.03)                 1.40          --+               --
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00            0.01                  1.76          --                --
CLASS B
  For the fiscal year ended March 31, 2002 ........     17.26           (0.12)                (2.82)         --                --
  For the fiscal year ended March 31, 2001 ........     27.52           (0.18)                (9.77)         --             (0.31)
  For the fiscal year ended March 31, 2000 ........     15.05           (0.10)                12.80          --             (0.23)
  For the fiscal year ended March 31, 1999 ........     13.75           (0.02)                 1.32          --+               --
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00              --                  1.75          --                --
CLASS C
  For the fiscal year ended March 31, 2002 ........     17.25           (0.10)                (2.83)         --                --
  For the fiscal year ended March 31, 2001 ........     27.52           (0.15)                (9.81)         --             (0.31)
  For the fiscal year ended March 31, 2000 ........     15.05           (0.09)                12.79          --             (0.23)
  For the fiscal year ended March 31, 1999 ........     13.75           (0.02)                 1.32          --+               --
  For the period December 29, 1997* through
   March 31, 1998 .................................     12.00              --                  1.75          --                --
CLASS Y
  For the period July 5, 2001** through
   March 31, 2002 .................................     16.75            0.06                 (2.12)         --                --

The accompaning notes are an integral part of the financial statements.

----------
  * Commencement of operations.
 ** Commencement of intial public offering.
*** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
  + Amount is less than $0.01 per share.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

                                                       NET
                                                      ASSET                                                          RATIO OF
                                                      VALUE,     TOTAL     NET ASSETS,          RATIO OF         NET INVESTMENT
                                                      END OF  INVESTMENT  END OF PERIOD       EXPENSES TO        INCOME/(LOSS) TO
                                                      PERIOD   RETURN(3) (000's omitted) AVERAGE NET ASSETS(1) AVERAGE NET ASSETS(1)
                                                      ------- ---------- --------------- --------------------- ---------------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........   $ 14.64  (16.58)%     $ 31,455             1.75%               (0.09)%
  For the fiscal year ended March 31, 2001 ........     17.55  (35.99)        54,096             1.75                (0.31)
  For the fiscal year ended March 31, 2000 ........     27.84   85.67         61,508             1.75                (0.77)
  For the fiscal year ended March 31, 1999 ........     15.14    9.97          8,299             1.75                 0.05
  For the period December 29, 1997* through
   March 31, 1998 .................................     13.77   14.75          3,765             1.75(5)              0.53(5)
CLASS B
  For the fiscal year ended March 31, 2002 ........     14.32  (17.03)         7,751             2.25                (0.59)
  For the fiscal year ended March 31, 2001 ........     17.26  (36.30)        11,754             2.25                (0.81)
  For the fiscal year ended March 31, 2000 ........     27.52   84.66         15,656             2.25                (1.27)
  For the fiscal year ended March 31, 1999 ........     15.05    9.48          3,156             2.25                (0.45)
  For the period December 29, 1997* through
   March 31, 1998 .................................     13.75   14.58          2,137             2.25(5)             (0.06)(5)
CLASS C
  For the fiscal year ended March 31, 2002 ........     14.32  (16.99)        21,025             2.25                (0.59)
  For the fiscal year ended March 31, 2001 ........     17.25  (36.34)        25,833             2.25                (0.81)
  For the fiscal year ended March 31, 2000 ........     27.52   84.65         18,238             2.25                (1.27)
  For the fiscal year ended March 31, 1999 ........     15.05    9.48          2,926             2.25                (0.45)
  For the period December 29, 1997* through
   March 31, 1998 .................................     13.75   14.58          2,173             2.25(5)             (0.06)(5)
CLASS Y
  For the period July 5, 2001** through
   March 31, 2002 .................................     14.69  (12.30)(4)     21,614             1.25                 0.55

                                                            INCREASE/(DECREASE)
                                                               REFLECTED IN
                                                                EXPENSE AND
                                                      NET INVESTMENT INCOME/(LOSS) RATIOS     PORTFOLIO
                                                              DUE TO WAIVERS AND              TURNOVER
                                                            RELATED REIMBURSEMENTS              RATE
                                                      -----------------------------------     ---------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2002 ........                  0.57%                      168.32%
  For the fiscal year ended March 31, 2001 ........                  0.53                       168.04
  For the fiscal year ended March 31, 2000 ........                  1.12                        96.36
  For the fiscal year ended March 31, 1999 ........                  2.38                       114.68
  For the period December 29, 1997* through
   March 31, 1998 .................................                  4.06(5)                      3.26
CLASS B
  For the fiscal year ended March 31, 2002 ........                  0.57                       168.32
  For the fiscal year ended March 31, 2001 ........                  0.53                       168.04
  For the fiscal year ended March 31, 2000 ........                  1.12                        96.36
  For the fiscal year ended March 31, 1999 ........                  2.38                       114.68
  For the period December 29, 1997* through
   March 31, 1998 .................................                  4.04(5)                      3.26
CLASS C
  For the fiscal year ended March 31, 2002 ........                  0.57                       168.32
  For the fiscal year ended March 31, 2001 ........                  0.53                       168.04
  For the fiscal year ended March 31, 2000 ........                  1.12                        96.36
  For the fiscal year ended March 31, 1999 ........                  2.38                       114.68
  For the period December 29, 1997* through
   March 31, 1998 .................................                  4.04(5)                      3.26
CLASS Y
  For the period July 5, 2001** through
   March 31, 2002 .................................                  0.51                       168.32

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of intial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Large Cap Value Portfolio
                            Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of twelve separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio and five non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Focus List Portfolio ("Focus List"), Emerging Markets Debt Portfolio and S&P STARS Opportunities Portfolio ("S&P STARS Opportunities"), (each a "Portfolio" and collectively, the "Portfolios"). As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of Focus List and Emerging Markets Debt Portfolio have not commenced their initial public offerings. On October 1, 2001, S&P STARS Opportunities Portfolio commenced operations. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more independent pricing services ("Pricing Services") approved by the Fund's Board of Trustees. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more Pricing Services approved by the Fund's Board of Trustees. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believes those prices to reflect the fair market value of the securities. Other investments valued by Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board of Trustees, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board of Trustees. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Each Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

SHORT SELLING--When the Portfolio makes a short sale, an amount equal to the proceeds received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Until the Portfolio replaces the borrowed security, the Portfolio will maintain a segregated account with cash, U.S. government securities or other liquid securities sufficient to cover its short position on a daily basis. Short sales represent obligations of the Portfolio to make future delivery of specific securities and correspondingly create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Portfolio). Upon the termination of a short sale, the Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements.

S&P STARS and S&P STARS Opportunities are the only Portfolios that have engaged in short sales for the fiscal year ended March 31, 2002. S&P STARS had no open short positions at March 31, 2002. S&P STARS Opportunities has segregated $1,531,500 in a separate account as collateral for open short sales. Securities sold short at March 31, 2002 for S&P STARS Opportunities was as follows:

                                                                                         MARKET           UNREALIZED
SECURITY                                                               PROCEEDS           VALUE              LOSS
--------                                                               --------         --------          ----------
Krispy Kreme Doughnuts, Inc........................................    $335,083         $345,183            $10,100

SECURITIES LENDING--Loans of securities are required to be initially secured by collateral at least equal to 102% of the market value of the securities on loan and maintained at a level at least equal to the value of loaned securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers and the related value of cash collateral received at March 31, 2002, were as follows:

                                                                               MARKET VALUE OF         MARKET VALUE
PORTFOLIO                                                                    SECURITIES ON LOAN       OF COLLATERAL+
---------                                                                    ------------------       --------------
S&P STARS..................................................................     $121,239,964           $128,977,400
Small Cap..................................................................        1,435,725              1,488,900

----------
+ Cash collateral invested in various money market funds.

Such income is included in the Statement of Operations. No other Portfolios had security lending transactions during the fiscal year ended March 31, 2002. Custodial Trust Company, an affiliate of BSAM, is the lending agent and receives compensation from the Portfolios in this capacity.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolios may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Portfolios had no open forward currency contracts at March 31, 2002.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax. At March 31, 2002, the Portfolios had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2010. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolios had the following capital loss carryforwards at March 31, 2002:

                                                 GROSS CAPITAL LOSS  AMOUNT EXPIRING  AMOUNT EXPIRING  AMOUNT EXPIRING
PORTFOLIO                                           CARRYFORWARD         IN 2007          IN 2009          IN 2010
---------                                        ------------------  ---------------  ---------------  ---------------
S&P STARS......................................     $299,778,313              --        $74,889,510     $224,888,803
Focus List.....................................        3,405,189        $393,572          1,828,927        1,182,690
International Equity...........................       33,435,556              --         10,929,861       22,505,695

For U.S. federal income tax purposes, net realized capital losses or foreign exchange losses incurred after October 31, 2001 within the current fiscal year are deemed to arise on the first day of the following fiscal year. S&P STARS, Large Cap, Focus List and International Equity incurred and elected to defer such losses of $164,381,531, $206,072, $82,951, and $11,072,943, respectively.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio, except Balanced, intends to distribute at least annually to shareholders substantially all of its net investment income. Balanced declares and pays quarterly, as dividends to shareholders, substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification.

At March 31, 2002, Small Cap and S&P STARS Opportunities reclassified within the composition of net assets, net investment losses of $111,729 and $239,257, respectively, to accumulated realized gain on investments. In addition, Small Cap reclassified within the composition of net assets, $1,526 of ordinary income from Real Estate Investment Distributions to accumulated gain on investments. In addition S&P STARS Opportunities reclassified within the composition of net assets, net investment losses of $490 to paid-in capital. At March 31, 2002, S&P STARS, Insiders Select, Focus List and International Equity reclassified within the composition of net assets, net investment losses of $35,959,530, $90,796, $192,256 and $198,779, respectively, to paid-in capital. At March 31, 2002, Focus List and International Equity reclassified within the composition of net assets, foreign currency losses of $5,859 and $1,180,948, respectively, to paid-in capital. In addition, Insiders Select reclassified $69 from accumulated net realized gain on investments relating to prior years' adjustments to paid-in capital.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2002, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, S&P STARS Opportunities, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insiders Select's average daily net assets. The performance adjustment fee increased the total advisory fee by $15,867 or 0.04% of the value of Insider's average daily net assets due to overperformance of such Portfolio on a trailing 12-month basis in comparison to the performance of the S&P MidCap 400 Index, the Portfolio's benchmark index, for the fiscal year ended March 31, 2002.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as the International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM (and not the Portfolio) calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the International Equity's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the International Equity's total average daily net assets to the extent the International Equity's net assets in excess of $65 million at the relevant month end. During the fiscal year ended March 31, 2002, Marvin & Palmer earned a fee of $224,343.

For the fiscal year ended March 31, 2002, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of the average daily net assets above $5 billion.

For the fiscal year ended March 31, 2002, BSAM has continued its undertaking to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                                   CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS Y SHARES
---------                                                   --------------  --------------  --------------  --------------
S&P STARS ..............................................         1.50%           2.00%           2.00%           1.00%
S&P STARS Opportunities ................................         1.50            2.00            2.00            1.00
Insiders Select ........................................         1.65            2.15            2.15            1.15
Large Cap...............................................         1.50            2.00            2.00            1.00
Small Cap ..............................................         1.50            2.00            2.00            1.00
Focus List .............................................         1.40            1.90            1.90              --
Balanced................................................         1.20            1.70            1.70            0.70
International Equity....................................         1.75            2.25            2.25            1.25

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2002, unless otherwise indicated, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                                                                 ADVISORY FEE WAIVERS   EXPENSE REIMBURSEMENTS
---------                                                                 --------------------   ----------------------
S&P STARS .............................................................        $2,186,175                    --
S&P STARS Opportunities*...............................................           154,730              $ 19,592
Insiders Select........................................................           401,010                33,197
Large Cap..............................................................           371,549                    --
Small Cap..............................................................           371,006                    --
Focus List.............................................................           203,504               128,938
Balanced ..............................................................           178,881               248,094
International Equity...................................................           467,388                    --

----------
* Commenced operations on October 1, 2001.

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the fiscal year ended March 31, 2002, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $2,054,831, $44,874, $25,681, $18,619, $199,927, $32,355, and $14,850 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, S&P STARS Opportunities, Insiders Select, Large Cap, Small Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, Bear, Stearns & Co. Inc. and the Administrator, serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                                  CLASS A                      CLASS B                      CLASS C
                                        --------------------------   --------------------------   --------------------------
                                        DISTRIBUTION   SHAREHOLDER   DISTRIBUTION   SHAREHOLDER   DISTRIBUTION   SHAREHOLDER
PORTFOLIO                                   PLAN        SERVICING        PLAN        SERVICING        PLAN        SERVICING
---------                               -----------    -----------   ------------   -----------   ------------   -----------
S&P STARS............................       0.25%(a)     0.25%(a)        0.75%         0.25%         0.75%(a)      0.25%(a)
S&P STARS Opportunities..............       0.25         0.25            0.75          0.25          0.75          0.25
Insiders Select .....................       0.25 (a)     0.25 (a)        0.75          0.25          0.75 (a)      0.25 (a)
Large Cap............................       0.25 (a)     0.25 (a)        0.75          0.25          0.75 (a)      0.25 (a)
Small Cap ...........................       0.25 (a)     0.25 (a)        0.75          0.25          0.75 (a)      0.25 (a)
Focus List ..........................       0.25         0.25            0.75          0.25          0.75          0.25
Balanced ............................       0.25         0.25            0.75          0.25          0.75          0.25
International Equity.................       0.25         0.25            0.75          0.25          0.75          0.25

----------
(a) Prior to February 10, 1999, fees for shareholder servicing were paid through the Distribution Plan.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker-dealers or other financial institutions whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers or other financial institutions that provide personal service in connection with the maintenance of shareholder accounts.

For the fiscal year ended March 31, 2002, unless otherwise indicated, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                                                                  DISTRIBUTION FEES    SHAREHOLDER SERVICING FEES
---------                                                                  -----------------    --------------------------
S&P STARS................................................................     $12,579,645             $6,226,924
S&P STARS Opportunities*.................................................         101,835                 49,580
Insiders Select..........................................................         171,494                 86,799
Large Cap................................................................         165,908                 82,795
Small Cap................................................................         194,485                 98,571
Focus List...............................................................         138,842                 78,270
Balanced ................................................................          47,869                 23,481
International Equity.....................................................         348,024                186,400

----------
* Commenced operations on October 1, 2001.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2002, unless otherwise indicated, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:

                                               FRONT-END SALES CHARGES        CDSC             CDSC             CDSC
PORTFOLIO                                          CLASS A SHARES        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
---------                                      -----------------------   --------------   --------------   --------------
S&P STARS.....................................        $7,546,043             $3,059        $2,384,686       $187,574
S&P STARS Opportunities*......................           739,301              1,694             8,730          2,497
Insiders Select...............................           108,681                601            21,496          1,924
Large Cap.....................................           257,864              1,975            19,674          2,213
Small Cap.....................................            89,402                 --            15,295          3,592
Focus List....................................            42,310              5,806            42,827            684
Balanced .....................................            43,760                 --            12,690             73
International Equity..........................            48,173              4,068            75,439         22,344

----------
* Commenced operations on October 1, 2001.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at March 31, 2002 for each Portfolio were as follows:

                                                                                                             NET APPRECIATION
PORTFOLIO                                             COST         GROSS APPRECIATION   GROSS DEPRECIATION    /(DEPRECIATION)
---------                                        --------------    ------------------   ------------------   ----------------
S&P STARS......................................  $2,638,085,967       $281,561,004        $(314,268,598)       $(32,707,594)
S&P STARS Opportunities........................      68,149,429          5,867,316           (2,315,703)          3,551,613
Insiders Select................................      32,667,818          6,834,780             (657,410)          6,177,370
Large Cap......................................      60,098,933          8,435,503           (1,863,183)          6,572,320
Small Cap......................................      72,048,342         12,282,235           (2,001,916)         10,280,319
Focus List.....................................      30,032,698          8,827,666              (17,075)          8,810,591
Balanced.......................................      34,045,734          1,756,476           (1,193,256)            563,220
International Equity...........................      78,014,518          5,367,534           (1,755,994)          3,611,540

For the fiscal year ended March 31, 2002, unless otherwise indicated, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                                                                               PURCHASES           SALES
---------                                                                            --------------   ---------------
S&P STARS ......................................................................     $3,317,986,744   $ 2,954,576,714
S&P STARS Opportunities*........................................................         92,589,430        28,722,683
Insiders Select.................................................................         21,498,223        19,019,002
Large Cap.......................................................................         43,938,588         9,517,936
Small Cap.......................................................................         54,183,842        52,209,652
Focus List......................................................................         25,164,076        21,898,760
Balanced........................................................................         53,242,527        35,160,638
International Equity............................................................        135,016,120       132,609,071

----------
* Commenced operations on October 1, 2001.

INVESTMENTS IN AFFILIATES

A summary of transactions for each issuer, which is or was an affiliate at or during the fiscal year ended March 31, 2002, were as follows:

                                                      NUMBER OF         CAPITAL         UNREALIZED
PORTFOLIO                       AFFILIATE              SHARES         GAIN/(LOSS)       GAIN/(LOSS)           VALUE
---------                       ---------             ---------      ------------      ------------       ------------
S&P STARS................  DoubleClick Inc.           8,600,000                --      $  9,034,663       $103,114,000
                           IMPATH, Inc.               1,005,000      $ (1,796,144)        3,432,606         41,245,200
                           Intuitive Surgical, Inc.   3,500,000                --        (6,449,554)        32,900,000
                           Overture Services, Inc.    1,730,000        17,508,213        31,393,461         48,301,600
                           RehabCare Group, Inc.      1,610,000        24,276,938                --                 --
                           SportsLine.com, Inc.       3,817,500                --       (24,937,746)        12,368,700
S&P STARS Opportunities    DoubleClick Inc.             136,400            49,086           253,323          1,635,436
                           Intuitive Surgical, Inc.      44,500                --            13,551            418,300
                           Overture Services, Inc.       48,300                --           (22,016)         1,348,536
                           RehabCare Group, Inc.             --*         (282,638)               --                 --
                           SportsLine.com, Inc.          37,700                --            14,418            122,148
Small Cap................  Universal Stainless &
                           Alloy Products, Inc.              --*          163,962                --                 --

----------
* Shares not held as of March 31, 2002.

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                                                               S&P STARS
                                                                            -----------------------------------------------
                                                                                 SALES         REPURCHASES    REINVESTMENTS
                                                                            ---------------   --------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................           14,368,636       10,651,161             --
Value.................................................................      $   395,690,142   $  281,440,211             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................           29,368,129        6,285,399        557,564
Value.................................................................      $ 1,042,093,197   $  210,084,075  $  17,529,808
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................            8,494,754        3,756,954             --
Value.................................................................      $   229,724,959   $   96,832,796             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................           15,566,183        1,468,012        283,999
Value.................................................................      $   531,609,099   $   46,664,199  $   8,752,974
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................            7,209,028        3,770,094             --
Value.................................................................      $   194,284,555   $   96,254,761             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................           12,356,653        1,579,403        255,092
Value.................................................................      $   421,419,366   $   50,313,084  $   7,859,372
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................            2,961,302        1,260,352             --
Value.................................................................      $    82,504,756   $   34,063,065             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................            2,496,106          546,911         79,500
Value.................................................................      $    87,302,032   $   18,777,991  $   2,552,737

                                                                                       S&P STARS OPPORTUNITIES
                                                                            -----------------------------------------------
                                                                                 SALES         REPURCHASES    REINVESTMENTS
                                                                            ---------------   --------------  -------------
CLASS A
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares................................................................            2,325,455          222,405             --
Value.................................................................      $    31,028,865   $    3,017,221             --
CLASS B
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares................................................................            1,578,013           95,756             --
Value.................................................................      $    21,236,871   $    1,286,791             --
CLASS C
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares................................................................            1,288,530          135,021             --
Value.................................................................      $    17,195,434   $    1,810,728             --
CLASS Y
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares................................................................              228,429           52,083             --
Value.................................................................      $     3,019,679   $      711,350             --

----------
*  Commencement of operations.

                                                                                              INSIDERS
                                                                            -----------------------------------------------
                                                                                 SALES         REPURCHASES    REINVESTMENTS
                                                                            ---------------   --------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              384,291          323,743         95,352
Value.................................................................      $     6,621,242   $    5,591,340  $   1,514,178
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              305,830          323,727         93,155
Value.................................................................      $     5,548,664   $    5,777,535  $   1,683,321
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              270,831          119,236         60,118
Value.................................................................      $     4,571,486   $    1,900,056  $     920,405
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              159,514           98,237         34,069
Value.................................................................      $     2,833,409   $    1,716,841  $     598,938
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              164,299          105,639         45,664
Value.................................................................      $     2,778,796   $    1,705,742  $     699,111
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              127,615          159,297         37,151
Value.................................................................      $     2,290,713   $    2,771,156  $     653,104
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................                  311            8,310          4,151
Value.................................................................      $         4,950   $      142,429  $      67,376
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................                2,692            9,351          4,510
Value.................................................................      $        50,017   $      172,318  $      82,849

                                                                                                LARGE CAP
                                                                            -----------------------------------------------
                                                                                 SALES         REPURCHASES    REINVESTMENTS
                                                                            ---------------   --------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              669,302          256,724         22,742
Value.................................................................      $    13,051,249   $    4,904,724  $     436,638
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              494,138          387,932         28,396
Value.................................................................      $     9,400,986   $    7,437,810  $     550,885
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              566,093          271,529         10,167
Value.................................................................      $    10,849,923   $    5,133,383  $     191,757
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              132,093           29,150          4,038
Value.................................................................      $     2,558,250   $      548,315  $      77,332
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              470,809           90,971         13,470
Value.................................................................      $     8,981,522   $    1,715,561  $     255,120
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              162,445           82,397          9,103
Value.................................................................      $     3,148,918   $    1,560,391  $     175,068
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              808,588           84,184         25,556
Value.................................................................      $    16,504,557   $    1,601,095  $     493,231
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              199,556           61,128         13,883
Value.................................................................      $     3,757,375   $    1,155,811  $     269,600

                                       76

                                                                                               SMALL CAP
                                                                            -----------------------------------------------
                                                                                 SALES         REPURCHASES    REINVESTMENTS
                                                                            ---------------   --------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              586,779          412,601         49,702
Value.................................................................      $    11,408,425   $    7,900,324  $     925,947
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              301,070          502,320        107,080
Value.................................................................      $     6,008,215   $   10,263,997  $   1,887,825
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              164,001           70,927         15,031
Value.................................................................      $     3,253,319   $    1,283,967  $     272,654
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................               68,867           26,702         23,269
Value.................................................................      $     1,389,211   $      527,903  $     402,316
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              222,060           87,502         32,859
Value.................................................................      $     4,265,305   $    1,626,664  $     506,392
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................               56,079           62,157         63,342
Value.................................................................      $     1,137,231   $    1,251,946  $   1,095,186
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              535,829          747,698         69,176
Value.................................................................      $    10,277,564   $   15,087,517  $   1,308,129
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              592,384          279,150        171,661
Value.................................................................      $    12,399,546   $    5,708,714  $   3,055,570

                                                                                              FOCUS LIST
                                                                            -----------------------------------------------
                                                                                 SALES         REPURCHASES    REINVESTMENTS
                                                                            ---------------   --------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              627,708          430,929             --
Value.................................................................      $    11,013,070   $    7,410,507             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              415,492          446,546             --
Value.................................................................      $     7,676,059   $    8,158,294             --
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              193,946          153,981             --
Value.................................................................      $     3,401,228   $    2,575,446             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              104,088           87,734             --
Value.................................................................      $     1,818,926   $    1,546,278             --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              185,401          132,091             --
Value.................................................................      $     3,200,664   $    2,225,185             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................               97,473          100,880             --
Value.................................................................      $     1,723,666   $    1,816,113             --

                                       77

                                                                                                BALANCED
                                                                            -----------------------------------------------
                                                                                 SALES         REPURCHASES    REINVESTMENTS
                                                                            ---------------   --------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              175,253          138,276         11,253
Value.................................................................      $     2,377,619   $    1,903,781  $     152,604
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              131,554          114,981          5,408
Value.................................................................      $     1,755,646   $    1,536,079  $      72,012
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              203,738           92,717          8,569
Value.................................................................      $     2,737,743   $    1,275,907  $     114,659
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................               90,912           29,372          2,873
Value.................................................................      $     1,199,431   $      386,922  $      37,923
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              115,653          109,109          4,190
Value.................................................................      $     1,542,670   $    1,498,736  $      55,929
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................               29,068           33,951          2,775
Value.................................................................      $       383,754   $      445,372  $      36,529
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................            1,126,189          167,107         57,152
Value.................................................................      $    16,081,797   $    2,280,385  $     785,326
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................               76,870           96,859         11,679
Value.................................................................      $     1,014,692   $    1,271,910  $     156,644

                                                                                         INTERNATIONAL EQUITY
                                                                            -----------------------------------------------
                                                                                 SALES         REPURCHASES    REINVESTMENTS
                                                                            ---------------   --------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................            1,978,777        2,912,106             --
Value.................................................................      $    33,391,989   $   47,655,604             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................            4,983,886        4,156,548         45,177
Value.................................................................      $   106,043,134   $   86,535,708  $     904,435
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................               84,838          224,692             --
Value.................................................................      $     1,318,717   $    3,399,318             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................              295,243          193,475         10,347
Value.................................................................      $     6,720,461   $    3,870,501  $     204,031
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................              744,550          773,372             --
Value.................................................................      $    12,251,095   $   12,713,567             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................            1,833,635        1,017,731         18,550
Value.................................................................      $    40,097,368   $   21,397,621  $     365,630
CLASS Y
FOR THE PERIOD JULY 5, 2001* THROUGH MARCH 31, 2002
Shares................................................................            1,490,131           18,991             --
Value.................................................................      $    22,192,775   $      275,890             --

----------
* Commencement of its initial public offering.

CREDIT FACILITY

The Fund entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of:
(i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from the time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of each Portfolio's assets. However, each Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit facility during the fiscal year ended March 31, 2002, unless otherwise indicated, were as follows:

                                                                          MAXIMUM LOAN AMOUNT
PORTFOLIO                                      AVERAGE LOAN BALANCE           OUTSTANDING        AVERAGE INTEREST RATE
---------                                      --------------------       -------------------    ---------------------
S&P STARS....................................      $ 5,394,789               $ 32,775,900                 3.50%
S&P STARS Opportunities*.....................              967                    252,800                 2.79
Small Cap....................................            5,771                    490,500                 3.53
Balanced ....................................            3,039                    432,200                 2.40

----------
*  Commenced operations on October 1, 2001.

S&P STARS Portfolio had $11,562,100 outstanding under the line of credit facility at March 31, 2002. All other Portfolios had no amounts outstanding under the line of credit facility at March 31, 2002.

SUBSEQUENT EVENT

On May 6, 2002, the Board of Trustees ("the Board") of the Funds approved a plan to terminate and liquidate the Balanced Portfolio. At such meeting the Board determined that based on the diminished net asset levels and economics in supporting and operating the Balanced Portfolio, it is in the best interest of shareholders to adopt such plan of liquidation. On or about June 30, 2002 (the "Liquidation Date") the Balanced Portfolio will liquidate its assets and distribute cash PRO RATA to all remaining shareholders who have not previously redeemed or exchanged all their shares. Sales of shares of the Balanced Portfolio have been suspended. As an accommodation to shareholders, the Balanced Portfolio will automatically exchange shareholders' shares on the Liquidation Date into the Bear Stearns Money Market Fund.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Large Cap Value Portfolio
                            Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
S&P STARS Portfolio
S&P STARS Opportunities Portfolio
The Insiders Select Fund
Large Cap Value Portfolio
Small Cap Value Portfolio
Focus List Portfolio
Balanced Portfolio
International Equity Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of S&P STARS Portfolio, S&P STARS Opportunities Portfolio. The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio, and International Equity Portfolio (collectively, the "Portfolios") as of March 31, 2002, and the related statements of operations for the year, and changes in net assets for each of the years for the two year period then ended, except for the S&P STARS Opportunities Portfolio which for these two statements were for the period of October 1, 2001 (commencement of operations) through March 31, 2002, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of S&P STARS Portfolio, S&P STARS Opportunities Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio as of March 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 10, 2002

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                            The Insiders Select Fund
                            Large Cap Value Portfolio
                            Small Cap Value Portfolio
                               Balanced Portfolio

                           SHAREHOLDER TAX INFORMATION

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2002) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2002, the following dividends and distributions per share were paid by each of the Portfolios:

                                                    S&P STARS   THE INSIDERS      LARGE CAP        SMALL CAP
                                                    PORTFOLIO    SELECT FUND   VALUE PORTFOLIO  VALUE PORTFOLIO
                                                    ---------   ------------   ---------------  ---------------
          Payment Date:                              12/20/01      12/20/01       12/20/01         12/20/01
          Net Investment Income:
          Class A                                          --            --        $0.0100               --
          Class B                                          --            --             --               --
          Class C                                          --            --             --               --
          Class Y                                          --            --         0.0300               --

          Short-Term Capital Gains:
          Class A                                          --       $0.9262             --               --
          Class B                                          --        0.9262             --               --
          Class C                                          --        0.9262             --               --
          Class Y                                          --        0.9262             --               --

          Long-Term Capital Gains:
          Class A                                          --        0.7630         0.4854          $1.0017
          Class B                                          --        0.7630         0.4854           1.0017
          Class C                                          --        0.7630         0.4854           1.0017
          Class Y                                          --        0.7630         0.4854           1.0017

                                                                     BALANCED PORTFOLIO
                                                   --------------------------------------------------------
          Payment Date:                              06/20/01      09/20/01       12/20/01         03/20/02
          Net Investment Income:
          Class A                                     $0.0550       $0.0650        $0.1125          $0.0500
          Class B                                      0.0500        0.0600         0.1075           0.0450
          Class C                                      0.0500        0.0600         0.1075           0.0450
          Class Y                                      0.0600        0.0700         0.1175           0.0550

          Short-Term Capital Gains:
          Class A                                      0.0327            --             --               --
          Class B                                      0.0327            --             --               --
          Class C                                      0.0327            --             --               --
          Class Y                                      0.0327            --             --               --

          Long-Term Capital Gains:
          Class A                                      0.2301            --             --               --
          Class B                                      0.2301            --             --               --
          Class C                                      0.2301            --             --               --
          Class Y                                      0.2301            --             --               --

Ordinary income dividends, which include short-term capital gain distributions, should be reported as dividend income on Form 1040. Income dividends are taxable as ordinary income, as are short-term capital gain distributions.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2002. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2003.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their actual ordinary dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

                             THE BEAR STEARNS FUNDS

                              Trustees and Officers

The following information is provided for each Trustee and Officer of The Bear Stearns Funds (the "Trust") as of December 31, 2001. Each Trustee oversees all 12 portfolios of The Bear Stearns Funds. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling PFPC Inc. at 1-800-447-1139 or 1-800-766-4111. The mailing address of the Trustees and Officers is 383 Madison Avenue, New York, New York 10179.

-----------------------------------------------------------------------------------------------------------------------------------
                            POSITION WITH
                            THE TRUST AND
   NAME AND AGE OF         LENGTH OF TIME                                                                 OTHER DIRECTORSHIPS
      TRUSTEE                 SERVED(1)             PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS             HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Peter M. Bren - 69     Trustee, since 1995     Chairman and President, Koll Bren Schreiber        None
                                                Realty Advisers (realty)
-----------------------------------------------------------------------------------------------------------------------------------
 John S. Levy - 67      Trustee, since 2000     Managing Partner, Fayerwearther Capital            Director, SL Green
                                                Partners (private investment partnership)
-----------------------------------------------------------------------------------------------------------------------------------
 M.B. Oglesby, Jr. - 59 Trustee, since 1995     Consultant; Formerly, Chief of Staff to United     None
                                                States Trade Representative, Executive Office of
                                                the President (2001-2002); Consultant,
                                                Chairman, Oglesby Properties, Inc.; President
                                                and Chief Executive Officer, Association of
                                                American Railroads; Vice Chairman, Cassidy &
                                                Associates; Senior Vice President,
                                                RJR Nabisco (1989-1996)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert E.              Trustee, since 2000     Retired; Formerly, Vice President, Broker/Dealer   None
 Richardson - 61                                Department, Mellon Bank (financial services)
                                                (1990-1999)
-----------------------------------------------------------------------------------------------------------------------------------
                                                "INTERESTED" TRUSTEES(2)
-----------------------------------------------------------------------------------------------------------------------------------
 Michael Minikes - 59   Chairman of the         Treasurer, The Bear Stearns Companies Inc. and     Director, Custodial Trust
                        Board, and Trustee      Bear, Stearns & Co. Inc.; Senior Managing          Company; Director, Bear
                        since 1999              Director, Bear, Stearns & Co. Inc.; Co-President,  Stearns Bank plc
                                                Bear, Stearns Securities Corporation
                                                (1999-present)
-----------------------------------------------------------------------------------------------------------------------------------
 Doni L. Fordyce - 43   President and Trustee,  Chief Executive Officer, Chief Operating Officer,  Director and President,
                        since 2000              Bear Stearns Asset Management Inc.                 BSAM Capital Corp.;
                                                (2000-present); Senior Managing Director,          Director and Chairman of
                                                Bear Stearns FOF Asset Management LLC              the Board, Bear Stearns
                                                (1998-present), Bear Stearns Private               Realty Partners Corporation;
                                                Opportunity Ventures Management LLC                Director, Bear Stearns Asset
                                                (2000-present); Senior Managing Director and       Management (Ireland)
                                                Investment Committee Member, Bear Stearns          Limited, Bear Stearns Asset
                                                FOF II Asset Management LLC (1998-present),        Management (Luxembourg)
                                                Bear Stearns Ventures Management LLC               S.A., Bear Stearns Funds plc,
                                                (2000-present); Senior Managing Director and       Bear Stearns Multi-Strategy
                                                President's Advisory Council Committee             Offshore Fund, Ltd.;
                                                Member, Bear, Stearns & Co. Inc.                   Director and Executive Vice
                                                (1996-present); Investment Committee Member,       President, Priton Holding, Inc.
                                                Lynx New Media Ventures LP (2000-present)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert M.              Trustee, since 2001     Senior Managing Director, Bear, Stearns & Co. Inc. None
 Steinberg - 56
-----------------------------------------------------------------------------------------------------------------------------------

(1) The term of office for a Trustee is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(2) The Interested Trustees are considered to be interested persons as defined by the Investment Company Act of 1940, as amended, because of their employment with The Bear Stearns Funds' adviser or principal underwriter.

-----------------------------------------------------------------------------------------------------------------------------------
                            POSITION WITH
                            THE TRUST AND
   NAME AND AGE OF         LENGTH OF TIME
      TRUSTEE                 SERVED(1)             PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS      DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Barry Sommers - 33     Executive Vice          Senior Managing Director, Bear, Stearns & Co.      None
                        President, since 1998   Inc. (2000-present); Managing Director and
                                                Head of Marketing and Sales for the Trust
                                                (1997-present)
-----------------------------------------------------------------------------------------------------------------------------------
 Stephen A.             Vice President and      General Counsel, Bear Stearns Asset                Director, Bear Stearns Asset
 Bornstein - 59         Secretary, since 1995   Management Inc. (1997-present); Managing           Management (Ireland)
                                                Director, Executive Vice President, Ethics         Limited, Bear  Stearns Asset
                                                Committee Member and Best Execution                Management (Luxembourg)
                                                Committee Member, Bear Stearns Asset               S.A, Bear Stearns Funds plc,
                                                Management Inc. (1997-present); Managing           Bear Stearns Multi-Strategy
                                                Director and Principal 401(k) Committee            Offshore Fund, Ltd., Bear
                                                Member, Bear, Stearns & Co. Inc.                   Stearns Mutli-Strategy
                                                (1985-present); Vice President and Secretary,      Protected Limited, Bear
                                                Bear Stearns FLLC Corp. (1996-present);            Stearns Mutli-Strategy
                                                General Counsel and Secretary, Bear Stearns        Protected SPV Limited;
                                                Funds Management Inc. (1997-present);              Director, Executive Vice
                                                Assistant Secretary, Gregory Madison Avenue        President and Secretary,
                                                Inc. (corporation) (1998-present);                 BSAM Capital Corp.;
                                                Co-Secretary, New Castle Holding, Inc.             Director and President, MBS
                                                (holding company) (1998-present), New Castle       Cayman Funding Limited.
                                                Holding Partners LLC (investment company)
                                                (1999-present); General Counsel, Executive
                                                Vice President and Secretary, Priton Holding,
                                                Inc. (holding company) (1998-present)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank J. Maresca - 43  Vice President and      President and Chief Executive Officer, Bear        None
                        Treasurer, since 1995   Stearns Fund Management Inc.  (1997-present);
                                                Senior Managing Director, Bear, Stearns & Co.
                                                Inc. (2001-present); Managing Director, Bear,
                                                Stearns & Co. Inc. (1997-2001); Assistant
                                                Treasurer, The Cornerstone Strategic Return
                                                Fund, Inc. (2001-present), Cornerstone
                                                Strategic Value Fund, Inc. (2001-present),
                                                EIS Fund, Inc. (2002-present) and Progressive
                                                Return Fund, Inc. (2001-present).
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent L.             Assistant Treasurer,    Executive Vice President, Bear Stearns Funds       None
 Pereira - 36           since 1995              Management Inc. (1997-present); Managing
                                                Director, Bear, Stearns & Co., Inc.
                                                (1999-present), Associate Director, Bear,
                                                Stearns & Co. Inc. (1997-1999)
-----------------------------------------------------------------------------------------------------------------------------------

(1) The term of office for an Officer is indefinite, until he or she resigns, is removed or a successor has been duly elected and qualified.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Large Cap Value Portfolio
                            Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio

                                 PRIVACY NOTICE

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information on investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

May 2002

                                       The
                                  Bear Stearns
                                      Funds
              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

          Michael Minikes                      Chairman of the Board and Trustee
          Doni L. Fordyce                      President and Trustee
          Peter M. Bren                        Trustee
          John S. Levy                         Trustee
          M. B. Oglesby, Jr.                   Trustee
          Robert E. Richardson                 Trustee
          Robert M. Steinberg                  Trustee
          Barry Sommers                        Executive Vice President
          Stephen A. Bornstein                 Vice President and Secretary
          Frank J. Maresca                     Vice President and Treasurer
          Vincent L. Pereira                   Assistant Treasurer

          INVESTMENT ADVISER                   DISTRIBUTOR
          Bear Stearns Asset                   Bear, Stearns & Co. Inc.
          Management Inc.                      383 Madison Avenue
          383 Madison Avenue                   New York, NY 10179
          New York, NY 10179
                                               COUNSEL
          SUB-ADVISER                          Kramer Levin
          INTERNATIONAL EQUITY                 Naftalis & Frankel LLP
          PORTFOLIO                            919 Third Avenue
          Marvin & Palmer                      New York, NY 10022
          Associates, Inc.
          1201 N. Market Street                TRANSFER AND DIVIDEND
          Suite 2300                           DISBURSEMENT AGENT
          Wilmington, DE 19801                 PFPC Inc.
                                               Bellevue Corporate Center
          ADMINISTRATOR                        400 Bellevue Parkway
          Bear Stearns Funds                   Wilmington, DE 19809
          Management Inc.
          383 Madison Avenue                   INDEPENDENT AUDITORS
          New York, NY 10179                   Deloitte & Touche LLP
                                               Two World Financial Center
          CUSTODIAN                            New York, NY 10281
          Custodial Trust Company
          101 Carnegie Center
          Princeton, NJ 08540

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio and S&P STARS Opportunities Portfolio are not sponsored, managed, advised, sold or promoted by Standard & Poor's.